Exhibit 10.1

Execution Version

CLASS A-1-V NOTE PURCHASE AGREEMENT

(SECURED FIBER NETWORK REVENUE VARIABLE FUNDING NOTES,

SERIES 2025-2, CLASS A-1-V)

dated as of October 24, 2025

among

UNITI FIBER ABS ISSUER LLC,

as the Lead Issuer,

UNITI FIBER TRS ISSUER LLC,

as the Co-Issuer,

UNITI FIBER GULFCO LLC,

UNITI FIBER TRS ASSETCO LLC,

each as an Asset Entity

UNITI FIBER HOLDINGS INC.,
as the Manager

CERTAIN CONDUIT INVESTORS,
each as a Conduit Investor,

CERTAIN FINANCIAL INSTITUTIONS,
each as a Committed Note Purchaser,

CERTAIN FUNDING AGENTS,

BARCLAYS BANK PLC,

as Letter of Credit Provider

and

BARCLAYS BANK PLC,

as the Series 2025-2 Class A-1-V Administrative Agent

i

ii

SCHEDULES AND EXHIBITS

SCHEDULE I	Investor Groups and Commitments
SCHEDULE II	Notice Addresses for Investors and Series 2025-2 Class A-1-V Administrative Agent
SCHEDULE III	Additional Closing Conditions
SCHEDULE IV	U.S. Risk Retention Disclosure

EXHIBIT A	Form of Advance Request
EXHIBIT B	Form of Assignment and Assumption Agreement
EXHIBIT C	Form of Investor Group Supplement
EXHIBIT D	Form of Purchaser’s Letter
EXHIBIT E	Form of Voluntary Decrease
EXHIBIT F	Form of Commitment Increase Notice

iii

CLASS A-1-V NOTE PURCHASE AGREEMENT

THIS CLASS A-1-V NOTE PURCHASE AGREEMENT, dated as of October 24, 2025 (such date, the “Series 2025-2 Closing Date”, and this agreement, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is made by and among:

(a)   UNITI FIBER ABS ISSUER LLC, a Delaware limited liability company (the “Lead Issuer”) and UNITI FIBER TRS ISSUER LLC (the “Co-Issuer”, and, together with the Lead Issuer, the “Issuers”) as Issuers;

(b)   (i) UNITI FIBER GULFCO LLC, a Delaware limited liability company, which, as of the Series 2025-2 Closing Date, is a direct, wholly-owned subsidiary of the Lead Issuer, (ii) UNITI FIBER TRS ASSETCO LLC, a Delaware limited liability company, which, as of the Series 2025-2 Closing Date, is a direct, wholly-owned subsidiary of the Co-Issuer, and (iii) each Additional Asset Entity that is acquired or formed following the Series 2025-2 Closing Date that becomes a party hereto after the date hereof pursuant to Section 8.01(h) (together, each an “Asset Entity” and collectively, the “Asset Entities”);

(c)   UNITI FIBER HOLDINGS INC., a Delaware corporation, as the manager under the Management Agreement (in such capacity, the “Manager”), solely for purposes of Sections 6.02 6.03 and 8.01 hereof;

(d)   the several commercial paper conduits listed on Schedule I as Conduit Investors, and their respective permitted successors and assigns (each in such capacity, a “Conduit Investor” and, collectively, the “Conduit Investors”);

(e)   the several financial institutions listed on Schedule I as Committed Note Purchasers, and their respective permitted successors and assigns (each, a “Committed Note Purchaser” and, collectively, the “Committed Note Purchasers”);

(f)   for each Investor Group, the financial institution entitled to act on behalf of such Investor Group set forth opposite the name of such Investor Group on Schedule I as Funding Agent, and its permitted successors and assigns (each in such capacity, the “Funding Agent” with respect to such Investor Group and, collectively, the “Funding Agents”);

(g)   BARCLAYS BANK PLC, as a Letter of Credit Provider; and

(h)   BARCLAYS BANK PLC, as the administrative agent for the Conduit Investors, the Committed Note Purchasers, the Letter of Credit Provider and the Funding Agents (together with its permitted successors and assigns in such capacity, the “Series 2025-2 Class A-1-V Administrative Agent”).

BACKGROUND

1.  Contemporaneously with the execution and delivery of this Agreement, the Issuers, the Asset Entities party thereto and Wilmington Trust, National Association, a national banking association, as the indenture trustee (together with its permitted successors and assigns in such capacity, the “Indenture Trustee”) are entering into (a) the Amended and Restated Base Indenture, dated as of the Series 2025-2 Closing Date (the “Base Indenture”), and (b) the Series 2025-2 Series Supplement dated as of the Series 2025-2 Closing Date (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Series 2025-2 Supplement” and, the Base Indenture as supplemented by the Series 2025-2 Supplement and as may be further amended, amended and restated, supplemented or otherwise, modified from time to time in accordance with the terms thereof, the “Indenture”), pursuant to which the Issuers will issue the Series 2025-2 Class A-1-V Notes, which may be issued in the form of Uncertificated Notes (as defined therein) in accordance with the Indenture.

2.  The Issuers have requested that (a) each applicable Investor make advances of loans from time to time (each, an “Advance” or a “Series 2025-2 Class A-1-V Advance” and, collectively, the “Advances” or the “Series 2025-2 Class A-1-V Advances”) that will constitute the purchase of notes hereunder (the “Series 2025-2 Class A-1-V Advance Notes”) issued to each Funding Agent on behalf of such Investors in the related Investor Group, and/or increases to the Series 2025-2 Class A-1-V Outstanding Principal Amount, in each case on the terms and conditions set forth in this Agreement and (b) that each Letter of Credit Provider issue Letters of Credit from time to time and that the Issuers issue notes hereunder (the “Series 2025-2 Class A-1-V L/C Notes”) in respect of unpaid Reimbursement Obligations in respect thereof, in each case on the terms and conditions set forth in this Agreement.

3.  The Manager has joined in this Agreement to make certain representations, warranties, covenants and agreements for the benefit of each Investor, each Funding Agent and the Series 2025-2 Class A-1-V Administrative Agent.

4.  In consideration of the mutual covenants and undertakings herein contained, each of the Obligors, Conduit Investors, Committed Note Purchasers, Funding Agents, Letter of Credit Providers and the Series 2025-2 Class A-1-V Administrative Agent hereby agrees as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01   Definitions; Rules of Construction. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Indenture (including in the Series 2025-2 Supplement).  Unless otherwise specified herein, (a) all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Agreement and (b) the rules of construction set forth in Section 1.02 of the Indenture apply as if fully set forth herein mutatis mutandis. In addition, the following terms shall have the following meanings for purposes of this Agreement:

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a).

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c).

“Additional Committed Note Purchaser” means any Person that is an Eligible Assignee that becomes a party hereto upon an execution of a joinder agreement in form and substance reasonably satisfactory to the Issuers and the Series 2025-2 Class A-1-V Administrative Agent.

“Advance” or “Advances” have the meaning set forth in the recitals hereto.

“Advance Request” has the meaning specified in Section 7.03(d).

“Affected Person” has the meaning specified in Section 3.05.

“Aggregate Unpaids” means, as of any date of determination, the aggregate amount of principal, interest and fees then-owing hereunder in respect of the Series 2025-2 Class A-1 Notes and all other amounts owed by the Issuers hereunder to the Series 2025-2 Class A-1-V Administrative Agent, the members of the Investor Groups and the Letter of Credit Providers.

“Agreement” has the meaning specified in the preamble hereto.

“Annual Inspection Notice” has the meaning specified in Section 8.01(d).

“Applicable Agent Indemnified Liabilities” has the meaning set forth in Section 9.05(c).

“Applicable Agent Indemnified Parties” has the meaning set forth in Section 9.05(c).

“Applicable Rating Agency” means, with respect to any Liquidity Reserve Letter of Credit and/or any Series 2025-2 Class A-1-V L/C Notes, as the case may be, any Rating Agency then rating the Series 2025-2 Class A-1-V Notes.

“Asset Entity” has the meaning specified in the preamble hereto.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, the tenor for such Benchmark pursuant to this Agreement as of such date.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a).

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder.

“Base Rate”  means, for purposes of the Series 2025-2 Class A-1-V Notes when applicable pursuant to this Agreement, on any day, a rate per annum equal to the sum of (a) 0.70% plus (b) the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Rate in effect on such day plus 0.50% and (iii) Term SOFR in effect on such day plus 1.00%; provided that any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or Term SOFR shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Rate, or Term SOFR, respectively; provided, further, that changes in any rate of interest calculated by reference to the Base Rate shall take effect simultaneously with each change in the Base Rate and the Base Rate will in no event be higher than the maximum rate permitted by applicable law.

“Base Rate Advance” means a Series 2025-2 Class A-1-V Advance that bears interest at the Base Rate during such time as it bears interest at such rate, as provided in this Agreement.

“Benchmark” means, initially, Term SOFR; provided that, if a Benchmark Transition Event and the Benchmark Replacement Date with respect thereto have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.04.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Series 2025-2 Class A-1-V Administrative Agent on the applicable Benchmark Replacement Date:

(1)  either of (i) Compounded SOFR or (ii) Daily Simple SOFR, as selected by the Series 2025-2 Class A-1-V Administrative Agent to be the then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for the applicable loan market;

(2)  the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for Applicable Tenor and (b) the Benchmark Replacement Adjustment;

(3)  the sum of: (a) the alternate rate of interest that has been selected by the Series 2025-2 Class A-1-V Administrative Agent as the replacement for the then-current Benchmark for the Applicable Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-

current Benchmark for U.S. dollar denominated secured financings or securitizations relating to the relevant asset class, as applicable at such time and (b) the Benchmark Replacement Adjustment.

If at any time the Benchmark Replacement as determined pursuant to this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Series 2025-2 Class A-1-V Administrative Agent as of the Benchmark Replacement Date:

(1)  the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected, endorsed or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; or

(2)  the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Series 2025-2 Class A-1-V Administrative Agent giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated secured financing or securitization transactions relating to the relevant asset class, as applicable at such time.

“Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of Term SOFR or any Benchmark Replacement, any technical, administrative or operational changes (including but not limited to changes to the definition of “Base Rate,” the definition of “Business Day,” the definition to “SOFR Interest Accrual Period”, the timing and frequency of determining rates, timing of borrowing requests or prepayments, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Series 2025-2 Class A-1-V Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Investor Groups in a manner substantially consistent with market practice (or, if the Series 2025-2 Class A-1-V Administrative Agent decides in its reasonable discretion that adoption of any portion of such market practice is not administratively feasible or if the Series 2025-2 Class A-1-V Administrative Agent determines in its reasonable discretion that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Series 2025-2 Class A-1-V Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark, or if the then-current Benchmark is Term SOFR, with respect to the Term SOFR Reference Rate:

(1)  in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide the applicable Available Tenors of such Benchmark (or such component thereof); or

(2)  in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and

(ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to the applicable Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)  a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the applicable Available Tenor of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Available Tenor of such Benchmark (or such component thereof);

(2)  a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the F.R.S. Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide the applicable Available Tenor of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Available Tenor of such Benchmark (or such component thereof); or

(3)  a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that the applicable Available Tenor of such Benchmark (or such component thereof) is no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each the applicable Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Borrowing” means any increase to the Series 2025-2 Class A-1-V Outstanding Principal Amount on any Business Day by the Issuers by drawing ratably (or as otherwise set forth herein), at par, additional principal amounts on the Series 2025-2 Class A-1-V Notes corresponding to the aggregate amount of the Series 2025-2 Class A-1-V Advances made on such Business Day.

“Breakage Amount” has the meaning set forth in Section 3.06.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2025-2 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2025-2 Closing Date.

“Class A-1-V Amendment Expenses” means the amounts payable to the Series 2025-2 Class A-1-V Administrative Agent, each Funding Agent and each Investor in connection with any amendments, waivers, consents, supplements or other modifications to the Series 2025-2 Supplement or any other Transaction Document pursuant to Section 9.05(a).

“Class A-1-V Indemnities” has the meaning specified in Section 9.05(b).

“Class A-1-V Taxes” has the meaning specified in Section 3.08(a).

“Class A Leverage Ratio” means, as of any date of determination, the ratio of (i) the Class Principal Balance of all Class A Notes as of such date (provided that, with respect to each outstanding Series of Class A-1-V Notes, the Class Principal Balance of each such Series of Class A-1-V Notes as of the applicable Closing Date or date of effectiveness of any commitment increase thereunder, in each case will be deemed to be equal to the maximum committed principal amount for such Series of Class A-1-V Notes as of such date (including, with respect to the Series 2025-2 Class A-1-V Notes, the Series 2025-2 Class A-1-V Notes Maximum Principal Amount as of such date)) to (ii) the Aggregate Annualized Net Cash Flow as of the last day of the most recently completed Collection Period (or, if such date is the last day of a Collection Period, as of such date).

“Co-Issuer” has the meaning specified in the preamble hereto.

“Commercial Paper” means, with respect to any Conduit Investor, the short-term promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitment” means the commitment of each Committed Note Purchaser included in each Investor Group to (i) fund Series 2025-2 Class A-1-V Advances pursuant to Section 2.02(a) and (ii) to participate in Letters of Credit pursuant to Section 2.08, in an aggregate amount for clauses (i) and (ii) at any one time outstanding up to its Commitment Amount.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I attached hereto opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to this Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced from time to time pursuant to Section 2.05, (ii) increased from time to time pursuant to Section 2.09 or (iii) increased or reduced from time to time by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of this Agreement. For the avoidance of doubt, the aggregate Commitment Amount of all Committed Note Purchasers as of any date shall not exceed the Series 2025-2 Class A-1-V Notes Maximum Principal Amount as of such date.

“Commitment Increase” has the meaning set forth in Section 2.09(a).

“Commitment Increase Notice” has the meaning set forth in Section 2.09(a).

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2025-2 Class A-1-V Notes Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2025-2 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are otherwise terminated or reduced to zero in accordance with this Agreement.

“Commitment Termination Date” means the Series 2025-2 Class A-1-V Anticipated Repayment Date.

“Committed Note Purchaser” and “Committed Note Purchasers” have the meaning specified in the preamble hereto and shall include each Additional Committed Note Purchaser and each Person that becomes a party hereto as a Committed Note Purchaser after the Series 2025-2 Closing Date as a permitted transferee or assignee of any existing Committed Note Purchaser that becomes a party to this Agreement, including pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, in each case, other than any such Person that ceases to be a party hereto, including pursuant to an Assignment and Assumption Agreement or Investor Group Supplement.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Competitor” has the meaning set forth in Section 9.17(a).

“Compounded SOFR” means the compounded average of SOFRs for one (1) month, with the rate, or methodology for this rate, and conventions for this rate (which, for example, may be compounded in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each monthly period or compounded in advance) being established by the Series 2025-2 Class A-1-V Administrative Agent in accordance with the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that, if, and to the extent that, the Series 2025-2 Class A-1-V Administrative Agent determines that Compounded SOFR cannot be determined as described above, then the rate, or methodology for this rate, and conventions for this rate selected by the Series 2025-2 Class A-1-V Administrative Agent giving due consideration to any industry-accepted market practice for similar U.S. dollar denominated secured financing or securitization transactions relating to the relevant asset class, as applicable at such time.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose Commercial Paper is rated at least “A-2” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC, that is administered by the Funding Agent (or for which the related Program Support Provider provides liquidity support) with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b).

“Conduit Investor” and “Conduit Investors” have the meaning specified in the preamble hereto and shall include each Person that becomes a party hereto as a Conduit Investor after the Series 2025-2 Closing Date, including pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, in each case, other than any such Person that ceases to be a party hereto, including pursuant to an Assignment and Assumption Agreement or Investor Group Supplement.

“Conduit Investor Amounts” has the meaning specified in Section 9.10(c).

“Covered Fund” has the meaning specified in Section 6.01(g).

“CP Advance” means a Series 2025-2 Class A-1-V Advance that bears interest at the CP Rate during such time as it bears interest at such rate, as provided herein.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Accrual Period, for any CP Advance funded by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such CP Advances for such Interest Accrual Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such CP Advances for such Interest Accrual Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means, on any day during any Interest Accrual Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Accrual Period plus (ii) 1.70%; provided, that the CP Rate will in no event be higher than the maximum rate permitted by applicable law.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Series 2025-2 Class A-1-V Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that, if the Series 2025-2 Class A-1-V Administrative Agent decides that any such convention is not administratively feasible for the Series 2025-2 Class A-1-V Administrative Agent, then the Series 2025-2 Class A-1-V Administrative Agent may establish another convention in its reasonable discretion.

“Defaulting Agent Event” has the meaning set forth in Section 5.07(b).

“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms hereof within one (1) Business Day of the day such payment is required to be made by such Investor hereunder, (b) notified the related Funding Agent in writing that it does not intend to make any payment required to be made by it under the terms hereof within one (1) Business Day of the day such payment is required to be made by such Investor hereunder, (c) become the subject of an Event of Bankruptcy or (d) become the subject of a Bail-In Action.

“Delayed Amount” has the meaning set forth in Section 2.03(d).

“Delayed Funding Date” has the meaning set forth in Section 2.03(d).

“Delayed Funding Notice” has the meaning set forth in Section 2.03(d).

“Delayed Funding Notice Date” has the meaning set forth in Section 2.03(d).

“Delaying Investor” has the meaning set forth in Section 2.03(d).

“Eligible Assignee” has the meaning set forth in Section 9.17(a).

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper is rated at least “A-1” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC.

“Event of Bankruptcy” means, with respect to any Person, (i) a court enters a decree or order for relief with respect to such Person in an Involuntary Bankruptcy, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law unless dismissed within sixty (60) days or an order for relief is entered with respect to such Person or such Person commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for such Person, for all or a substantial part of the property of such Person.

“FATCA” means Sections 1471 through 1474 of the Code, any current or future regulations thereunder or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any published intergovernmental agreement entered into in connection with the implementation of such sections of the Code and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any such published intergovernmental agreement.

“FCPA” has the meaning specified in Section 6.01(i).

“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Series 2025-2 Class A-1-V Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Series 2025-2 Class A-1-V Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“Floor” means zero percent (0%).

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” and “Funding Agents” have the meaning specified in the preamble hereto and shall include each Person that becomes a party hereto as a Funding Agent after the Series 2025-2 Closing Date, including pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, in each case, other than any such Person that ceases to be a party hereto, including pursuant to an Assignment and Assumption Agreement or Investor Group Supplement.

“Funding Agent Indemnified Parties” has the meaning set forth in Section 9.05(c).

“Guarantors” has the meaning set forth in Section 7.03(e).

“Increased Capital Costs” has the meaning set forth in Section 3.07.

“Increased Costs” has the meaning set forth in Section 3.05.

“Increased Tax Costs” has the meaning set forth in Section 3.08(b).

“Indemnified Liabilities” has the meaning set forth in Section 9.05(b).

“Indemnified Parties” has the meaning set forth in Section 9.05(b).

“Indenture” has the meaning set forth in the recitals hereto.

“Indenture Trustee” has the meaning set forth in the recitals hereto.

“Investment Company Act” has the meaning set forth in Section 6.01(g).

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers (including each Letter of Credit Provider and any L/C Issuing Bank), and “Investors” means the Conduit Investors and the Committed Note Purchasers (including each Letter of Credit Provider and any L/C Issuing Banks) collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I attached hereto (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party hereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2025-2 Class A-1-V Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2025-2 Class A-1-V Noteholder for such Investor Group).

“Investor Group Principal Amount” means, with respect to any Investor Group as of any date of determination on or after the Series 2025-2 Closing Date (including, for the avoidance of doubt, with respect to any Investor Groups that exist as of such date pursuant to an Assignment and Assumption Agreement or an Investor Group Supplement), an amount equal to such Investor Group’s Commitment Percentage of the sum of (without duplication) (i) Series 2025-2 Class A-1-V Outstanding Principal Amount at such time (in an amount not to exceed the portion of all outstanding Borrowings, if any, actually funded by such Investor Group as of such date), plus (ii) the Series 2025-2 Class A-1-V Outstanding L/C Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c).

“Involuntary Bankruptcy” shall mean any involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, in which any Person is a debtor.

“Issuers” has the meaning specified in the preamble hereto.

“Joinder Agreement” has the meaning specified in Section 8.01(h).

“L/C Commitment” means the obligation of each Letter of Credit Provider directly or through an L/C Issuing Bank to provide Letters of Credit pursuant to Section 2.06 in an aggregate amount not to exceed the amount set forth on Schedule I attached hereto opposite such Letter of Credit Provider’s name, which amount may be reduced pursuant to Section 2.05(b) or Section 2.06(e), increased pursuant to Section 2.06(e) or reduced or increased subject to the consent of the applicable Letter of Credit Provider (and no other party hereto) so long as the aggregate amount of L/C Commitments does not exceed the then-applicable Required Liquidity Amount at the time of such increase; provided that the aggregate Undrawn L/C Face Amount of all Letters of Credit issued by such Letter of Credit Provider (directly or through an L/C Issuing Bank), together with any Unreimbursed L/C Drawings in respect of all such Letters of Credit, at any one time outstanding shall not exceed the face amount of the Series 2025-2 Class A-1-V L/C Notes held by such Letter of Credit Provider. As of the Series 2025-2 Closing Date, the aggregate amount of L/C Commitments is zero.

“L/C Issuing Bank” has the meaning specified in Section 2.06(g).

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.07(a)(ii).

“L/C Reimbursement Amount” has the meaning set forth in Section 2.07(a).

“L/C Subfacility Decrease” has the meaning set forth in Section 2.06(b).

“L/C Subfacility Increase” has the meaning set forth in Section 2.06(b).

“Lead Issuer” has the meaning specified in the preamble hereto.

“Letter of Credit” has the meaning set forth in Section 2.06(a).

“Letter of Credit Provider” means each Person set forth on Schedule I attached hereto in whose name a Series 2025-2 Class A-1-V L/C Note is registered in the Note Register, and shall include each Person that becomes a party hereto as a Letter of Credit Provider after the Series 2025-2 Closing Date, including pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, in each case, other than any such Person that ceases to be a party hereto, including pursuant to an Assignment and Assumption Agreement or Investor Group Supplement. References to a Letter of Credit Provider herein and in the Indenture shall apply independently to each Letter of Credit Provider in such capacity and solely with respect to such Letter of Credit Provider’s L/C Commitment and/or the Letters of Credit issued in respect thereof, or, if the context requires, all Letter of Credit Providers in such capacity the aggregate L/C Commitments and/or the Letters of Credit issued in respect thereof.

“Manager” has the meaning specified in the preamble hereto.

“Margin Stock” has the meaning specified in Section 8.01(e).

“Maximum Investor Group Principal Amount” means, as of any date of determination, as to each Investor Group existing on the Series 2025-2 Closing Date, the amount set forth on Schedule I  attached hereto as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties hereto, in each case, as such amount may be (i) reduced pursuant to Section 2.05, (ii) increased pursuant to Section 2.09 or (iii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms hereof.

“Money Laundering Laws” has the meaning set forth in Section 6.01(k).

“Non-Excluded Taxes” has the meaning set forth in Section 3.08(a).

“Non-Funding Committed Note Purchaser” has the meaning set forth in Section 2.02(a).

“OFAC” has the meaning set forth in Section 6.01(l).

“Other Class A-1-V Transaction Expenses” means all amounts payable pursuant to Section 9.05(a) including Class A-1-V Amendment Expenses.

“Payment” has the meaning set forth in Section 4.05(a).

“Payment Notice” has the meaning set forth in Section 4.05(b).

“Prime Rate” means the rate of interest publicly announced from time to time by a commercial bank mutually agreed upon by the Manager and the Series 2025-2 Class A-1-V Administrative Agent as its reference rate, base rate or prime rate.

“Program Support Agreement” means, with respect to any Conduit Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2025-2 Class A-

1-V Note of such Conduit Investor providing for the issuance of one or more letters of credit for the account of such Conduit Investor, the issuance of one or more insurance policies for which such Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Conduit Investor to any Program Support Provider of the Series 2025-2 Class A-1-V Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Conduit Investor in connection with such Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Conduit Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Conduit Investor in respect of such Conduit Investor’s Commercial Paper and/or Series 2025-2 Class A-1-V Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Conduit Investor’s securitization program as it relates to any Commercial Paper issued by such Conduit Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“reference amount” has the meaning set forth in Section 2.03(b).

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR, the time set forth in the definition of Term SOFR, and (2) if such Benchmark is not Term SOFR, the time determined by the Series 2025-2 Class A-1-V Administrative Agent in accordance with the Benchmark Replacement Conforming Changes.

“Reimbursement Obligation” means, with respect to any Letter of Credit issued by any Letter of Credit Provider, the obligation of the Issuers to reimburse such Letter of Credit Provider pursuant to Section 2.07 for amounts drawn under such Letters of Credit in an amount not to exceed the relevant L/C Reimbursement Amount.

“Relevant Governmental Body” means the F.R.S. Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the F.R.S. Board or the Federal Reserve Bank of New York, or any successor thereto.

“Required Investors” means, (X) as of any date of determination during the Commitment Term, one or more Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the total Commitments of the Committed Note Purchasers as of such date, 50% of such Commitments or (ii) if a single Investor Group holds more than 50% of the total Commitments of the Committed Note Purchasers as of such date, 66 2/3% of such Commitments; provided that, for purposes of determining the Required Investors pursuant to this clause (X), (1) Commitments shall be deemed to be fully drawn for purposes of any provision herein, in the Indenture or in any other applicable Transaction Document relating to any vote, consent, direction or the like to be given by the Series 2025-2 Class A-1-V Noteholders as the Series 2025-2 Class A-1-V Noteholders or as Noteholders and (2) the Commitments shall exclude any such Commitments of any Defaulting Investor (including, for these purposes, the Series 2025-2 Class A-1-V Administrative Agent following a Defaulting Agent Event) or its Affiliates; and (Y) as of any date of determination from and after the expiration of the Commitment Term, one or more Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Series 2025-2 Class A-1-V Outstanding Principal Amount as of such date, 50% of the Series 2025-2 Class A-1-V Outstanding Principal Amount or (ii) if a single Investor Group holds more than 50% of the Series 2025-2 Class A-1-V Outstanding Principal Amount  as of such date, 66 2/3% of such Series 2025-2 Class A-1-V Outstanding Principal Amount; provided that, for purposes of determining the Required Investors pursuant to this clause (Y), the Series 2025-2 Class A-1-V Outstanding Principal Amount shall exclude any such Series 2025-2 Class A-1-V Outstanding Principal Amount held by any Defaulting Investor (including, for these purposes, the Series 2025-2 Class A-1-V Administrative Agent following a Defaulting Agent Event) or its Affiliates.

“Requirements of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and bylaws, limited liability company agreement, partnership agreement or other organizational or governing documents of such Person or any of its property, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to, or binding upon, such Person or any of its property or to which such Person or any of its property is subject, whether federal, state, local or foreign (including usury laws, the Federal Truth in Lending Act, state franchise laws and retail installment sales acts).

“Sanctions” has the meaning set forth in Section 6.01(l).

“Series 2025-2 Class A-1-V Administrative Agent” has the meaning set forth in the preamble hereto.

“Series 2025-2 Class A-1-V Administrative Agent Indemnified Parties” has the meaning set forth in Section 9.05(c).

“Series 2025-2 Class A-1-V Advance” and “Series 2025-2 Class A-1-V Advances” have the meaning set forth in the recitals hereto.

“Series 2025-2 Class A-1-V Advance Notes” has the meaning set forth in the recitals hereto.

“Series 2025-2 Class A-1-V Advance Request” has the meaning specified in Section 7.03(d).

“Series 2025-2 Class A-1-V Anticipated Repayment Date” means the “Series 2025-2 Variable Funding Note Anticipated Repayment Date” (as defined in the Series 2025-2 Supplement), which date is the Payment Date occurring in January 2029, as such date may be extended from time to time pursuant to Section 7.04.

“Series 2025-2 Class A-1-V Breakage Amount” has the meaning set forth in Section 3.06.

“Series 2025-2 Class A-1-V Extension Election” has the meaning specified in Section 7.04(c).

“Series 2025-2 Class A-1-V Extension Fees” means the “Extension Fees” as defined in, and payable by the Issuers pursuant to the Series 2025-2 Class A-1-V Notes Fee Letter in connection with the exercise of a Series 2025-2 Class A-1-V Extension Election (if any) and the extension of the Series 2025-2 Class A-1-V Anticipated Repayment Date pursuant to Section 7.04.

“Series 2025-2 Class A-1-V L/C Notes” has the meaning set forth in the recitals hereto.

“Series 2025-2 Class A-1-V Noteholders” means the Investors in their respective capacities as Holders of the Series 2025-2 Class A-1-V Notes.

“Series 2025-2 Class A-1-V Notes” has the meaning set forth in the Series 2025-2 Supplement, and shall include the Series 2025-2 Class-1-V Advance Notes and the Series 2025-2 A-1-V L/C Notes.

“Series 2025-2 Class A-1-V Notes Availability Conditions” means, collectively: (i) the Class A Leverage Ratio (calculated giving pro forma effect to any Advance and any applicable Commitment Increase) is less than or equal to 6.50:1.00 and (ii) the conditions precedent set forth in Section 7.03. For the avoidance of doubt, the Series 2025-2 Class A-1-V Notes Availability Conditions shall be deemed to not be satisfied as of the Series 2025-2 Closing Date.

“Series 2025-2 Class A-1-V Notes Fee Letter” means the Series 2025-2 Class A-1-V Notes Fee Letter, dated as of the Series 2025-2 Closing Date, by and among, inter alia, the Issuers, the Asset Entities party thereto, the Series 2025-2 Class A-1-V Administrative Agent and the Committed Note Purchasers party thereto.

“Series 2025-2 Class A-1-V Notes Maximum Principal Amount” means (x) on the Series 2025-2 Closing Date and at all times prior to the satisfaction  of the Series 2025-2 Class A-1-V Notes Availability Conditions, $0 and (y) thereafter from time to time, including after the initial Commitment Increase (if any) and upon each subsequent Commitment Increase (if any), in each case, subject to satisfaction of the Series 2025-2 Class A-1-V Notes Availability Conditions, the amount set forth on Schedule I hereto under “Series 2025-2 Class A-1-V Notes Maximum Principal Amount” in accordance with Section 2.09 and subject to any Decrease hereunder; provided that, pursuant to Section 2.09, the Series 2025-2 Class A-1-V Notes Maximum Principal Amount shall not exceed $75,000,000 unless a Rating Agency Confirmation and consent of each Holder of the Series 2025-2 Class A-1-V Notes are obtained with respect thereto.

“Series 2025-2 Class A-1-V Notes Other Amounts” means, as of any date of determination, the aggregate amount of any Breakage Amount, Class A-1-V Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1-V Transaction Expenses then due and payable and not previously paid.

“Series 2025-2 Class A-1-V Notes Upfront Fee” means the “Upfront Fees” as defined in and payable by the Issuers pursuant to, the Series 2025-2 Class A-1-V Notes Fee Letter in connection with the effectiveness of this Agreement on the Series 2025-2 Closing Date pursuant to Section 7.01.

“Series 2025-2 Class A-1-V Outstanding L/C Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2025-2 Class A-1-V L/C Notes outstanding on such date (after giving effect to L/C Subfacility Increases or L/C Subfacility Decreases to occur on such date pursuant to the terms of this Agreement or the Series 2025-2 Supplement).

“Series 2025-2 Class A-1-V Outstanding Principal Amount” means, when used with respect to any date, an amount equal to the Class Principal Balance of the Series 2025-2 Class A-1-V Notes (including, without duplication the Series 2025-2 Class A-1-V Outstanding L/C Subfacility Amount) as of such date.

“Series 2025-2 Class A-1-V Post-ARD Additional Interest” shall mean the interest that accrues on the Series 2025-2 Class A-1-V Outstanding Principal Amount at the Series 2025-2 Class A-1-V Post-ARD Additional Interest Rate pursuant to Section 2.10 of the Indenture and Section 3.01(c) hereof.

“Series 2025-2 Class A-1-V Post-ARD Additional Interest Rate” shall mean a rate per annum equal to 5.0%, which shall be the “Post-ARD Additional Interest Rate” on the Series 2025-2 Class A-1-V Notes for all purposes of the Indenture and the Series 2025-2 Supplement.

“Series 2025-2 Class A-1-V Undrawn Commitment Fees” has the meaning specified in Section 3.02(e).

“Series 2025-2 Class A-1-V Termination Date” has the meaning specified in Section 9.21.

“Series 2025-2 Class A-2 Notes” means the $180,000,000 Secured Fiber Network Revenue Notes, Series 2025-2, Class A-2, issued by the Issuers pursuant to the Indenture.

“Series 2025-2 Class B Notes” means the $28,200,000 Secured Fiber Network Revenue Notes, Series 2025-2, Class B, issued by the Issuers pursuant to the Indenture.

“Series 2025-2 Class C Notes” means the $41,800,000 Secured Fiber Network Revenue Notes, Series 2025-2, Class C, issued by the Issuers pursuant to the Indenture.

“Series 2025-2 Closing Date” has the meaning set forth in the preamble hereto.

“Series 2025-2 First Extension Election” has the meaning specified in Section 7.04(b).

“Series 2025-2 Liquidity Reserve Letter of Credit” means any Liquidity Reserve Letter of Credit issued to the Indenture Trustee for the benefit of the Noteholders in accordance with this Agreement.

“Series 2025-2 Notes” means the Series 2025-2 Class A-1-V Notes, the Series 2025-2 Class A-2 Notes, the Series 2025-2 Class B Notes and the Series 2025-2 Class C Notes, collectively.

“Series 2025-2 Second Extension Election” has the meaning specified in Section 7.04(c).

“Series 2025-2 Supplement” has the meaning set forth in the recitals hereto.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Advance” means an Advance that bears interest at a rate of interest determined by reference to Term SOFR or Daily Simple SOFR during such time as it bears interest at such rate, as provided in this Agreement.

“SOFR Interest Accrual Period” means, as to any SOFR Advance, the period commencing on the date of such Advance and ending on the numerically corresponding day in the calendar month that is one or three months thereafter (subject to the availability thereof), as specified by the Issuer; provided that (i) if any SOFR Interest Accrual Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such SOFR Interest Accrual Period shall end on the next preceding Business Day, (ii) any SOFR Interest Accrual Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such SOFR Interest Accrual Period) shall end on the last Business Day of the last calendar month of such SOFR Interest Accrual Period, (iii) no SOFR Interest Accrual Period shall extend beyond the Rated Maturity Date and (iv) no tenor that has been removed from this definition pursuant to the terms of this Agreement shall be available for specification in such Advance Request.  For purposes hereof, the date of an Advance initially shall be the date on which such Advance is made and thereafter shall be the effective date of the most recent conversion or continuation of such Advance.

“Term SOFR” means,

(a)  for any calculation with respect to any SOFR Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable SOFR Interest Accrual Period on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Business Days prior to the beginning of such SOFR Interest Accrual Period, in each case, as such rate is published by the Term SOFR Administrator for such Term SOFR Determination Day at 6:00 a.m. (New York City time); provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government

Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day;

(b)  for any calculation with respect to any Base Rate Advance, the Term SOFR Reference Rate for a three (3) month tenor on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Business Days prior to such day, in each case, as such rate is published by the Term SOFR Administrator for such Term SOFR Determination Day at 6:00 a.m. (New York City time); provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for a three (3) month tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day;

provided that if Term SOFR as so determined above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Series 2025-2 Class A-1-V Administrative Agent in their reasonable discretion).

“Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Term SOFR Rate” means, for purposes of any calculation, the rate per annum equal to the sum of (a) Term SOFR and (b) 1.70%.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then-undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.07.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Risk Retention Rules” has the meaning specified in Section 6.02.

“Voluntary Decrease” has the meaning specified in Section 2.02(d).

SECTION 1.02   Benchmark Calculations. The Series 2025-2 Class A-1-V Administrative Agent and each Funding Agent do not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate, Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.  The Series 2025-2 Class A-1-V Administrative Agent, each Funding Agent and their respective affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Issuer.  The Series 2025-2 Class A-1-V Administrative Agent and each Funding Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Issuer, the Manager, any Investors, Funding Agents, Program Support Providers or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, the Series 2025-2 Class A-1-V Administrative Agent (in any capacity under any Transaction Document) shall have no (i) responsibility or liability for determining, confirming or verifying the Benchmark, the Base Rate, the Term SOFR Reference Rate, Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto, (ii) responsibility or liability for designating or selecting a Benchmark Replacement or other alternate or replacement reference rate (or any component or modifier related thereto) as a successor or replacement benchmark interest rate (including whether any such rate meets any requirements specified in any Transaction Document or whether the conditions to the designation of such rate or the adoption of such rate or any amendments related thereto have been satisfied) and shall be entitled to rely upon any designation of such a rate (or any component or modifier related thereto) by any other Person designated in an applicable Transaction Document to determine such rate, (iii) responsibility for determining whether any event or date has occurred that would require or allow for the selection of a Benchmark Replacement or any other successor or replacement benchmark interest rate, (iv) obligation to determine or select any methodology or conventions for calculation of any Benchmark or Benchmark Replacement (which, for example, may include operational, administrative or technical parameters for compounding such rate), (v) liability for any failure or delay in performing its duties (if any) under any Transaction Document as a result of the unavailability of the Benchmark, a Benchmark Replacement or any other benchmark interest rate and (vi) liability for any failure or delay in performing their duties under this Agreement or other Transaction Document as a result of the unavailability of the Benchmark or any other reference rate described herein, including as a result of any inability, delay, error or inaccuracy on the part of any Person in providing reasonable prior written notice of the selection of any successor or replacement benchmark interest rate or any direction, instruction, notice or information required or contemplated by the terms of any Transaction Document and reasonably required for the performance of such duties.  Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, no Benchmark Conforming Changes or other amendments to this Agreement shall be effective without the prior written consent of the Series 2025-2 Class A-1-V Administrative Agent to the extent such amendments or Benchmark Conforming Changes imposes any such obligation, responsibility or liability on the Series 2025-2 Class A-1-V Administrative Agent (in any capacity under any Transaction Document).

ARTICLE II
PURCHASE AND SALE OF SERIES 2025-2 CLASS A-1-V NOTES

SECTION 2.01   Series 2025-2 Class A-1-V Notes. On the terms and conditions set forth in this Agreement and the Indenture, and in reliance on the representations, warranties, covenants and agreements set forth herein and therein, the Issuers shall issue and shall request the Indenture Trustee to authenticate (in the case of Series 2025-2 Class A-1 Advance Notes in the form of definitive notes or register as described in the Indenture and the Series 2025-2 Supplement) pursuant to the Indenture and the Series 2025-2 Supplement (in the case of Series 2025-2 Class A-1 Advance Notes in the form of Uncertificated Notes) the Series 2025-2 Class A-1-V Advance Notes, which the Issuers shall deliver to each Funding Agent on behalf of the Investors in the related Investor Group on the Series 2025-2 Closing Date. Such Series 2025-2 Class A-1-V Advance Note for each Investor Group shall be dated the date of its authentication, shall be registered in the name of the related Funding Agent or its nominee, as agent for the related Investors, or in such other name or nominee as such Funding Agent may request, shall have a maximum principal amount equal to the Maximum Investor Group Principal Amount for such Investor Group,  and (other than any Uncertificated Notes) has been or shall be duly authenticated in accordance with the provisions of the Indenture. The Series 2025-2 Class A-1-V Notes shall be Variable Funding Notes that are Class A-1-V Advance Notes payable in accordance with the Indenture and this Agreement.  The parties hereto acknowledge and agree that, for all purposes under the Indenture and the other Transaction Documents (a) this Agreement shall be a “Variable Funding Note Purchase Agreement”, (b) the Series 2025-2 Class A-1-V Advance Notes and the Series 2025-2 Class A-1-V L/C Notes shall constitute “Series 2025-2 Class A-1-V Notes”, “Class A-1 Notes” and “Notes”.

SECTION 2.02   Advances; Voluntary Decreases.

(a)   Subject to the terms and conditions of this Agreement and the Indenture, each Eligible Conduit Investor, if any, may, in its sole discretion, and if such Eligible Conduit Investor determines that it will not make (or it does not in fact make) an Advance or any portion of an Advance, its related Committed Note Purchaser(s) shall or, if there is no Eligible Conduit Investor with respect to any Investor Group, the Committed Note Purchaser(s) with respect to such Investor Group shall, upon the Issuers’ request for a Borrowing delivered in accordance with the provisions of Section 2.03 and the satisfaction of all conditions precedent thereto (or under the circumstances set forth in Section 2.05, 2.06 or 2.08), make Advances from time to time during the Commitment Term; provided, that such Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, that if, as a result of any Committed Note Purchaser (a “Non-Funding Committed Note Purchaser”) failing to make any previous Advance that such Non-Funding Committed Note Purchaser was required to make, outstanding Advances are not held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages at the time a request for Advances is made, (x) such Non-Funding Committed Note Purchaser shall make all of such Advances until outstanding Advances are held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages and (y) further Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, that the failure of a Non-Funding Committed Note Purchaser to make Advances pursuant to the immediately preceding proviso shall not, subject to the immediately following proviso, relieve any other Committed Note Purchaser of its obligation hereunder, if any, to make Advances in accordance with Section 2.03(b)(i); provided, further, that, subject, in the case of clause (i) below, to Section 2.03(b)(ii), no Advance shall be required or permitted to be made by any Investor on any date to the extent that, after giving effect to such Advance, (i) the related Investor Group Principal Amount would exceed the related Maximum Investor Group Principal Amount or (ii) the Series 2025-2 Class A-1-V Outstanding Principal Amount would exceed the Series 2025-2 Class A-1-V Notes Maximum Principal Amount.

(b)   Notwithstanding anything herein or in any other Transaction Document to the contrary, at no time will a Conduit Investor be obligated to make Advances hereunder. If at any time any Conduit Investor is not an Eligible Conduit Investor, such Conduit Investor shall deliver prompt written notice thereof to each of the related Funding Agent, the Series 2025-2 Class A-1-V Administrative Agent and the Issuers.

(c)   Each of the Advances to be made on any date shall be made as part of a single Borrowing. The Advances made as part of the initial Borrowing on the Series 2025-2 Closing Date, if any, will be evidenced by the Series 2025-2 Class A-1-V Advance Notes issued in connection herewith and will constitute purchases of Series 2025-2 Class A-1-V Advance Principal Amounts corresponding to the amount of such Advances. All of the other Advances will constitute Borrowings evidenced by the Series 2025-2 Class A-1-V Advance Notes issued in connection herewith and will constitute purchases of Series 2025-2 Class A-1-V Outstanding Principal Amounts corresponding to the amount of such Advances.  The Series 2025-2 Class A-1-V Outstanding Principal Amounts shall be the aggregate unpaid principal balance (and the Class Principal Balance) of the Series 2025-2 Class A-1-V Notes for all purposes under the Indenture.

(d)   On any Business Day, upon at least three (3) Business Days’ prior written notice, substantially in the form of Exhibit E, to the Series 2025-2 Class A-1-V Administrative Agent (who shall promptly distribute to each of the Funding Agents, the Indenture Trustee and the Servicer) the Issuers may decrease the Series 2025-2 Class A-1-V Outstanding Principal Amount (each such decrease of the Series 2025-2 Class A-1-V Outstanding Principal Amount pursuant to this Section 2.02(d), a “Voluntary Decrease”) by depositing with the Series 2025-2 Class A-1-V Administrative Agent an amount equal to such Voluntary Decrease not later than 10:00 a.m. (New York City time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Series 2025-2 Class A-1-V Administrative Agent (with a copy to the Indenture Trustee) directing the Series 2025-2 Class A-1-V Administrative Agent to distribute to each Investor Group pro rata according to the portion of the Series 2025-2 Class A-1-V Outstanding Principal Amount allocable to each Investor Group (which report shall include the calculation of such amounts and wiring instructions for the distributions thereof); provided, that to the extent the deposit with the Series 2025-2 Class A-1-V Administrative Agent described above is not made by 10:00 a.m. (New York City time) on a Business Day, the same shall be deemed to be deposited on the following Business Day.  Any associated Series 2025-2 Class A-1-V Breakage Amounts incurred as a result of such decrease (calculated in accordance with this Agreement) shall be deposited with the Series 2025-2 Class A-1-V Administrative Agent for allocation pursuant to the report referred to above. Each Voluntary Decrease in respect of any Advances shall be either (i) in an aggregate minimum principal amount of $5,000,000 and integral multiples of $500,000 in excess thereof or (ii) in such other amount necessary to reduce the Series 2025-2 Class A-1-V Outstanding Principal Amount to zero.  The failure to pay the amount of any Voluntary Decrease on the date specified as the decrease date in the related notice shall not constitute an Event of Default under the Indenture, and any amounts deposited with the Series 2025-2 Class A-1-V Administrative Agent for application in the manner set forth above shall only be so deposited to the extent available in accordance with the Priority of Payments.

(e)   Subject to the terms of this Agreement and the Series 2025-2 Supplement, the aggregate principal amount of the Advances evidenced by the Series 2025-2 Class A-1-V Advance Notes may be increased by Borrowings or decreased by Voluntary Decreases and such other amounts that are paid on the Series 2025-2 Class A-1-V Notes pursuant to the Priority of Payments from time to time.

(f)   At any time that the aggregate Series 2025-2 Class A-1-V Outstanding Principal Amount attributable to each Investor Group is not held pro rata based on its respective Commitment Percentage (as a result of the issuance of any Letter of Credit or otherwise), the Investor Groups (and the Investors within each such Investor Group) shall at the direction of the Series 2025-2 Class A-1-V Administrative Agent, reallocate any outstanding Advances to ensure that the aggregate Series 2025-2 Class A-1-V Outstanding Principal Amount attributable to each Investor Group is pro rata based on its respective Commitment Percentage; provided that the Issuers shall not be liable for any Breakage Amounts resulting solely from any such reallocations.

SECTION 2.03   Borrowing Procedures.

(a) Whenever the Issuers wish to make a Borrowing, the Issuers shall (or shall cause the Manager on their behalf to) by written notice in the form of an Advance Request, notify (for which purpose electronic means shall be sufficient) the Series 2025-2 Class A-1-V Administrative Agent (who shall promptly notify each of the Funding Agents of its pro rata share thereof (or other required share, as required pursuant to Section 2.02(a)), and each of the Indenture Trustee, the Letter of Credit Provider and the Servicer in writing of such Borrowing) no later than 12:00 p.m. (New York City time) two (2) Business Days (or, in the case of any SOFR Advances for purposes of Section 3.01(b), two (2) U.S. Government Securities Business Days) prior to the date of such Borrowing (unless a shorter period is agreed upon by each of the Funding Agents), which date of Borrowing shall be a Business Day during the Commitment Term. Each such Advance Request shall be irrevocable and shall in each case refer to this Agreement and specify (i) the Borrowing date, (ii) the aggregate amount of the requested Borrowing to be made on such date, (iii) the amount of outstanding Unreimbursed L/C Drawings (if applicable) to be repaid with the proceeds of such Borrowing on the Borrowing date (which amount, shall constitute the lesser of (x) the amount of such Borrowings and (y) all outstanding Unreimbursed L/C Drawings outstanding on the date of such notice that are not prepaid with other funds of the Issuers available for such purpose), and (iv) instructions for application of the balance, if any, of the proceeds of such Borrowing on the Borrowing date (which proceeds shall be made available to the Issuers or such other Persons or locations designated in such Advance Request). Requests for any Borrowing may not be made in an aggregate principal amount of less than $500,000 or in an aggregate principal amount that is not an integral multiple of $100,000 in excess thereof (or, in each case, such other amount as agreed to by the Funding Agents); except as otherwise provided herein with respect to Advances for the purpose of repaying then-outstanding Unreimbursed L/C Drawings. Subject to the provisos to Section 2.02(a), each Borrowing shall be ratably allocated among the Investor Groups’ respective Maximum Investor Group Principal Amounts. Each Funding Agent shall promptly advise its related Conduit Investor, if any, of any notice given pursuant to this Section 2.03(a) and shall promptly thereafter (but in no event later than 10:00 a.m. (New York City time) on the date of Borrowing) notify the Series 2025-2 Class A-1-V Administrative Agent, the Issuers and the related Committed Note Purchaser(s) whether such Conduit Investor has determined to make all or any portion of the Advances in such Borrowing that are to be made by its Investor Group. On the date of each Borrowing and subject to the other conditions set forth herein and in the Series 2025-2 Supplement (and, if requested by the Series 2025-2 Class A-1-V Administrative Agent, confirmation from the Letter of Credit Provider as to (x) the amount of outstanding Unreimbursed L/C Drawings to be repaid with the proceeds of such Borrowing on the Borrowing date, (y) the Undrawn L/C Face Amount of all Letters of Credit then outstanding and (z) the principal amount of any other Unreimbursed L/C Drawings then outstanding), the applicable Investors in each Investor Group shall make available to the Series 2025-2 Class A-1-V Administrative Agent the amount of the Advances in such Borrowing that are to be made by such Investor Group by wire transfer in U.S. Dollars of such amount in same day funds no later than 11:00 a.m. (New York City time) on the date of such Borrowing, as instructed in the applicable Advance Request and upon receipt thereof the Series 2025-2 Class A-1-V Administrative Agent shall make such proceeds available by 5:00 p.m. (New York City time), first, if applicable, to the Letter of Credit Provider for application to repayment of the amount of outstanding Unreimbursed L/C Drawings as set forth in the applicable Advance Request, ratably in proportion to such respective amounts, and/or second, to the Issuers as instructed in the applicable Advance Request.

(b)   (i) The failure of any Committed Note Purchaser to make the Advance to be made by it as part of any Borrowing shall not relieve any other Committed Note Purchaser (whether or not in the same Investor Group) of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but neither the Committed Note Purchaser nor any other Person shall be responsible for the failure of any other Committed Note Purchaser to make the Advance to be made by such other Committed Note Purchaser on the date of any Borrowing and (ii) in the event that one or more Committed Note Purchasers fails to make its Advance by 11:00 a.m. (New York City time) on the date of such Borrowing, the Issuers shall deliver written notice (for which purpose electronic means shall be sufficient) to each of the other Committed Note Purchasers not later than 4:00 p.m. (New York City time) on such Business Day, and each of the other Committed Note Purchasers may, in their sole discretion, make available to the Issuers a supplemental Advance in a principal amount (such amount, the “reference amount”) equal to the lesser of (a) the aggregate principal Advance that was unfunded multiplied by a fraction, the numerator of which is the Commitment Amount of such Committed Note Purchaser and the denominator of which is the aggregate Commitment Amounts of all Committed Note Purchasers (less the aggregate Commitment Amount of the Committed Note Purchasers failing to make Advances on such date) and (b) the excess of (i) such Committed Note Purchaser’s Commitment Amount over (ii) the product of (1) such Committed Note Purchaser’s related Investor Group Principal Amount, multiplied by (2) such Committed Note Purchaser’s Committed Note Purchaser Percentage (after giving effect to all prior Advances on such date of Borrowing) (provided that a Committed Note Purchaser may (but shall not be obligated to), on terms and conditions to be agreed upon by such Committed Note Purchaser and the Issuers, make available to the Issuers a supplemental Advance in a principal amount in excess of the reference amount; provided, however, that no such supplemental Advance shall be permitted to be made to the extent that, after giving effect to such Advance, the Series 2025-2 Class A-1-V Outstanding Principal Amount would exceed the Series 2025-2 Class A-1-V Notes Maximum Principal Amount).  Such supplemental Advances shall be made by wire transfer in U.S. Dollars in same day funds to the Series 2025-2 Class A-1-V Administrative Agent no later than 11:00 a.m. (New York City time) one (1) Business Day following the date of such Borrowing, and upon receipt thereof the Series 2025-2 Class A-1-V Administrative Agent shall by 5:00 p.m. (New York time) make such proceeds available, first, if applicable, to the Letter of Credit Provider for application to repayment of the amount of outstanding Unreimbursed L/C Drawings as set forth in the applicable Advance Request, ratably in proportion to such respective amounts, and, second, to the Issuers as instructed in the applicable Advance Request. If any Committed Note Purchaser which shall have so failed to fund its Advance shall subsequently pay such amount, the Series 2025-2 Class A-1-V Administrative Agent shall apply such amount pro rata to repay any supplemental Advances made by the other Committed Note Purchasers pursuant to this Section 2.03(b).

(c) Unless the Series 2025-2 Class A-1-V Administrative Agent shall have received notice from a Funding Agent prior to the date of any Borrowing that an applicable Investor in the related Investor Group will not make available to the Series 2025-2 Class A-1-V Administrative Agent such Investor’s share of the Advances to be made by such Investor Group as part of such Borrowing, the Series 2025-2 Class A-1-V Administrative Agent may (but shall not be obligated to) assume that such Investor has made such share available to the Series 2025-2 Class A-1-V Administrative Agent on the date of such Borrowing in accordance with Section 2.02(a) and the Series 2025-2 Class A-1-V Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Letter of Credit Provider and/or the Issuers, as applicable, on such date a corresponding amount, and shall, if such corresponding amount has not been made available by the Series 2025-2 Class A-1-V Administrative Agent, make available to the Letter of Credit Provider and/or the Issuers, as applicable, on such date a corresponding amount once such Investor has made such portion available to the Series 2025-2 Class A-1-V Administrative Agent. If and to the extent that any Investor shall not have so made such amount available to the Series 2025-2 Class A-1-V Administrative Agent, such Investor and the Issuers jointly and severally agree to repay (without duplication) to the Series 2025-2 Class A-1-V Administrative Agent on the next Payment Date such corresponding amount (in the case of the Issuers, in accordance with the Priority of Payments), together with interest thereon, for each day from the date such amount is made available to the Issuers until the date such amount is repaid to the Series 2025-2 Class A-1-V Administrative Agent, at (i) in the case of the Issuers, the interest rate applicable at the time to the Advances comprising such Borrowing and (ii) in the case of such Investor, the Federal Funds Rate and without deduction by such Investor for any withholding taxes. If such Investor shall repay to the Series 2025-2 Class A-1-V Administrative Agent such corresponding amount, such amount so repaid shall constitute such Investor’s Advance as part of such Borrowing for purposes of this Agreement.

(d)   After the Issuers deliver an Advance Request for a Borrowing pursuant to Section 2.03 hereof, the Funding Agents, on behalf of the relevant Investors, may, not later than 4:00 p.m. New York City time on the date that is one (1) Business Day prior to the proposed Borrowing date, deliver a written notice (a “Delayed Funding Notice”, and the date of such delivery, the “Delayed Funding Notice

Date”) to the Issuers of their intention to fund the related Borrowing (such amount, the “Delayed Amount”) on a date (the date of such funding, the “Delayed Funding Date”) that is on or before the thirty-fifth (35th) day following the date of such request for a Borrowing (or if such day is not a Business Day, then on the next succeeding Business Day) rather than on the requested Borrowing date; provided, that in no event shall the aggregate unfunded Delayed Amount at any time exceed 100% of the Series 2025-2 Class A-1-V Notes Maximum Principal Amount. By delivery of a Delayed Funding Notice, each Funding Agent shall be deemed to represent and warrant that (x) charges relating to the “liquidity coverage ratio” under Basel III have been incurred on the related Committed Note Purchaser’s interests or obligations hereunder and (y) it is seeking or has obtained a delayed funding option in transactions similar to the transactions contemplated hereby as of the date of such Delayed Funding Notice. The Funding Agent that delivers a Delayed Funding Notice with respect to any Borrowing date shall be referred to herein as a “Delaying Investor” with respect to such Borrowing date. If the conditions to any Borrowing described in Section 7.03 are satisfied on the requested Borrowing date, there shall be no conditions whatsoever (including, without limitation, the occurrence of a Rapid Amortization Period, notwithstanding any statement to the contrary in Section 7.03) to the obligation of the Committed Note Purchasers to fund the requested amount on the related Delayed Funding Date.

SECTION 2.04   The Series 2025-2 Class A-1-V Notes. On each date an Advance is made or a Letter of Credit is drawn on hereunder, and on each date the outstanding amount thereof is reduced, a duly authorized officer, employee or agent of the related Series 2025-2 Class A-1-V Noteholder shall make appropriate notations in its books and records of the amount, evidenced by the related Series 2025-2 Class A-1-V Advance Note of such Advance or Series 2025-2 Class A-1-V L/C Note of such drawn Letter of Credit, as applicable, and the amount of such reduction, as applicable. The Issuers hereby authorize each duly authorized officer, employee and agent of such Series 2025-2 Class A-1-V Noteholder to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded; provided, however, that in the event of a discrepancy between the books and records of such Series 2025-2 Class A-1-V Noteholder and the records maintained by the Indenture Trustee pursuant to the Indenture and the Series 2025-2 Supplement, such discrepancy shall be resolved between such Series 2025-2 Class A-1-V Noteholder and the Indenture Trustee (in consultation with the Issuers), and such resolution shall control in the absence of manifest error; provided, further, that the failure of any such notation to be made, or any finding that a notation is incorrect, in any such records shall not limit or otherwise affect the obligations of the Issuers under this Agreement or the Indenture.

SECTION 2.05   Reduction in Commitments.

(a)   The Issuers may, upon at least three (3) Business Days’ notice (or such lesser amount as may be agreed by the Series 2025-2 Class A-1-V Administrative Agent in its sole discretion) to the Series 2025-2 Class A-1-V Administrative Agent, the Indenture Trustee, the Servicer and each Funding Agent (which will promptly notify the related Investor), effect a permanent reduction in the Series 2025-2 Class A-1-V Notes Maximum Principal Amount and a corresponding reduction in each Commitment Amount and Maximum Investor Group Principal Amount on a pro rata basis according to the Maximum Investor Group Principal Amount of each Investor Group; provided that (i) any such reduction will be limited to the undrawn portion of the Commitments such that the Series 2025-2 Class A-1-V Outstanding Principal Amount shall not exceed the Series 2025-2 Class A-1-V Notes Maximum Principal Amount (after giving effect to any Voluntary Decrease effected pursuant to and in accordance with Section 2.02(d) on such date), (ii) any such reduction must be in a minimum amount of $1,000,000 and (iii) after giving effect to such reduction, the Series 2025-2 Class A-1-V Notes Maximum Principal Amount equals or exceeds $5,000,000, unless reduced to zero, and (iv) no such reduction shall be permitted if, after giving effect thereto, (w) the aggregate L/C Commitments (after giving effect to any decrease thereof on such date) would exceed 10% of the Series 2025-2 Class A-1-V Notes Maximum Principal Amount, (x) the aggregate Commitment Amounts would be less than the Series 2025-2 Class A-1-V Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts with respect to which cash collateral is held by the Letter of

Credit Provider pursuant to Section 4.03(b)) or (y) the aggregate Commitment Amounts would be less than the L/C Commitment.

(b)   If any of the following events shall occur, then the Commitment Amounts shall be automatically and permanently reduced on the dates and in the amounts set forth below with respect to the applicable event and the other consequences set forth below with respect to the applicable event shall ensue (and the Issuers shall give the Indenture Trustee, the Servicer, each Funding Agent and the Series 2025-2 Class A-1-V Administrative Agent prompt written notice thereof):

(i)   if the Outstanding Principal Amount of the Series 2025-2 Class A-1-V Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) by the Business Day immediately preceding the Series 2025-2 Class A-1-V Anticipated Repayment Date, (A) on such Business Day, (x) the principal amount of all then-outstanding Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances made on such date (and the Issuers shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made), and (y) the L/C Commitment shall both be automatically and permanently reduced to zero, and (B) (x) all undrawn portions of the Commitments shall automatically and permanently terminate and the corresponding portions of the Series 2025-2 Class A-1-V Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis) and (y) each payment of principal on the Series 2025-2 Class A-1-V Outstanding Principal Amount occurring on or following such Business Day (excluding the repayment of any Unreimbursed L/C Drawings with proceeds of Advances pursuant to clause (A) above) shall result automatically and permanently in a dollar-for-dollar reduction of the Series 2025-2 Class A-1-V Notes Maximum Principal Amount and a corresponding reduction in each Maximum Investor Group Principal Amount on a pro rata basis;

(ii)   if a Rapid Amortization Period has occurred and is continuing prior to the Series 2025-2 Class A-1-V Anticipated Repayment Date, then (A) on the date such Rapid Amortization Period occurs, all undrawn portions of the Commitments shall automatically be reduced to zero (other than as set forth in clause (B)) for so long as such Rapid Amortization Period has occurred and is continuing, and the corresponding portions of the Series 2025-2 Class A-1-V Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis) and (B) no later than the second Business Day after the occurrence of such Rapid Amortization Period, the principal amount of all then-outstanding Unreimbursed L/C Drawings (to the extent not otherwise repaid) shall be repaid in full with proceeds of Advances (and the Issuers shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made) and all the unused portions of the L/C Commitment (including such amount of Unreimbursed L/C Drawings repaid by such Advances) shall be automatically reduced to zero, and (C) each payment of principal (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) on the Series 2025-2 Class A-1-V Outstanding Principal Amount occurring on or after the date on which such Rapid Amortization Period has occurred and is continuing (excluding the repayment of any Unreimbursed L/C Drawings with proceeds of Advances pursuant to clause (B) above) shall result automatically in a dollar-for-dollar reduction of the Series 2025-2 Class A-1-V Notes Maximum Principal Amount and a corresponding reduction in each Maximum Investor Group Principal Amount on a pro rata basis; provided, that if the Rapid Amortization Period is no longer continuing, the Commitments and L/C Commitment shall be restored to the full extent reduced pursuant to this subclause (ii) except to the extent voluntarily reduced by the Issuers pursuant to Section 2.05(a); and

(iii)   if any Event of Default shall occur and be continuing (and shall not have been waived in accordance with the Indenture), then, the Series 2025-2 Class A-1-V Notes Maximum Principal Amount, the Commitment Amounts, the L/C Commitment and the Maximum Investor Group Principal Amounts shall all be automatically and permanently reduced to zero for so long as such Event of Default has occurred and is continuing, and the Issuers shall (in accordance with the Indenture) cause the Series 2025-2 Class A-1-V Outstanding Principal Amount to be paid in full (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) together with accrued interest, accrued Series 2025-2 Class A-1-V Undrawn Commitment Fees, Series 2025-2 Class A-1-V Notes Other Amounts and all other amounts then due and payable to the Investors, the Series 2025-2 Class A-1-V Administrative Agent and the Funding Agents under this Agreement and the other Transaction Documents, in each case subject to and in accordance with the provisions of the Indenture, including the Priority of Payments.

SECTION 2.06   L/C Commitment.

Subject to the terms and conditions hereof, each Letter of Credit Provider (or its permitted successors and assigns pursuant to Section 9.17), in reliance on the agreements of the Committed Note Purchasers set forth in Sections 2.07 and 2.08, agrees to provide Liquidity Reserve Letters of Credit or other standby letters of credit requested by Issuers and agreed upon by Letter of Credit Provider in its sole discretion (together with the Liquidity Reserve Letters of Credit each, a “Letter of Credit” and, collectively, the “Letters of Credit”) for the account of the Issuers or their designee on any Business Day at any time until the date that is thirty (30) Business Days prior to the Commitment Termination Date to be issued in accordance with Section 2.06(b) in such form as may be approved from time to time by the Letter of Credit Provider; provided that the Letter of Credit Provider shall have no obligation or right to provide any Letter of Credit on a requested issuance date if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment, or (ii) the Series 2025-2 Class A-1-V Outstanding Principal Amount would exceed the Series 2025-2 Class A-1-V Notes Maximum Principal Amount.

Each Letter of Credit shall (x) be denominated in Dollars, (y) have a face amount of at least $500,000 or, if less than $500,000, shall bear a reasonable administrative fee to be agreed upon by the Issuers and the Letter of Credit Provider and (z) expire no later than the earlier of (A) the first anniversary of its date of issuance and (B) the date that is ten (10) Business Days prior to the Commitment Termination Date (the “Required Expiration Date”); provided that, any Letter of Credit may provide for the automatic extensions thereof for additional periods, each individually not to exceed one year (which shall in no event extend beyond the Required Expiration Date) unless the Letter of Credit Provider notifies each beneficiary of such Letter of Credit at least thirty (30) calendar days prior to the then-applicable expiration date (or no later than the applicable notice date, if earlier, as specified in such Letter of Credit) that such Letter of Credit shall not be renewed; provided, further, that any Letter of Credit may have an expiration date that is later than the Required Expiration Date so long as either (x) the Undrawn L/C Face Amount with respect to such Letter of Credit has been fully cash collateralized by the Issuers in accordance with Section 4.02 or 4.03 as of the Required Expiration Date and there are no other outstanding L/C Obligations with respect to such Letter of Credit as of the Required Expiration Date or (y) other than with respect to Liquidity Reserve Letters of Credit, arrangements satisfactory to the Letter of Credit Provider in its sole and absolute discretion have been made with the Letter of Credit Provider (and, if the Letter of Credit Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) pursuant to Section 4.04 such that such Letter of Credit shall cease to be deemed outstanding or to be deemed a “Letter of Credit” for purposes of this Agreement as of the Commitment Termination Date.

Additionally, each Series 2025-2 Liquidity Reserve Letter of Credit shall (1) name the Indenture Trustee, for the benefit of the Noteholders, as the joint beneficiaries thereof; (2) allow either the Indenture Trustee or the Servicer, individually and not jointly, to submit a notice of drawing in respect of such Series 2025-2 Liquidity Reserve Letter of Credit whenever amounts would otherwise be required to be withdrawn from the Liquidity Reserve Account, pursuant to the Indenture; and (3) indicate by its terms that the proceeds in respect of drawings under such Series 2025-2 Liquidity Reserve Letter of Credit shall be paid directly into the Liquidity Reserve Account or otherwise used to pay Required Liquidity Reserve Draw Amounts in accordance with Sections 5.01(c) of the Indenture.

The Letter of Credit Provider shall not at any time be obligated to (I) provide any Letter of Credit hereunder if such issuance would violate, or cause any L/C Issuing Bank to exceed any limits imposed by, any applicable Requirement of Law or (II) amend any Letter of Credit hereunder if (1) the Letter of Credit Provider would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (2) each beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(a)   On the terms and conditions set forth in the Indenture and this Agreement (including Section 7.03), and in reliance on the covenants, representations and agreements set forth herein and therein, the Issuers shall issue and shall cause the Indenture Trustee to authenticate the Series 2025-2 Class A-1-V L/C Notes, which the Issuers shall deliver to the Letter of Credit Providers on the Series 2025-2 Closing Date; provided that, if such Series 2025-2 Class L/C Note is an Uncertificated Note, the Indenture Trustee shall instead register it as described in the Indenture. Such Series 2025-2 Class A-1-V L/C Note shall be dated the Series 2025-2 Closing Date, shall be registered in the name of the Letter of Credit Provider or in such other name or nominee as the Letter of Credit Provider may request, shall have a maximum principal amount equal to the L/C Commitment, shall have an initial outstanding principal amount equal to $0 and (unless it is an Uncertificated Note) shall be duly authenticated in accordance with the provisions of the Indenture.  The Series 2025-2 Class A-1-V L/C Notes shall be Variable Funding Notes payable in accordance with the Indenture and this Agreement.

Each drawing on a Letter of Credit after the Series 2025-2 Closing Date will constitute a Borrowing in the outstanding principal amount evidenced by the Series 2025-2 Class A-1-V L/C Note in an amount corresponding to the Undrawn L/C Face Amount of such Letter of Credit and shall be deemed to be a Series 2025-2 Class A-1-V Outstanding L/C Subfacility Amount. All L/C Obligations (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under the Series 2025-2 Class A-1-V L/C Note and shall be deemed to be Series 2025-2 Class A-1-V Outstanding Principal Amounts (in the form of Series 2025-2 Class A-1-V Outstanding L/C Subfacility Amount) for all purposes of this Agreement, the Indenture and the other Transaction Documents other than, in the case of Undrawn L/C Face Amounts, for the purposes of accrual of interest. Subject to the terms of this Agreement, each drawing of a Letter of Credit will constitute a “L/C Subfacility Increase” in the outstanding principal amount evidenced by the Series 2025-2 Class A-1-V L/C Note and reimbursements of any Unreimbursed L/C Drawings thereunder will constitute a “L/C Subfacility Decrease” in the outstanding principal amount evidenced by the Series 2025-2 Class A-1-V L/C Note. Each Letter of Credit Provider and the Issuers agree to promptly notify the Series 2025-2 Class A-1-V Administrative Agent and the Indenture Trustee of any such decreases for which notice to the Series 2025-2 Class A-1-V Administrative Agent is not otherwise provided hereunder.

(b)   The Issuers may (or shall cause the Manager on their behalf to) from time to time request that any Letter of Credit Provider provide a new Letter of Credit by delivering to the Letter of Credit Provider at its address for notices specified herein an application therefor in the form required by the applicable Letter of Credit Provider (who shall promptly deliver a copy thereof to the relevant L/C Issuing Bank, as applicable) (an “Application”), completed to the satisfaction of the Letter of Credit Provider, and such other certificates, documents and other papers and information as the Letter of Credit Provider may reasonably request. Upon receipt of any completed Application, the Letter of Credit Provider will notify the Series 2025-2 Class A-1-V Administrative Agent, the Servicer and the Indenture Trustee in writing of the amount, the beneficiary or beneficiaries and the requested expiration of the requested Letter of Credit (which shall comply with Section 2.06(a) and (i)) and, subject to the other conditions set forth herein and upon receipt of written confirmation from the Series 2025-2 Class A-1-V Administrative Agent (based, with respect to any portion of the Series 2025-2 Class A-1-V Outstanding L/C Subfacility Amount held by any Person other than the Series 2025-2 Class A-1-V Administrative Agent, solely on written notices received by the Series 2025-2 Class A-1-V Administrative Agent under this Agreement) that after giving effect to the requested issuance, the Series 2025-2 Class A-1-V Outstanding Principal Amount would not exceed the Series 2025-2 Class A-1-V Notes Maximum Principal Amount (provided that the Letter of Credit Provider shall be entitled to rely upon any written statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons of the Series 2025-2 Class A-1-V Administrative Agent for purposes of determining whether the Letter of Credit Provider received such prior written confirmation from the Series 2025-2 Class A-1-V Administrative Agent with respect to any Letter of Credit), the Letter of Credit Provider will cause such Application and the certificates, documents and other papers and information delivered in connection therewith to be processed in accordance with the L/C Issuing Bank’s customary procedures and shall promptly provide the Letter of Credit requested thereby (but in no event shall the Letter of Credit Provider be required to provide any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto, as provided in Section 2.06(a)) by issuing the original of such Letter of Credit to the beneficiary or beneficiaries thereof or as otherwise may be agreed to by the Letter of Credit Provider and the Issuers. The Letter of Credit Provider shall furnish a copy of such Letter of Credit to the Manager (with a copy to the Series 2025-2 Class A-1-V Administrative Agent) promptly following the issuance thereof. Each Letter of Credit Provider shall promptly furnish to the Series 2025-2 Class A-1-V Administrative Agent, which shall in turn promptly furnish to the Funding Agents, the Investors, and the Indenture Trustee, written notice of the issuance of each Letter of Credit (including the amount thereof).

(c)   The Issuers shall pay to the Series 2025-2 Class A-1-V Administrative Agent, for the ratable account of each Committed Note Purchaser (based on their respective Committed Note Purchaser Percentages), the “L/C Participation Fees” as defined in, and in accordance with the terms of, the Series 2025-2 Class A-1-V Notes Fee Letter, and subject to the Priority of Payments. In addition, the Issuers shall pay to (or reimburse) each Letter of Credit Provider, for its own account (or for the account of the applicable L/C Issuing Bank) the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Letter of Credit Provider relating to Letters of Credit issued or maintained by such Letter of Credit Provider (or the applicable L/C Issuing Bank), in each case as may be agreed in writing between the Issuers and such Letter of Credit Provider and from time to time in effect, and which such customary fees and standard costs and charges shall accrue during the applicable Interest Accrual Period and be payable in arrears on each Payment Date from and after the Series 2025-2 Closing Date and prior to the Series 2025-2 Class A-1-V Termination Date in accordance with the applicable provisions of the Indenture and subject to the Priority of Payments.

(d)   To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article II, the provisions of this Article II shall apply.

(e)   The Issuers may, upon at least three (3) Business Days’ notice to the Series 2025-2 Class A-1-V Administrative Agent and the applicable Letter of Credit Provider, effect a permanent reduction in the related L/C Commitment; provided that any such reduction will be limited to the undrawn portion of the L/C Commitment. If requested by the Issuers in writing and with the prior written consent of the Letter of Credit Provider and the Series 2025-2 Class A-1-V Administrative Agent, the Letter of Credit Provider may (but shall not be obligated to) increase the amount of the L/C Commitment; provided that, after giving effect thereto, the aggregate amount of each of the Outstanding Series 2025-2 Class A-1-V Advance Notes and the L/C Commitment does not exceed the aggregate amount of the Commitments.

(f)   Each Letter of Credit Provider shall satisfy its obligations under this Section 2.06 with respect to providing any Letter of Credit hereunder by issuing such Letter of Credit itself or through an Affiliate as long as any such Letter of Credit issued would not be an Ineligible Liquidity Reserve Letter of Credit. If any such Letter of Credit would be an Ineligible Liquidity Reserve Letter of Credit, a Person selected by the Issuers (at the reasonable expense of the Issuers) shall issue such Letter of Credit; provided that any Letter of Credit issued by such Person would not be an Ineligible Liquidity Reserve Letter of Credit (the Letter of Credit Provider (or such Affiliate of the Letter of Credit Provider) or such other

Person selected by the Issuers (at the reasonable expense of the Issuers), in each case in its capacity as the issuer of such Letter of Credit being referred to as the “L/C Issuing Bank” with respect to such Letter of Credit).

(g)   Each of the parties hereto shall execute any amendments to this Agreement reasonably requested by the Issuers in order to have any Letter of Credit issued by a Person selected by the Issuers pursuant to Section 2.06(f) to be a “Letter of Credit” that has been issued hereunder and such Person selected by the Issuers be an “L/C Issuing Bank”.

(h)   Each Letter of Credit Provider and, if the Letter of Credit Provider is not the L/C Issuing Bank for any Letter of Credit, the L/C Issuing Bank shall be under no obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Letter of Credit Provider or the L/C Issuing Bank, as applicable, from issuing the Letter of Credit, or (ii) any law applicable to the Letter of Credit Provider or the L/C Issuing Bank, as applicable, or any request or directive (which request or directive, in the reasonable judgment of the Letter of Credit Provider or the L/C Issuing Bank, as applicable, has the force of law) from any Governmental Authority with jurisdiction over the Letter of Credit Provider or the L/C Issuing Bank, as applicable, shall prohibit the Letter of Credit Provider or the L/C Issuing Bank, as applicable, from issuing of letters of credit generally or the Letter of Credit in particular.

(i)   Unless otherwise expressly agreed by the applicable Letter of Credit Provider or the L/C Issuing Bank, as applicable, and the Issuers when a Letter of Credit is issued, the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit issued hereunder.

(j)   For the avoidance of doubt, the L/C Commitment shall be a sub-facility limit of the Commitment Amounts and aggregate outstanding Unreimbursed L/C Drawings as of any date of determination shall be a component of the Series 2025-2 Class A-1-V Outstanding Principal Amount on such date of determination, pursuant to the definition thereof.

(k)   Notwithstanding anything in the contrary herein, each Series 2025-2 Liquidity Reserve Letter of Credit (including all drawings thereunder) shall be subject to Sections 4.05(b), (c), (d), (e), (g) and (j) of the Indenture in all respects.

SECTION 2.07   L/C Reimbursement Obligations.

(a)   For the purpose of reimbursing the payment of any draft presented under any Letter of Credit, the Issuers agree to pay the Letter of Credit Provider, for its own account or for the account of the L/C Issuing Bank, as applicable, the sum of (i) the amount of such draft so paid (such amount at any time, as reduced by repayments with respect thereto as described below and amounts repaid with respect thereto pursuant to Section 4.03(b) at or prior to such time the “L/C Reimbursement Amount”) and (ii) any taxes, fees, charges or other costs or expenses (including amounts payable pursuant to Section 3.02(c) and such amount at any time, as reduced by repayments with respect thereto as described below and amounts repaid with respect thereto pursuant to Section 4.03(b) at or prior to such time, collectively, the “L/C Other Reimbursement Costs”) incurred by the L/C Issuing Bank in connection with such payment, which shall be paid (1) in the case of the L/C Reimbursement Amount, in same day funds on the day on which the Letter of Credit Provider notifies the Issuers and the Series 2025-2 Class A-1-V Administrative Agent (and in each case the Series 2025-2 Class A-1-V Administrative Agent shall promptly, and in any event by 4:00 p.m. (New York City time) on the same Business Day as its receipt of the same, notify the Funding Agents) of the date and the amount of such draft, and (2) in the case of L/C Other Reimbursement Costs, subject to and in accordance with the Priority of Payments. The outstanding L/C Reimbursement Amount and L/C Other Reimbursement Costs shall be evidenced by the Series 2025-2 Class A-1-V L/C Notes until repaid (or, in the case of the L/C Reimbursement Amount, converted to a Base Rate Advance)

as set forth herein. Unless the L/C Reimbursement Amount with respect thereto is repaid as set forth in the second preceding sentence, each drawing under any Letter of Credit shall (unless an Event of Bankruptcy shall have occurred and be continuing with respect to the Issuers or the Guarantors, in which cases the procedures specified in Section 2.08 for funding by Committed Note Purchasers shall apply) constitute a request by the Issuers to the Series 2025-2 Class A-1-V Administrative Agent and each Funding Agent for a Base Rate Advance pursuant to Section 2.03 in the amount of the unreimbursed L/C Reimbursement Amount, and the Issuers shall be deemed to have made such request pursuant to the procedures set forth in Section 2.03. The applicable L/C Other Reimbursement Costs shall be paid as Class A-1-V Notes Other Amounts subject to and in accordance with the Priority of Payments. In the event such request for a Base Rate Advance is deemed to have been given, the applicable Investors in each Investor Group hereby agree to make Advances in an aggregate amount for each Investor Group equal to such Investor Group’s Commitment Percentage of the L/C Reimbursement Amount and L/C Other Reimbursement Costs to pay the Letter of Credit Provider and the conditions set forth in Section 7.03 shall not apply to such Advance. The Borrowing date with respect to such Base Rate Advance shall be the first date on which a Base Rate Borrowing could be made pursuant to Section 2.03 if the Series 2025-2 Class A-1-V Administrative Agent had received a notice of such Borrowing at the time the Series 2025-2 Class A-1-V Administrative Agent receives notice from the Letter of Credit Provider of such drawing under such Letter of Credit. Such Investors shall make the amount of such Advances available to the Series 2025-2 Class A-1-V Administrative Agent in immediately available funds not later than 3:00 p.m. (New York City time) on such Borrowing date and the proceeds of such Advances shall be immediately made available by the Series 2025-2 Class A-1-V Administrative Agent to the Letter of Credit Provider, for its own account or for the account of the L/C Issuing Bank, as applicable, for application to the reimbursement of such drawing.

(b)   The Issuers’ obligations under Section 2.07(a) shall be absolute and unconditional, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances and irrespective of (i) any setoff, counterclaim or defense to payment that the Issuers may have or has had against the applicable Letter of Credit Provider, the L/C Issuing Bank, any beneficiary of a Letter of Credit or any other Person, (ii) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (iii) payment by the L/C Issuing Bank under a Letter of Credit against presentation of a draft or other document that substantially complies with the terms of such Letter of Credit, (iv) payment by the L/C Issuing Bank under a Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under the Bankruptcy Code or any other liquidation, conservatorship, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of any jurisdictions, so long as such Person has a reasonable belief to make such payment, or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.07(b), provide a right of setoff against, the Issuers’ obligations hereunder. The Issuers also agree that the Letter of Credit Provider and the L/C Issuing Bank shall not be responsible for, and the Issuers’ Reimbursement Obligations under Section 2.07(a) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Issuers and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Issuers against any beneficiary of such Letter of Credit or any such transferee. Neither the Letter of Credit Provider nor the L/C Issuing Bank shall be liable for any error, omission, interruption, loss or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Issuers to the extent permitted by applicable law) caused by errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Letter of Credit Provider or the L/C Issuing Bank, as the case may be. The Issuers agree that any action taken or omitted by the Letter of Credit Provider or the L/C Issuing Bank, as the case may be, under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct (as found by a final and nonappealable decision of a court of competent jurisdiction) and in accordance with the standards of care specified in the UCC of the State of New York, shall be binding on the Issuers and shall not result in any liability of the Letter of Credit Provider or the L/C Issuing Bank to the Issuers. As between the Issuers and the L/C Issuing Bank, the Issuers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to such beneficiary’s or transferee’s use of any Letter of Credit. In furtherance of the foregoing and without limiting the generality thereof, the Issuers agree with the L/C Issuing Bank that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. In connection with each Series 2025-2 Liquidity Reserve Letter of Credit, the Indenture Trustee as beneficiary shall be entitled to the benefit of every provision of the Indenture limiting the liability of or affording rights, benefits, protections, immunities or indemnities to the Indenture Trustee as if they were expressly set forth herein mutatis mutandis.

(c)   If any draft shall be presented for payment under any Letter of Credit for which the Letter of Credit Provider has actual knowledge, the Letter of Credit Provider shall promptly notify the Manager, the Issuers and the Series 2025-2 Class A-1-V Administrative Agent of the date and amount thereof. The responsibility of the applicable L/C Issuing Bank to the Issuers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit and, in paying such draft, such L/C Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of any Person(s) executing or delivering any such document.

SECTION 2.08   L/C Participations.

(a)   Each Letter of Credit Provider irrevocably grants to each Committed Note Purchaser, and, to induce the Letter of Credit Provider (or the L/C Issuing Bank, as applicable) to provide Letters of Credit hereunder, each Committed Note Purchaser irrevocably and unconditionally agrees to accept and purchase and hereby accepts and purchases from the Letter of Credit Provider (or the L/C Issuing Bank, as applicable), on the terms and conditions set forth below, for such Committed Note Purchaser’s own account and risk an undivided interest equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of obligations and rights of the Letter of Credit Provider (or the L/C Issuing Bank, as applicable) under and in respect of each Letter of Credit provided hereunder and the L/C Reimbursement Amount with respect to each draft paid or reimbursed by the Letter of Credit Provider (or the L/C Issuing Bank, as applicable) in connection therewith. Subject to Section 2.06(a), each Committed Note Purchaser unconditionally and irrevocably agrees with each Letter of Credit Provider that, if a draft is paid under any Letter of Credit for which such Letter of Credit Provider (or the L/C Issuing Bank, as applicable) is not paid in full by the Issuers in accordance with the terms of this Agreement, such Committed Note Purchaser shall pay to the Series 2025-2 Class A-1-V Administrative Agent upon demand of the Letter of Credit Provider an amount equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Reimbursement Amount with respect to such draft, or any part thereof, that is not so paid.

(b)   If any amount required to be paid by any Committed Note Purchaser to the Series 2025-2 Class A-1-V Administrative Agent for forwarding to the Letter of Credit Provider (or the L/C Issuing Bank, as applicable) pursuant to Section 2.08(a) in respect of any unreimbursed portion of any payment made by the Letter of Credit Provider (or the L/C Issuing Bank, as applicable) under any Letter of Credit is paid to the Series 2025-2 Class A-1-V Administrative Agent for forwarding to the Letter of Credit Provider (or the L/C Issuing Bank, as applicable) on the date such payment is due, such Committed Note Purchaser shall pay to the Series 2025-2 Class A-1-V Administrative Agent for forwarding to the Letter of

Credit Provider (or the L/C Issuing Bank, as applicable) on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Letter of Credit Provider (or the L/C Issuing Bank, as applicable), times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Committed Note Purchaser pursuant to Section 2.08(a) is not made available to the Series 2025-2 Class A-1-V Administrative Agent by such Committed Note Purchaser on the date such payment is due, the Letter of Credit Provider shall be entitled to recover from such Committed Note Purchaser, on demand, such amount with interest thereon calculated from such due date at the Base Rate. A certificate of the Letter of Credit Provider submitted to any Committed Note Purchaser with respect to any amounts owing under this Section 2.08(b), in the absence of manifest error, shall be conclusive and binding on such Committed Note Purchaser. Such amounts payable under this Section 2.08(b) shall be paid without any deduction for any withholding taxes.

(c)   Whenever, at any time after payment has been made under any Letter of Credit and the applicable Letter of Credit Provider (or the L/C Issuing Bank, as applicable) has received from any Committed Note Purchaser its pro rata share of such payment in accordance with Section 2.08(a), the Series 2025-2 Class A-1-V Administrative Agent or the Letter of Credit Provider (or the L/C Issuing Bank, as applicable) receives any payment related to such Letter of Credit (whether directly from the Issuers or otherwise, including proceeds of collateral applied thereto), or any payment of interest on account thereof, the Series 2025-2 Class A-1-V Administrative Agent or the Letter of Credit Provider (or the L/C Issuing Bank, as applicable), as the case may be, will distribute to such Committed Note Purchaser its pro rata share thereof; provided, however, that in the event that any such payment received by the Series 2025-2 Class A-1-V Administrative Agent or the Letter of Credit Provider (or the L/C Issuing Bank, as applicable), as the case may be, shall be required to be returned by the Series 2025-2 Class A-1-V Administrative Agent or the Letter of Credit Provider (or the L/C Issuing Bank, as applicable) such Committed Note Purchaser shall return to the Series 2025-2 Class A-1-V Administrative Agent for the account of the Letter of Credit Provider (or the L/C Issuing Bank, as applicable) the portion thereof previously distributed by the Series 2025-2 Class A-1-V Administrative Agent or Letter of Credit Provider (or the L/C Issuing Bank, as applicable), as the case may be, to it.

(d)   Each Committed Note Purchaser’s obligation to make the Advances referred to in Section 2.07(a) and to pay its pro rata share of any unreimbursed draft pursuant to Section 2.08(a) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Committed Note Purchaser or the Issuers may have against the Letter of Credit Provider, any L/C Issuing Bank, the Issuers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Letter of Credit was issued; (iii) an adverse change in the condition (financial or otherwise) of the Issuers; (iv) any breach of this Agreement or any other Transaction Document by the Issuers or any other Person; (v) any amendment, renewal or extension of any Letter of Credit in compliance with this Agreement or with the terms of such Letter of Credit, as applicable; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

SECTION 2.09   Increase in Commitments

(a)   Upon at least ten (10) Business Days’ notice (or such lesser amount as may be agreed by the Series 2025-2 Class A-1-V Administrative Agent in its sole discretion) to the Series 2025-2 Class A-1-V Administrative Agent (who shall promptly notify the Indenture Trustee, the Servicer, each Funding Agent and each Investor), the Lead Issuer may deliver notice substantially in the form of Exhibit F hereto (or such other form reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent) (each, a “Commitment Increase Notice”) to effect an increase in the aggregate Commitment Amount hereunder upon the satisfaction of the Series 2025-2 Class A-1-V Notes Availability Conditions with respect to the amount of such increase (each, a “Commitment Increase”); provided that, no Commitment Increase of the aggregate Commitment Amount hereunder or the Series 2025-2 Class A-1-V Notes Maximum Principal Amount to an amount in excess of $75,000,000 may be effected unless a Rating Agency Confirmation and consent of each Holder of the Series 2025-2 Class A-1-V Notes are obtained; provided further that (i) the requested amount of a Commitment Increase must be a minimum of $5,000,000 and integral multiples of $500,000 in excess thereof (or, if the difference between (x) the Series 2025-2 Class A-1-V Notes Maximum Principal Amount as of the relevant date minus (y) the aggregate Commitment Amount of all Committed Purchasers hereunder as of such date is less than $5,000,000, such lesser amount); and (ii) no such Commitment Increase shall be permitted if, immediately after giving pro forma effect thereto, the aggregate Commitment Amount of all Committed Purchasers hereunder would exceed the Series 2025-2 Class A-1-V Notes Maximum Principal Amount at such time.  Schedule I hereto shall be replaced in its entirety by the Schedule I delivered by the Issuers in connection with any Commitment Increase Notice to reflect such Commitment Increase.

(b)   Pursuant to each Commitment Increase Notice delivered in accordance with Section 2.09(a) hereof, the Lead Issuer (or the Manager on its behalf) shall deliver calculations evidencing the satisfaction of the Series 2025-2 Class A-1-V Notes Availability Conditions after giving pro forma effect to such Commitment Increase.

ARTICLE III
INTEREST AND FEES

SECTION 3.01   Interest.

(a)   To the extent that an Advance is funded or maintained by a Conduit Investor through the issuance of Commercial Paper, such Advance shall bear interest at the CP Rate applicable to such Conduit Investor. To the extent that, and only for so long as, an Advance is funded or maintained by a Conduit Investor through means other than the issuance of Commercial Paper (based on its determination in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper in the commercial paper market of the United States to finance its purchase or maintenance of such Advance or any portion thereof (which determination may be based on any allocation method employed in good faith by such Conduit Investor), including by reason of market conditions or by reason of insufficient availability under any of its Program Support Agreement or the downgrading of any of its Program Support Providers), such Advance shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any SOFR Interest Accrual Period, the Term SOFR Rate applicable to such SOFR Interest Accrual Period for such Advance, in each case except as otherwise provided in the definition of SOFR Interest Accrual Period or in Section 3.03 or 3.04.  Each Advance funded or maintained by a Committed Note Purchaser or a Program Support Provider shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any SOFR Interest Accrual Period, the Term SOFR Rate applicable to such SOFR Interest Accrual Period for such Advance, in each case except as otherwise provided in the definition of SOFR Interest Accrual Period or in Section 3.03 or 3.04. By (x) 11:00 a.m. (New York City time) on the second Business Day preceding each Quarterly Calculation Date, each Funding Agent shall notify the Series 2025-2 Class A-1-V Administrative Agent of the applicable CP Rate for each Advance made by its Investor Group that was funded or maintained through the issuance of Commercial Paper and was outstanding during all or any portion of the Interest Accrual Period ending immediately prior to such Quarterly Calculation Date and (y) 3:00 p.m. (New York City time) on the second Business Day preceding each Quarterly Calculation Date, the Series 2025-2 Class A-1-V Administrative Agent shall notify the Issuer, the Manager, the Trustee, the Control Party and the Funding Agents of such applicable CP Rate and of the applicable interest rate for each other Advance for such Interest Accrual Period and of the amount of interest accrued on Advances during such Interest Accrual Period.

(b)   With respect to any Advance (other than one funded or maintained by a Conduit Investor through the issuance of Commercial Paper), so long as no Potential Rapid Amortization Event, Rapid Amortization Period or Event of Default has commenced and is continuing, the Issuers may elect that such Advance bear interest at the Term SOFR Rate for any SOFR Interest Accrual Period while such Advance is outstanding to the extent provided in Section 3.01(a) by giving notice thereof to the Funding Agents prior to 12:00 p.m. (New York City time) on the date which is two (2) U.S. Government Securities Business Days prior to the commencement of such SOFR Interest Accrual Period. If such notice is not given in a timely manner, such Advance shall bear interest at the Base Rate. Each such conversion to or continuation of SOFR Advances in accordance with this Section 3.01(b) shall be in an aggregate principal amount of $100,000 or an integral multiple of $100,000 in excess thereof.

(c)   Any outstanding Unreimbursed L/C Drawings shall bear interest at the Base Rate. By (x) 11:00 a.m. (New York City time) on the second Business Day preceding each Payment Date, the Letter of Credit Provider shall notify the Series 2025-2 Class A-1-V Administrative Agent in reasonable detail of the amount of interest accrued on any Unreimbursed L/C Drawings during such Interest Accrual Period and the amount of fees accrued on any Undrawn L/C Face Amounts during such Interest Accrual Period and (y) 3:00 p.m. (New York City time) on such date, the Series 2025-2 Class A-1-V Administrative Agent shall notify the Manager, the Indenture Trustee and the Issuers of the amount of such accrued interest and fees as set forth in such notices.

(d)   All accrued interest pursuant to Section 3.01(a) shall be due and payable in arrears on each Payment Date in accordance with the applicable provisions of the Indenture.

(e)   Following the Series 2025-2 Class A-1-V Anticipated Repayment Date, the Issuers shall pay additional interest in respect of the Series 2025-2 Class A-1-V Outstanding Principal Amount in an amount equal to the Series 2025-2 Class A-1-V Post-ARD Additional Interest payable pursuant to Section 2.10 of the Indenture subject to and in accordance with the Priority of Payments.

(f)   All computations of interest at the CP Rate and the Term SOFR Rate, all computations of Series 2025-2 Class A-1-V Post-ARD Additional Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of interest at the Base Rate and all computations of Series 2025-2 Class A-1-V Post-ARD Additional Interest accruing on any Base Rate Advances shall be made on the basis of a 360-day year and actual number of days elapsed.  Whenever any payment of interest, principal or fees hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day unless specified otherwise in the Indenture and such extension of time shall be included in the computation of the amount of interest owed.  Interest shall accrue on each Advance and Unreimbursed L/C Drawing from and including the day on which it is made to but excluding the date of repayment thereof.

(g)   For purposes of the Series 2025-2 Class A-1-V Notes, “Interest Accrual Period” means, for each Payment Date (i) initially, the period from and including the Series 2025-2 Closing Date to but excluding the twentieth (20th) day of the calendar month in which the first Payment Date after the Series 2025-2 Closing Date occurs and (ii) thereafter, the period from and including the twentieth (20th) day of the calendar month in which the immediately preceding Payment Date occurred (commencing with the first Payment Date referenced in clause (i) above) to but excluding the twentieth (20th) day of the calendar month in which such Payment Date occurs.

SECTION 3.02   Fees.

(a)   [Reserved.]

(b)   As consideration for the performance of its duties as the Series 2025-2 Class A-1-V Administrative Agent hereunder, the Issuers shall pay to the Series 2025-2 Class A-1-V

Administrative Agent, for its own account, the “Administrative Agent Fee” as defined in, and pursuant to the terms of, the Series 2025-2 Class A-1-V Notes Fee Letter, and subject to the Priority of Payments (other than any such fee paid by the Issuers on the Series 2025-2 Closing Date).

(c)   The Issuers shall pay to the Series 2025-2 Class A-1-V Administrative Agent, for the ratable account of each Committed Note Purchaser (based on their respective Committed Note Purchaser Percentages), the “Undrawn Commitment Fees” as defined in, and in accordance with the terms of, the Series 2025-2 Class A-1-V Notes Fee Letter (the “Series 2025-2 Class A-1-V Undrawn Commitment Fees”), and subject to the Priority of Payments. The Series 2025-2 Class A-1-V Undrawn Commitment Fee will be calculated on an Actual/360 Basis. The Series 2025-2 Class A-1-V Undrawn Commitment Fees shall be VFN Undrawn Commitment Fees for all purposes under the Indenture.

(d)   The Issuers shall pay (i) the fees required pursuant to Section 2.06(c) in respect of Letters of Credit and (ii) the Series 2025-2 Class A-1-V Undrawn Commitment Fee and any other fees set forth in the Series 2025-2 Class A-1-V Notes Fee Letter (including, without limitation, (x) the Series 2025-2 Class A-1-V Notes Upfront Fee, (y) the Series 2025-2 Class A-1-V Extension Fees and (z) the “Ticking Fees” (as defined therein)), subject to and in accordance the terms thereof and with the Priority of Payments (other than (A) the Series 2025-2 Class A-1-V Notes Upfront Fee which shall be paid by the Issuers on the Series 2025-2 Closing Date and (B) the Series 2025-2 Class A-1-V Extension Fees which shall be paid by the Issuers on the applicable “Extension Effective Date” (as defined in the Series 2025-2 Class A-1-V Notes Fee Letter (if any)); provided that (1) no such fees shall accrue or be payable for the account of any Investor on any day on which an Investor in such Investor’s Investor Group is a Defaulting Investor and (2) for the avoidance of doubt, no such fees shall accrue on any day on or after the expiration of the Commitment Term.

(e)   Once paid, all fees payable hereunder shall be nonrefundable under all circumstances other than manifest error.

SECTION 3.03   SOFR Lending Unlawful. If any Investor or Program Support Provider shall determine that any Change in Law makes it unlawful, or any Official Body asserts that it is unlawful, for any such Person to fund or maintain any Advance as a SOFR Advance, the obligation of such Person to fund or maintain any such Advance as a SOFR Advance shall, upon such determination, forthwith be suspended until such Person shall notify the Series 2025-2 Class A-1-V Administrative Agent, the related Funding Agent, the Manager and the Issuers that the circumstances causing such suspension no longer exist, and all of such Person’s pro rata share of any then-outstanding SOFR Advances shall be automatically converted into Base Rate Advances at the end of the then-current Interest Accrual Period with respect thereto or sooner, if required by such law or assertion.

SECTION 3.04   Alternate Rate of Interest.

(a)  Benchmark Replacement.  Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and a Benchmark Replacement Date with respect thereto have occurred prior to the Reference Time in connection with any setting of the then-current Benchmark, then such Benchmark Replacement will replace the then-current Benchmark for all purposes under this Agreement and under any other Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without requiring any amendment to, or requiring any further action by or consent of any other party to, this Agreement or any other Transaction Document.

(b)  Benchmark Replacement Conforming Changes. In connection with the implementation or administration of Term SOFR or a Benchmark Replacement, the Series 2025-2 Class A-1-V Administrative Agent and the Issuers may agree to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without requiring any further action by or consent of any other party to this Agreement or any other Transaction Document.

(c)  Standards for Decisions and Determinations. Any determination, decision or election that may be made by the Series 2025-2 Class A-1-V Administrative Agent and the Issuers pursuant to this Section 3.04, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in their sole discretion and without consent from any other party to this Agreement or any other Transaction Document.

SECTION 3.05   Increased Costs, etc. The Issuers agree to reimburse each Investor and any Program Support Provider (each, an “Affected Person”, which term, for the purposes of Section 3.07 and 3.08 shall also include the L/C Issuing Bank) for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Affected Person, including reductions in the rate of return on such Affected Person’s capital, in respect of funding or maintaining (or of its obligation to fund or maintain) any Advances that arise in connection with any Change in Law which shall:

(i)   impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Person; or

(ii)   impose on any Affected Person any other condition affecting this Agreement or SOFR Advances made by such Affected Person or any Letter of Credit or participation therein;

except for such Changes in Law with respect to increased capital costs and Class A-1-V Taxes which shall be governed by Sections 3.07 and 3.08, respectively (whether or not amounts are payable thereunder in respect thereof).  Each such demand shall be provided to the related Funding Agent and the Issuers in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Affected Person for such increased cost or reduced amount of return; provided that any such demand claiming reimbursement for increased costs resulting from a Change in Law described in clause (x) or (y) above shall, in addition, state the basis upon which such amount has been calculated and certify that such Affected Person’s method of allocating such costs is fair and reasonable and that such Affected Person’s demand for payment of such costs hereunder, and such method of allocation, is consistent with, or more favorable than, its treatment of other borrowers which, as a credit matter, are substantially similar to the Issuers and which are subject to similar provisions. Such additional amounts (“Increased Costs”) shall be paid by the Issuers to the Series 2025-2 Class A-1-V Administrative Agent as Series 2025-2 Class A-1-V Notes Other Amounts, subject to and in accordance with the Priority of Payments, on the Payment Date following the Collection Period in which such written notice is received, and by the Series 2025-2 Class A-1-V Administrative Agent to such Funding Agent pursuant to written direction and by such Funding Agent directly to such Affected Person, and such notice shall, in the absence of manifest error, be conclusive and binding on the Issuers; provided that with respect to any notice given to the Issuers under this Section 3.05 the Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such demand; provided, further, that if the Change in Law giving rise to such Increased Costs is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 3.06   Funding Losses.  In the event any Affected Person shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any portion of the principal amount of any Advance as a SOFR Advance) as a result of:

(a)   any conversion, repayment, prepayment or redemption (for any reason, including, without limitation, as a result of any Decrease or the acceleration of the maturity of such SOFR Advance) of the principal amount of any SOFR Advance on a date other than the scheduled last day of the SOFR Interest Accrual Period applicable thereto;

(b)   any Advance not being funded or maintained as a SOFR Advance after a request therefor has been made in accordance with the terms contained herein (for a reason other than the failure of such Affected Person to make an Advance after all conditions thereto have been met); or

(c)   any failure of the Issuers to make a Voluntary Decrease, prepayment or redemption with respect to any SOFR Advance after giving notice thereof pursuant to the applicable provisions of the Indenture;

then, upon the written notice of any Affected Person to the related Funding Agent and the Issuers, the Issuers shall pay to the Series 2025-2 Class A-1-V Administrative Agent, in the form of Series 2025-2 Class A-1-V Notes Other Amounts, subject to and in accordance with the Priority of Payments on the Payment Date following the Collection Period in which such written notice is received, and by the Series 2025-2 Class A-1-V Administrative Agent to such Funding Agent pursuant to written direction and such Funding Agent shall pay directly to such Affected Person such amount (“Breakage Amount” or “Series 2025-2 Class A-1-V Breakage Amount”) as will (in the reasonable determination of such Affected Person) reimburse such Affected Person for such loss or expense.  With respect to any notice given to the Issuers under this Section 3.06 the Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such notice. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Issuers.

SECTION 3.07   Increased Capital or Liquidity Costs. If any Change in Law affects or would affect the amount of capital or liquidity required or reasonably expected to be maintained by any Affected Person or any Person controlling such Affected Person and such Affected Person determines in its sole and absolute discretion that the rate of return on its or such controlling Person’s capital as a consequence of its commitment hereunder or under a Program Support Agreement or the Advances or Letters of Credit made or issued by such Affected Person is reduced to a level below that which such Affected Person or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Affected Person (or in the case of an L/C Issuing Bank, by the Letter of Credit Provider) to the related Funding Agent and the Issuers (or, in the case of any Letter of Credit Provider, to the Issuers), the Issuers shall pay to the Series 2025-2 Class A-1-V Administrative Agent, in the form of Series 2025-2 Class A-1-V Notes Other Amounts, subject to and in accordance with the Priority of Payments, on the Payment Date following the Collection Period in which the Issuers receive such written notice, and by the Series 2025-2 Class A-1-V Administrative Agent pursuant to written direction to such Funding Agent (or, in the case of the Letter of Credit Provider, directly to such Person) and such Funding Agent shall pay to such Affected Person, such amounts (“Increased Capital Costs”) as will be sufficient to compensate such Affected Person or such controlling Person for such reduction in rate of return on its or such controlling Person’s capital as a consequence of its commitment hereunder or the Advances made or issued by such Affected Person; provided that with respect to any notice given to the Issuers under this Section 3.07 the Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such notice; provided, further, if the Change in Law giving rise to such Increased Capital Costs is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof. A statement of such Affected Person as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on the Issuers. In determining such additional amount, such Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions.

For purposes of this Agreement, including, without limitation, Section 3.05 and this Section 3.07, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof, regardless of the date enacted, adopted or issued.

SECTION 3.08   Taxes.

(a)   Except as otherwise required by law, all payments by the Issuers of principal of, and interest on, the Advances and the Unreimbursed L/C Drawings and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction or withholding for or on account of any present or future income, excise, documentary, property, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges in the nature of a tax imposed by any taxing authority including all interest, penalties or additions to tax and other liabilities with respect thereto (all such taxes, fees, duties, withholdings and other charges, and including all interest, penalties or additions to tax and other liabilities with respect thereto, being called “Class A-1-V Taxes”), but excluding in the case of any Affected Person (i) net income, franchise (imposed in lieu of net income) or similar Class A-1-V Taxes (and including branch profits or alternative minimum Class A-1-V Taxes) and any other Class A-1-V Taxes imposed or levied on the Affected Person as a result of a present or former connection between the Affected Person and the jurisdiction of the governmental authority imposing such Class A-1-V Taxes (or any political subdivision or taxing authority thereof or therein) (other than any such connection arising solely from such Affected Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Transaction Document), (ii) any withholding tax that is imposed on amounts payable to the Affected Person at the time the Affected Person becomes a party to this Agreement (or designates a new lending office), except to the extent that such Affected Person (or its assignor, if any) was already entitled, at the time of the designation of the new lending office (or assignment), to receive additional amounts from the Issuers with respect to such withholding tax, (iii) any taxes imposed under FATCA, (iv) any backup withholding tax and (v) any Class A-1-V Taxes imposed as a result of such Affected Person’s failure to comply with Section 3.08(d) (such Class A-1-V Taxes not excluded by (i), (ii), (iii), (iv) and (v) above being called “Non-Excluded Taxes”). If any Class A-1-V Taxes are imposed and required by law to be withheld or deducted from any amount payable by the Issuers hereunder to an Affected Person, then, (x) the Issuers shall withhold the amount of such Class A-1-V Taxes from such payment (as increased, if applicable, pursuant to the following clause (y)) and shall pay such amount, subject to and in accordance with the Priority of Payments, to the taxing authority imposing such Class A-1-V Taxes in accordance with applicable law and (y) if such Class A-1-V Taxes are Non-Excluded Taxes, the amount of the payment shall be increased so that such payment is made, after withholding or deduction for or on account of such Non-Excluded Taxes, in an amount that is not less than the amount equal to the sum that would have been received by the Affected Person had no such deduction or withholding been required.

(b)   Moreover, if any Non-Excluded Taxes are directly asserted against any Affected Person or its agent with respect to any payment received by such Affected Person or its agent from the Issuers or otherwise in respect of any Transaction Document or the transactions contemplated therein, such Affected Person or its agent may pay such Non-Excluded Taxes and the Issuers shall pay to the Series 2025-2 Class A-1-V Administrative Agent, in the form of Series 2025-2 Class A-1-V Notes Other Amounts, subject to and in accordance with the Priority of Payments, on the Payment Date following the Collection Period in which the related Funding Agent and the Issuers receive written notice stating the amount of such Non-Excluded Taxes (including the calculation thereof in reasonable detail), and the Series 2025-2 Class A-1-V Administrative Agent shall pay to such Funding Agent pursuant to written direction from such Funding Agent and such Funding Agent shall pay directly to such Affected Persons such additional amounts (collectively, “Increased Tax Costs,” which term shall include all amounts payable by or on behalf of the Issuers pursuant to this Section 3.08) as is necessary in order that the net amount received by such Affected Person or agent after the payment of such Non-Excluded Taxes (including any Non-Excluded Taxes on such Increased Tax Costs) shall equal the amount such Person would have retained had no such Non-Excluded Taxes been asserted. Any amount payable to an Affected Person under this Section 3.08 shall be reduced by, and Increased Tax Costs shall not include, the amount of incremental damages (including Class A-1-V Taxes) due or payable by the Issuers as a direct result of such Affected Person’s failure to demand from the Issuers additional amounts pursuant to this Section 3.08 within 180 days from the date on which the related Non-Excluded Taxes were incurred.

(c)   As promptly as practicable after the payment of any Class A-1-V Taxes, and in any event within thirty (30) days of any such payment being due, the Issuers shall furnish to each applicable Affected Person or its agents a certified copy of an official receipt (or other documentary evidence reasonably satisfactory to such Affected Person and agents) evidencing the payment of such Class A-1-V Taxes.  If the Issuers fail to pay any Class A-1-V Taxes when due to the appropriate taxing authority or fails to remit to the Affected Persons or their agents the required receipts (or such other documentary evidence), the Issuers shall indemnify (by depositing such amounts into the Collection Account, to be distributed subject to and in accordance with the Priority of Payments) each Affected Person and its agents for any Non-Excluded Taxes that may become payable by any such Affected Person or its agents as a result of any such failure.

(d) Each Affected Person and Funding Agent on or prior to the date it becomes a party to this Agreement (and from time to time thereafter as soon as practicable after the obsolescence, expiration or invalidity of any form or document previously delivered) or within a reasonable period of time following a written request by the Issuers or the Series 2025-2 Class A-1-V Administrative Agent, shall deliver to the Issuers and the Series 2025-2 Class A-1-V Administrative Agent a United States Internal Revenue Service Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8IMY or Form W-9, as applicable, or applicable successor form (together with all required attachments), or such other forms or documents (or successor forms or documents), appropriately completed and executed, as may be applicable and as will permit the Issuers or the Series 2025-2 Class A-1-V Administrative Agent, in their reasonable determination, to establish the extent to which a payment to such Affected Person is exempt from or eligible for a reduced rate of withholding or deduction of United States federal withholding taxes, including but not limited to such information necessary to claim the benefits of the exemption for portfolio interest under Section 881(c) of the Code, and to determine whether or not such Affected Person or Funding Agent is subject to backup withholding or information reporting requirements. Promptly following the receipt of a written request by the Issuers or the Series 2025-2 Class A-1-V Administrative Agent, each Affected Person and Funding Agent shall deliver to the Issuers and the Series 2025-2 Class A-1-V Administrative Agent any other forms or documents (or successor forms or documents) appropriately completed and executed, as may be applicable to establish the extent to which a payment to such Affected Person or Funding Agent is exempt from withholding or deduction of Non-Excluded Taxes other than United States federal withholding taxes. The Issuers shall not be required to pay any increased amount under Section 3.08(a) or Section 3.08(b) to an Affected Person in respect of the withholding or deduction of United States federal withholding taxes or other Non-Excluded Taxes imposed as the result of the failure or inability (other than as a result of a Change in Law) of such Affected Person to comply with the requirements set forth in this Section 3.08(d). The Issuers and the Series 2025-2 Class A-1-V Administrative Agent (or other withholding agent selected by the Issuers) may rely on any form or document provided pursuant to this Section 3.08(d) until notified otherwise by the Affected Person or the Funding Agent that delivered such form or document. Notwithstanding anything to the contrary, no Affected Person or Funding Agent shall be required to deliver any documentation that it is not legally eligible to deliver as a result of a change in applicable law after the time the Affected Person or Funding Agent becomes a party to this Agreement (or designates a new lending office).

(e)   If a payment made to an Affected Person or Funding Agent pursuant to this Agreement would be subject to United States federal withholding tax imposed by FATCA if such Affected Person or Funding Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Affected Person or Funding Agent shall deliver to the Issuers and the Series 2025-2 Class A-1-V Administrative Agent at

the time or times prescribed by law and at such time or times reasonably requested by the Issuers or the Series 2025-2 Class A-1-V Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Issuers or the Series 2025-2 Class A-1-V Administrative Agent as may be necessary for the Issuers and the Series 2025-2 Class A-1-V Administrative Agent to comply with their obligations under FATCA and to determine that such Affected Person or Funding Agent has complied with such Affected Person’s or Funding Agent’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment.  For purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(f)   Prior to the Series 2025-2 Closing Date, the Series 2025-2 Class A-1-V Administrative Agent will provide the Issuers with a properly executed and completed U.S. Internal Revenue Service Form W-8BEN-E, Form W-8IMY or Form W-9, as appropriate (together with all required attachments) of the Series 2025-2 Class A-1-V Administrative Agent.

(g)   If an Affected Person determines, in its sole reasonable discretion, that it has received a refund of any Non-Excluded Taxes as to which it has been indemnified pursuant to this Section 3.08 or as to which it has been paid additional amounts pursuant to this Section 3.08, it shall promptly notify the Issuers and the Manager in writing of such refund and shall, within thirty (30) days after receipt of a written request from the Issuers, pay over such refund to the Issuers (but only to the extent of indemnity payments made or additional amounts paid to such Affected Person under this Section 3.08 with respect to the Non-Excluded Taxes giving rise to such refund), net of all out-of-pocket expenses (including the net amount of Class A-1-V Taxes, if any, imposed on or with respect to such refund or payment) of the Affected Person and without interest (other than any interest paid by the relevant taxing authority that is directly attributable to such refund of such Non-Excluded Taxes); provided that the Issuers, immediately upon the request of the Affected Person to the Issuers (which request shall include a calculation in reasonable detail of the amount to be repaid), agrees to repay the amount of the refund (and any applicable interest) (plus any penalties, interest or other charges imposed by the relevant taxing authority with respect to such amount) to the Affected Person in the event the Affected Person is required to repay such refund to such taxing authority. This Section 3.08(g) shall not be construed to require the Affected Person to make available its tax returns (or any other information relating to its Class A-1-V Taxes that it deems confidential) to the Issuers or any other Person.

(h)   If any Governmental Authority asserts that the Issuers or the Series 2025-2 Class A-1-V Administrative Agent or other withholding agent did not properly withhold or backup withhold, as the case may be, any Class A-1-V Taxes from payments made to or for the account of any Affected Person, then to the extent such improper withholding or backup withholding was directly caused by such Affected Person’s actions or inactions, such Affected Person shall indemnify the Issuers, the Indenture Trustee and the Series 2025-2 Class A-1-V Administrative Agent for any Class A-1-V Taxes imposed by any jurisdiction as a result of such actions or inactions, and costs and expenses (including attorney costs) of the Issuers, the Indenture Trustee and the Series 2025-2 Class A-1-V Administrative Agent. The obligation of the Affected Persons, severally, under this Section 3.08 shall survive any assignment of rights by, or the replacement of, an Affected Person or the termination of the aggregate Commitments, repayment of all other obligations hereunder and the resignation of the Series 2025-2 Class A-1-V Administrative Agent.

(i)   The Series 2025-2 Class A-1-V Administrative Agent, the Indenture Trustee, the Issuers or any other withholding agent may deduct and withhold any Class A-1-V Taxes required by any laws to be deducted and withheld from any payments.

SECTION 3.09   Change of Lending Office. Each Committed Note Purchaser agrees that, upon the occurrence of any event giving rise to the operation of Section 3.05 or 3.07 or the payment of additional amounts to it under Section 3.08(a) or (b), in each case with respect to an Affected Person in such Committed Note Purchaser’s Investor Group, it will, if requested by the Issuers, use reasonable efforts

(subject to overall policy considerations of such Committed Note Purchaser) to designate, or cause the designation of, another lending office for any Advances affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Committed Note Purchaser, cause such Committed Note Purchaser and its lending office(s) or the related Affected Person to suffer no economic, legal or regulatory disadvantage; and provided, further, that nothing in this Section 3.09 shall affect or postpone any of the obligations of the Issuers or the rights of any Committed Note Purchaser pursuant to Section 3.05, 3.07 and 3.08. If a Committed Note Purchaser notifies the Issuers in writing that such Committed Note Purchaser will be unable to designate, or cause the designation of, another lending office, the Issuers may replace every member (but not any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group and the Series 2025-2 Class A-1-V Administrative Agent designating one or more Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that with respect to each such member of such Investor Group will equal the amount owed to each such member of such Investor Group with respect to the Series 2025-2 Class A-1-V Advance Notes (whether arising under the Indenture, this Agreement, the Series 2025-2 Class A-1-V Advance Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Issuers (including, without limitation, the reasonable documented fees and out-of-pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2025-2 Class A-1-V Advance Notes (whether arising under the Indenture, this Agreement, the Series 2025-2 Class A-1-V Advance Notes or otherwise).

SECTION 3.10   Inability to Determine Rates. Subject to Section 3.04, if, on or prior to the first day of any Interest Accrual Period for any SOFR Advance the Series 2025-2 Class A-1-V Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof, the Series 2025-2 Class A-1-V Administrative Agent will promptly so notify the Issuers and each Investor. Upon notice thereof by the Series 2025-2 Class A-1-V Administrative Agent to the Issuer, any obligation of the Investors to make SOFR Advances, and any right of the Issuers to continue SOFR Advances or to convert Base Rate Advances to SOFR Advances, shall be suspended (to the extent of the affected SOFR Advances or affected Interest Accrual Periods) until the Series 2025-2 Class A-1-V Administrative Agent revokes such notice.  Upon receipt of such notice, (i) the Issuers may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Advances (to the extent of the affected SOFR Advances or affected Interest Accrual Periods) or, failing that, the Issuers will be deemed to have converted any such request into a request for an Advance of or conversion to Base Rate Advances in the amount specified therein and (ii) any outstanding affected SOFR Advances will be deemed to have been converted into Base Rate Advances at the end of the applicable Interest Accrual Period. Upon any such conversion, the Issuers shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 3.07. Subject to Section 3.04, if the Series 2025-2 Class A-1-V Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Advances shall be determined by the Series 2025-2 Class A-1-V Administrative Agent without reference to clause (b)(iii) of the definition of “Base Rate” until the Series 2025-2 Class A-1-V Administrative Agent revokes such determination.

ARTICLE IV
OTHER PAYMENT TERMS

SECTION 4.01   Time and Method of Payment (Amounts Distributed by the Series 2025-2 Class A-1-V Administrative Agent). Except as otherwise provided in Section 4.02, all amounts payable to any Funding Agent or Investor hereunder or with respect to the Series 2025-2 Class A-1-V

Advance Notes shall be made by the Issuers pursuant to written direction or the Manager Report to the Series 2025-2 Class A-1-V Administrative Agent for the benefit of the applicable Person, by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York City time) on the date due.  The Series 2025-2 Class A-1-V Administrative Agent will promptly, and in any event no later than 5:00 p.m. (New York City time) on the day of its receipt or deemed receipt of the same, distribute to the applicable Funding Agent for the benefit of the applicable Person, or upon the order of the applicable Funding Agent for the benefit of the applicable Person, in each case pursuant to written direction, in an amount equal to its pro rata share (or other applicable share as provided herein) of such payment by wire transfer in like funds as received. Except as otherwise provided in Section 2.06 and Section 4.02, all amounts payable to any Letter of Credit Provider hereunder or with respect to the L/C Obligations shall be made to or upon the order of the Letter of Credit Provider by wire transfer of immediately available funds in Dollars not later than 3:00 p.m. (New York City time) on the date due. Any funds received after that time will be deemed to have been received on the next Business Day.  The Issuers’ obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Issuers to the Series 2025-2 Class A-1-V Administrative Agent as provided herein or by the Indenture Trustee or the Series 2025-2 Class A-1-V Administrative Agent in accordance with Section 4.02 whether or not such funds are properly applied by the Series 2025-2 Class A-1-V Administrative Agent or by the Indenture Trustee or the Series 2025-2 Class A-1-V Administrative Agent. The Series 2025-2 Class A-1-V Administrative Agent’s obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Series 2025-2 Class A-1-V Administrative Agent to the applicable Funding Agent as provided herein whether or not such funds are properly applied by such Funding Agent.  For the avoidance of doubt, the Class Principal Balance of the Series 2025-2 Class A-1-V Notes, to the extent not earlier paid, shall be due and payable in its entirety on the Rated Final Payment Date for the Series 2025-2 Class A-1-V Notes specified in the Series 2025-2 Supplement.

SECTION 4.02   Order of Distributions (Amounts Distributed by the Indenture Trustee or the Series 2025-2 Class A-1-V Administrative Agent).  Subject to the application of Section 9.18(c)(ii) to Defaulting Investors, any amounts deposited into the Collection Account in respect of accrued interest, letter of credit fees or undrawn commitment fees, but excluding amounts allocated for the purpose of reducing the Series 2025-2 Class A-1-V Outstanding Principal Amount, shall be distributed by the Indenture Trustee or the Series 2025-2 Class A-1-V Administrative Agent under the Indenture, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2025-2 Class A-1-V Noteholders of record on the applicable Record Date, ratably in proportion to the respective amounts due to such payees at each applicable level of the Priority of Payments in accordance with the applicable Manager Report.

Subject to the application of Section 9.18(c)(ii) to Defaulting Investors, any amounts deposited into the Collection Account for the purpose of reducing the Series 2025-2 Class A-1-V Outstanding Principal Amount shall be distributed by the Indenture Trustee or the Series 2025-2 Class A-1-V Administrative Agent under the Indenture, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2025-2 Class A-1-V Noteholders of record on the applicable Record Date, in the following order of priority: first, to each Letter of Credit Provider in respect of outstanding Unreimbursed L/C Drawings, to the extent Unreimbursed L/C Drawings cannot be reimbursed pursuant to Section 2.07, ratably in proportion to the respective amounts due to such payees; second, to the other to the Series 2025-2 Class A-1-V Noteholders in respect of their outstanding Advances, ratably in proportion thereto; and third, any balance remaining of such amounts (up to an aggregate amount not to exceed the amount of Undrawn L/C Face Amounts at such time) shall be paid to the Letter of Credit Provider to be deposited by the Letter of Credit Provider into a cash collateral account in the name of the Letter of Credit Provider.

Any amounts distributed to the Series 2025-2 Class A-1-V Administrative Agent for disbursement to the applicable Funding Agent as provided herein pursuant to the Priority of Payments in respect of any other amounts related to the Class A-1-V Notes shall be distributed by the Series 2025-2 Class A-1-V Administrative Agent in accordance with Section 4.01 on the date such amounts are due and payable hereunder to the applicable Series 2025-2 Class A-1-V Noteholders and/or the Series 2025-2 Class A-1-V Administrative Agent for its own account, as applicable, ratably in proportion to the respective aggregate of such amounts due to such payees.

SECTION 4.03   L/C as Collateral. (a) If as of five (5) Business Days prior to the Commitment Termination Date, any Undrawn L/C Face Amounts remain in effect, the Issuers shall either (i) provide cash collateral (in an aggregate amount equal to the amount of Undrawn L/C Face Amounts at such time, to the extent that such amount of cash collateral has not been provided pursuant to Section 4.02 or 9.18(c)(ii)) to the Letter of Credit Provider, to be deposited by the Letter of Credit Provider into a cash collateral account in the name of the Letter of Credit Provider in accordance with Section 4.03(b) or (ii) other than with respect to Liquidity Reserve Letters of Credit, make arrangements satisfactory to the Letter of Credit Provider in its sole and absolute discretion with the Letter of Credit Provider (and, if the Letter of Credit Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) pursuant to Section 4.04 such that any Letters of Credit that remain outstanding as of the date that is ten (10) Business Days prior to the Commitment Termination Date shall cease to be deemed outstanding or to be deemed “Letters of Credit” for purposes of this Agreement as of the Commitment Termination Date.

(b)  All amounts to be deposited in a cash collateral account pursuant to Section 4.02, Section 4.03(a) or Section 9.18(c)(ii) shall be held by the Letter of Credit Provider as collateral to secure the Issuers’ Reimbursement Obligations with respect to any outstanding Letters of Credit. The Letter of Credit Provider shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposit in Permitted Investments, which investments shall be made at the written direction, and at the risk and expense, of the Issuers (provided that if an Event of Default has occurred and is continuing, such investments shall be made solely at the option and sole discretion of the Letter of Credit Provider), such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account and all Class A-1-V Taxes on such amounts shall be payable by the Issuers. Moneys in such account shall automatically be applied by such Letter of Credit Provider to reimburse it for any Unreimbursed L/C Drawings. Upon expiration of all then-outstanding Letters of Credit and payment in full of all Unreimbursed L/C Drawings, any balance remaining in such account shall promptly be paid over (i) if the Indenture and any Series 2025-2 Supplement remain in effect, to the Trustee to be deposited into the applicable Collection Account and distributed in accordance with the terms of the Indenture and (ii) otherwise to the Issuers; provided that, upon an Investor ceasing to be a Defaulting Investor in accordance with Section 9.18(d), any amounts of cash collateral provided pursuant to Section 9.18(c)(ii) upon such Investor becoming a Defaulting Investor shall be released and applied as such amounts would have been applied had such Investor not become a Defaulting Investor.

SECTION 4.04   Alternative Arrangements with Respect to Letters of Credit. Notwithstanding any other provision of this Agreement or any Transaction Document, a Letter of Credit (other than a Liquidity Reserve Letter of Credit) shall cease to be deemed outstanding for all purposes of this Agreement and each other Transaction Document if and to the extent that provisions, in form and substance satisfactory to the Letter of Credit Provider (and, if the Letter of Credit Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) in its sole and absolute discretion, have been made with respect to such Letter of Credit such that the Letter of Credit Provider (and, if applicable, the L/C Issuing Bank) has agreed in writing, with a copy of such agreement delivered to the Series 2025-2 Class A-1-V Administrative Agent, the Servicer, the Indenture Trustee and the Issuers, that such Letter of Credit shall be deemed to be no longer outstanding hereunder, in which event such Letter of Credit shall cease to be a “Letter of Credit” as such term is used herein and in the Transaction Documents.

SECTION 4.05   Erroneous Payments. (a) Each Investor hereby agrees that (x) if the Series 2025-2 Class A-1-V Administrative Agent notifies such Investor that the Series 2025-2 Class A-1-V Administrative Agent has determined in its sole discretion that any funds received by such Investor from the Series 2025-2 Class A-1-V Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Investor (whether or not known to such Investor), and demands the return of such Payment (or a portion thereof), such Investor shall promptly, but in no event later than one Business Day thereafter, return to the Series 2025-2 Class A-1-V Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Investor to the date such amount is repaid to the Series 2025-2 Class A-1-V Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Series 2025-2 Class A-1-V Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Investor shall not assert, and hereby waives, as to the Series 2025-2 Class A-1-V Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Series 2025-2 Class A-1-V Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Series 2025-2 Class A-1-V Administrative Agent to any Investor under this Section 4.05(a) shall be conclusive, absent manifest error.

(b)  Each Investor hereby further agrees that if it receives a Payment from the Series 2025-2 Class A-1-V Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Series 2025-2 Class A-1-V Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Investor agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Investor shall promptly notify the Series 2025-2 Class A-1-V Administrative Agent of such occurrence and, upon demand from the Series 2025-2 Class A-1-V Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Series 2025-2 Class A-1-V Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Investor to the date such amount is repaid to the Series 2025-2 Class A-1-V Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Series 2025-2 Class A-1-V Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c)  The Issuers and the Asset Entities hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Investor that has received such Payment (or portion thereof) for any reason, the Series 2025-2 Class A-1-V Administrative Agent shall be subrogated to all the rights of such Investor with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Issuers or the Asset Entities; provided that this Section 4.05(c) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Issuers and the Asset Entities relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such erroneous Payment not been made by the Series 2025-2 Class A-1-V Administrative Agent.

(d)  Each party’s obligations under this Section 4.05 shall survive the resignation or replacement of the Series 2025-2 Class A-1-V Administrative Agent or any transfer of rights or obligations by, or the replacement of, an Investor, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Transaction Document.

ARTICLE V
THE SERIES 2025-2 CLASS A-1-V ADMINISTRATIVE AGENT AND THE FUNDING AGENTS

SECTION 5.01   Authorization and Action of the Series 2025-2 Class A-1-V Administrative Agent. Each of the Investors and the Funding Agents hereby designates Barclays Bank PLC, as the Series 2025-2 Class A-1-V Administrative Agent hereunder, and hereby authorizes the Series 2025-2 Class A-1-V Administrative Agent to take such actions and to exercise such powers as are delegated to the Series 2025-2 Class A-1-V Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Series 2025-2 Class A-1-V Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Investor or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Series 2025-2 Class A-1-V Administrative Agent shall be read into this Agreement or otherwise exist for the Series 2025-2 Class A-1-V Administrative Agent. In performing its functions and duties hereunder, the Series 2025-2 Class A-1-V Administrative Agent shall act solely as agent for the Investors and the Funding Agents and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuers or any of its successors or assigns. The provisions of this Article (other than the rights of the Issuers set forth in Section 5.07) are solely for the benefit of the Series 2025-2 Class A-1-V Administrative Agent, the Investors and the Funding Agents, and the Issuers shall not have any rights as a third party beneficiary of any such provisions. The Series 2025-2 Class A-1-V Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, exposes the Series 2025-2 Class A-1-V Administrative Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Series 2025-2 Class A-1-V Administrative Agent hereunder shall automatically terminate on Series 2025-2 Class A-1-V Termination Date.

SECTION 5.02   Delegation of Duties. The Series 2025-2 Class A-1-V Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The exculpatory provisions of this Article shall apply to any such agents or attorneys-in-fact and shall apply to each of their respective activities as the Series 2025-2 Class A-1-V Administrative Agent. The Series 2025-2 Class A-1-V Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

SECTION 5.03   Exculpatory Provisions. Neither the Series 2025-2 Class A-1-V Administrative Agent nor any of its directors, managers, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment), or (b) responsible in any manner to any Investor or any Funding Agent for any recitals, statements, representations or warranties made by the Issuers or Asset Entities contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuers or Asset Entities to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. The Series 2025-2 Class A-1-V Administrative Agent shall not be under any obligation to any Investor or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuers. The Series 2025-2 Class A-1-V Administrative Agent shall not be deemed to have knowledge of any Rapid Amortization Period or Event of Default unless a Responsible Officer of the Series 2025-2 Class A-1-V Administrative Agent has received notice in writing of such event from the Issuers, any Investor or any Funding Agent.

SECTION 5.04   Reliance. The Series 2025-2 Class A-1-V Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuers), independent accountants and other experts selected by the Series 2025-2 Class A-1-V

Administrative Agent. The Series 2025-2 Class A-1-V Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of any Investor or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Investor or any Funding Agent; provided that unless and until the Series 2025-2 Class A-1-V Administrative Agent shall have received such advice, the Series 2025-2 Class A-1-V Administrative Agent, as applicable, may take or refrain from taking any action, as the Series 2025-2 Class A-1-V Administrative Agent, as applicable, shall deem advisable and in the best interests of the Investors and the Funding Agents. The Series 2025-2 Class A-1-V Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Investor Groups holding more than 50% of the Commitments and such request and any action taken or failure to act pursuant thereto shall be binding upon the Investors and the Funding Agents.

SECTION 5.05   Non-Reliance on the Series 2025-2 Class A-1-V Administrative Agent and Other Purchasers. Each of the Investors and the Funding Agents expressly acknowledges that neither the Series 2025-2 Class A-1-V Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Series 2025-2 Class A-1-V Administrative Agent hereafter taken, including, without limitation, any review of the affairs of the Issuers, shall be deemed to constitute any representation or warranty by the Series 2025-2 Class A-1-V Administrative Agent. Each of the Investors and the Funding Agents represents and warrants to the Series 2025-2 Class A-1-V Administrative Agent that it has and will, independently and without reliance upon the Series 2025-2 Class A-1-V Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Issuers and made its own decision to enter into this Agreement.

SECTION 5.06   The Series 2025-2 Class A-1-V Administrative Agent in its Individual Capacity. The Series 2025-2 Class A-1-V Administrative Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Issuers or any Affiliate of the Issuers as though the Series 2025-2 Class A-1-V Administrative Agent were not the Series 2025-2 Class A-1-V Administrative Agent hereunder.

SECTION 5.07   Successor Series 2025-2 Class A-1-V Administrative Agent; Defaulting Class A-1-V Administrative Agent.

(a)   The Series 2025-2 Class A-1-V Administrative Agent may, upon at least thirty (30) days’ written notice to the Issuers, the Indenture Trustee and each of the Investors and the Funding Agents, and the Series 2025-2 Class A-1-V Administrative Agent will, upon the direction of Investor Groups holding 100% of the Commitments (excluding any Commitments held by Defaulting Investors), resign as the Series 2025-2 Class A-1-V Administrative Agent, as applicable. If the Series 2025-2 Class A-1-V Administrative Agent shall resign, then the Required Investors (excluding for these purposes any Commitments or Series 2025-2 Class A-1-V Outstanding Principal Amount held by the resigning Series 2025-2 Class A-1-V Administrative Agent or its Affiliates) (or, if all Commitments or all of the Series 2025-2 Class A-1-V Outstanding Principal Amount are held by the resigning Series 2025-2 Class A-1-V Administrative Agent and its Affiliates, then the Issuers) may appoint a successor Series 2025-2 Class A-1-V Administrative Agent (who may be an Affiliate of a member of an Investor Group), subject to the consent of (i) the Issuers at all times other than while a Manager Termination Event, Rapid Amortization Period, Cash Sweep Period or an Event of Default (and the acceleration of the maturity of the Notes has occurred as a result thereof) has occurred and is continuing (which consent of the Issuers shall not be unreasonably withheld or delayed), and (ii) the Servicer (which consent of the Servicer shall not be unreasonably withheld or delayed). If for any reason, no successor Series 2025-2 Class A-1-V Administrative Agent is appointed by the Required Investors during such 30 day period, then effective upon the expiration of such 30 day period, the Issuers shall continue to make (or cause to be made) all payments (other than fee payments to the Series 2025-2 Class A-1-V Administrative Agent (in its capacity as such))

in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2025-2 Class A-1-V Notes Fee Letter and including the Indenture Trustee Fee) directly to the Funding Agents or the Letter of Credit Provider, as applicable, and the Series 2025-2 Class A-1-V Administrative Agent and the Issuers for all purposes shall deal directly with the Funding Agents or any Letter of Credit Provider, as applicable, until such time, if any, as a successor Series 2025-2 Class A-1-V Administrative Agent is appointed as provided above, and the Issuers shall instruct the Indenture Trustee in writing accordingly. After the retiring Series 2025-2 Class A-1-V Administrative Agent’s resignation hereunder as the Series 2025-2 Class A-1-V Administrative Agent, as applicable, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Series 2025-2 Class A-1-V Administrative Agent under this Agreement.

(b)   The Issuers may, upon the occurrence of any of the following events with respect to the Series 2025-2 Class A-1-V Administrative Agent (any such event with respect to the Series 2025-2 Class A-1-V Administrative Agent, a “Defaulting Agent Event” of the Series 2025-2 Class A-1-V Administrative Agent) with the consent of Required Investors, remove the Series 2025-2 Class A-1-V Administrative Agent and, upon such removal, the Issuers (with the consent of a Required Investors) shall appoint a successor Series 2025-2 Class A-1-V Administrative Agent (who may be an Affiliate of a member of an Investor Group); provided that, following the occurrence and during the continuation of an Event of Default, the appointment of the successor Series 2025-2 Class A-1-V Administrative Agent shall be made by the Required Investors only: (i) an Event of Bankruptcy with respect to the Series 2025-2 Class A-1-V Administrative Agent; (ii) if the Series 2025-2 Class A-1-V Administrative Agent or an Affiliate thereof is also an Investor, any other event pursuant to which such Person becomes a Defaulting Investor; (iii) the failure by the Series 2025-2 Class A-1-V Administrative Agent to pay or remit any funds required to be remitted when due (in each case, if amounts are available for payment or remittance in accordance with the terms of this Agreement for application to the payment or remittance thereof) which continues for two (2) Business Days after such funds were required to be paid or remitted; (iv) any representation, warranty, certification or statement made by the Series 2025-2 Class A-1-V Administrative Agent under this Agreement or in any agreement, certificate, report or other document furnished by the Series 2025-2 Class A-1-V Administrative Agent proves to have been false or misleading in any material respect as of the time made or deemed made, and if such representation, warranty, certification or statement is susceptible of remedy in all material respects, is not remedied within thirty (30) calendar days after knowledge thereof or notice by the Issuers to the Series 2025-2 Class A-1-V Administrative Agent and if not susceptible of remedy in all material respects, upon notice by the Issuers to the Series 2025-2 Class A-1-V Administrative Agent, or (v) any act constituting the gross negligence, bad faith or willful misconduct of the Series 2025-2 Class A-1-V Administrative Agent. If for any reason no successor the Series 2025-2 Class A-1-V Administrative Agent is appointed by the Issuers and the Required Investors within thirty (30) calendar days of the removal of the Series 2025-2 Class A-1-V Administrative Agent pursuant to this clause (b), then effective upon the expiration of such 30-day period, the Issuers shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2025-2 Class A-1-V Notes Fee Letter and including the Indenture Trustee Fees) directly to the Funding Agents or the Letter of Credit Provider, as applicable, and the Issuers for all purposes shall deal directly with the Funding Agents or Letter of Credit Provider, as applicable, until such time, if any, as a successor Series 2025-2 Class A-1-V Administrative Agent is appointed as provided above. After the removal of the Series 2025-2 Class A-1-V Administrative Agent (in its capacity as such) hereunder, the provisions of Section 9.05 and this Article V shall inure to its benefit (in its capacity as former Series 2025-2 Class A-1-V Administrative Agent) as to any actions taken or omitted to be taken by it while it was the Series 2025-2 Class A-1-V Administrative Agent under this Agreement.

(c)   Subject to the preceding Section 5.07(b), if a Defaulting Agent Event has occurred and is continuing with respect to the Series 2025-2 Class A-1-V Administrative Agent, the Issuers shall be entitled to continue to make (or cause to be made) all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2025-2 Class A-1-V Notes Fee Letter and including the Indenture Trustee Fees) directly to the Funding Agents or the Letter of Credit Provider, as applicable, the Series 2025-2 Class A-1-V Administrative Agent and the

Issuers for all purposes may deal directly with the Funding Agents or the Letter of Credit Provider, as applicable.

SECTION 5.08   Authorization and Action of Funding Agents. Each Investor is hereby deemed to have designated and appointed its related Funding Agent set forth next to such Investor’s name on Schedule I (or identified as such Investor’s Funding Agent pursuant to any applicable Assignment and Assumption Agreement or Investor Group Supplement) as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Investor Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Investor Group and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuers, any of its successors or assigns or any other Person. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Funding Agents hereunder shall automatically terminate on the Series 2025-2 Class A-1-V Termination Date.

SECTION 5.09   Delegation of Duties. Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the actions or any gross negligence, bad faith or willful misconduct of any agents or attorneys-in-fact selected by it in good faith.

SECTION 5.10   Exculpatory Provisions. Each Funding Agent and its Affiliates, and each of their directors, officers, agents or employees shall not be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence, bad faith or willful misconduct), or (b) responsible in any manner to the related Investor Group for any recitals, statements, representations or warranties made by the Issuers contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuers to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. Each Funding Agent shall not be under any obligation to the related Investor Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuers. Each Funding Agent shall not be deemed to have knowledge of any Rapid Amortization Period or Event of Default unless such Funding Agent has received notice of such event from the Issuers or any member of the related Investor Group.

SECTION 5.11   Reliance. Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuers), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Investor Group as it deems appropriate or it shall first be indemnified to its satisfaction by the related Investor Group; provided that unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the related Investor Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Investor Group and such request and any action taken or failure to act pursuant thereto shall be binding upon the related Investor Group.

SECTION 5.12   Non-Reliance on the Funding Agent and Other Purchasers. The related Investor Group expressly acknowledges that its Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has not made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including, without limitation, any review of the affairs of the Issuers, shall be deemed to constitute any representation or warranty by such Funding Agent. The related Investor Group represents and warrants to such Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Issuers and made its own decision to enter into this Agreement.

SECTION 5.13   The Funding Agent in its Individual Capacity. Each Funding Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Issuers or any Affiliate of the Issuers as though such Funding Agent were not a Funding Agent hereunder.

SECTION 5.14   Successor Funding Agent. Each Funding Agent will, upon the direction of the related Investor Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Investor Group shall appoint an Affiliate of a member of the related Investor Group as a successor funding agent (it being understood that such resignation shall not be effective until such successor is appointed). After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth herein, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

SECTION 6.01   The Issuers and the Asset Entities. The Issuers and the Asset Entities jointly and severally represent and warrant to each Investor and the Series 2025-2 Class A-1-V Administrative Agent, as of the date of this Agreement and as of the date of each Advance made hereunder, that:

(a)   each of the representations and warranties made by an Obligor or the Manager in favor of the Indenture Trustee or the Noteholders in the Indenture and the other Transaction Documents (other than a Transaction Document relating solely to a Series of Notes other than the Series 2025-2 Class A-1-V Notes) including without limitation, the representations and warranties contained in Section 6.05 of the Indenture, is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects (after giving effect to any such materiality qualifier), as of the date originally made, as of the date hereof and as of the Series 2025-2 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b)   no Event of Default, Manager Termination Event, Rapid Amortization Period, Cash Trap Condition or Cash Sweep Period has occurred and is continuing;

(c)   assuming the representations and warranties of each Investor set forth in Section 6.03 of this Agreement are true and correct, neither they nor or any of their Affiliates, have, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Series 2025-2 Class A-1-V Notes under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided that no representation or warranty is made with respect to the Investors and their Affiliates; and neither the Issuers nor any of their Affiliates have entered into any contractual arrangement with respect to the distribution of the Series 2025-2 Class A-1-V Notes, except for this Agreement and the other Transaction Documents, and the Issuers will not enter into any such arrangement;

(d)   neither they nor any of their Affiliates have, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Series 2025-2 Class A-1-V Notes in a manner that would require the registration of the Series 2025-2 Class A-1-V Notes under the Securities Act;

(e)   assuming the representations and warranties of each Investor set forth in Section 6.03 of this Agreement are true and correct, the offer and sale of the Series 2025-2 Class A-1-V Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and the Indenture are not required to be qualified under the Trust Indenture Act of 1939, as amended;

(f)   none of the Issuers and the Asset Entities are, and after giving effect to the offering and sale of the Series 2025-2 Class A-2 Notes, the Series 2025-2 Class B Notes and the Series 2025-2 Class C Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in the Offering Memorandum related to the Series 2025-2 Class A-2 Notes, the Series 2025-2 Class B Notes and the Series 2025-2 Class C Notes, will be, an “investment company” as defined in Section 3(a)(1) of the Investment Company Act or a company “controlled” by an “investment company” within the meaning of the Investment Company Act and the rules and regulations of the EC thereunder and are not relying on the exemption from the definition of “investment company” set forth in the Section 3(c)(1) and/or Section 3(c)(7) of the Investment Company Act.

(g)   the Issuers are not an “investment company” within the meaning of Section 3(a)(1) of the Investment Company Act of 1940, as amended (the “Investment Company Act”); and the Issuers do not constitute a “covered fund” within the meaning of the final regulations issued on December 10, 2013, implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Pub. L. No. 111-203, 124 Stat. 1376 (2010), also known as the Volcker Rule (“Covered Fund”);

(h)   the Series 2025-2 Class A-1-V Notes are “eligible assets” for purposes of Rule 3a-7 under the Investment Company Act;

(i)   the Issuers have furnished to the Series 2025-2 Class A-1-V Administrative Agent and each Funding Agent true, accurate and complete copies of all other Transaction Documents (excluding the Series Indenture Supplements and other Transaction Documents relating solely to a Series of Notes other than the Series 2025-2 Notes) to which they are a party as of the Series 2025-2 Closing Date, all of which Transaction Documents are in full force and effect as of the Series 2025-2 Closing Date and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date, other than such amendments, modifications or waivers about which the Issuers have informed each Funding Agent and each Letter of Credit Provider;

(j)   the operations of the Obligors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency applicable to the Obligors or their assets (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Obligors or their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Obligors, is threatened;

(i)  none of the Obligors nor any of their respective subsidiaries nor any of their respective controlled affiliates, directors or officers, or to the knowledge of such Obligor, any employees, agents or other persons acting on behalf of such relevant entity is currently the subject or, to the knowledge of such Obligor, the target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and the U.S. Department of State, the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is such relevant entity located, organized or resident in a country or territory that is the target of Sanctions (including at the time of this Agreement, Cuba, Iran, North Korea and the non-government-controlled areas of Ukraine being the Crimea, Donetsk, Luhansk, Kherson and Zaporizhzhia regions (the “Sanctioned Countries”), or is owned or controlled by or any individual or entity that currently is the subject or, to the knowledge of such Obligor, the target of any Sanctions; the Obligors and their respective subsidiaries are in compliance with all applicable Sanctions; and the Obligors and their respective subsidiaries: (i) are currently subject to and have complied with policies and procedures designed to ensure compliance with applicable Sanctions, (ii) have not received any notice that any violation of Sanctions are being or may be alleged, and (iii) will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the target of any Sanctions, or in any other manner that would reasonably be expected to result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of Sanctions. The proceeds provided or money raised from the sale of the Series 2025-2 Term Notes to the Initial Purchasers on the Series 2025-2 Closing Date will not be used by the Manager or the Obligors, or any of their respective subsidiaries or affiliates, for any new business in Russia or Belarus; and

(k)   none of the Obligors, nor to the knowledge of any Obligor, any controlled affiliate, director, officer, manager, member, agent, employee or other person acting on behalf of any of the Obligors, has: (i) made any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official or “foreign official” (as defined in the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”)) or foreign government employee; (iii) violated or is in violation of any provision of the FCPA, the U.K. Bribery Act 2010 (the “U.K. Bribery Act”), or any other similar law or statute of any other jurisdiction in which it operates its business, including, in each case, the rules and regulations thereunder; (iv) otherwise made any bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment; or (v) received notice of any investigation, proceeding or inquiry by any governmental agency, authority or body regarding any of the matters in clauses (i) through (iv) above, and the Obligors and, to the knowledge of each such Obligor, the Obligor’s affiliates, have conducted their respective businesses in material compliance with the FCPA and are subject to policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

SECTION 6.02   U.S. Risk Retention Rules. the Manager has complied, and has caused the appropriate entity to comply, with all requirements imposed on the “sponsor” of a “securitization transaction” in accordance with the U.S. Risk Retention Rules implementing the credit risk retention requirements of Section 15G of the Exchange Act, in each case directly or (to the extent permitted by the U.S. Risk Retention Rules) through one or more “majority-owned affiliates” (in each case, as defined in the U.S. Risk Retention Rules, each a “Majority-Owned Affiliate”). The Manager or one or more of its Majority-Owned Affiliates will hold an “eligible horizontal residual interest” (as defined in the U.S. Risk Retention Rules) equal to at least 5% of the fair value of all the “ABS interests” (as defined in the U.S. Risk Retention Rules) in the Issuers issued as part of the transactions contemplated by the Transaction Documents, determined as of the Series 2025-2 Closing Date using a fair value measurement framework under United States generally accepted accounting principles (such interest, the “Retained Interest”). The Manager will comply or (to the extent permitted by the U.S. Risk Retention Rules) the Manager will cause one or more majority-owned affiliates to comply with all requirements imposed on the sponsor of a securitization transaction by the U.S. Retention Rules for so long as those requirements are applicable. The Manager has determined such fair value of the Retained Interest based on its own valuation methodology, inputs and assumptions and is solely responsible therefor.

SECTION 6.03   The Manager. The Manager represents and warrants to each Investor and the Series 2025-2 Class A-1-V Administrative Agent as of the date hereof that no Manager Termination Event has occurred and is continuing and that its representations, warranties and covenants in the Transaction Documents to which it is a party are true, correct and complete subject to any materiality qualifier set forth therein as of the date on which such representations and warranties are made.

SECTION 6.04   Investors. Each of the Investors represents and warrants to the Issuers, the Manager and the Series 2025-2 Class A-1-V Administrative Agent as of the date hereof (or, in the case of a successor or assign of an Investor, as of the subsequent date on which such successor or assign shall become or be deemed to become a party hereto) that:

(a)   it has had an opportunity to discuss the Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase of the Series 2025-2 Class A-1-V Notes, with the Issuers and the Manager and their respective representatives;

(b)   it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2025-2 Class A-1-V Notes;

(c)   it is purchasing the Series 2025-2 Class A-1-V Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (b) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to a distribution in violation of the Securities Act, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act, or the rules and regulations promulgated thereunder, with respect to the Series 2025-2 Class A-1-V Notes;

(d)   it understands that (i) the Series 2025-2 Class A-1-V Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Issuers, (ii) the Issuers are not required to register the Series 2025-2 Class A-1-V Notes under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction, (iii) any permitted transferee hereunder must meet the criteria in clause (b) above and (iv) any transfer must comply with the provisions of Section 2.02 of the Indenture and Section 9.03 or 9.17, as applicable, of this Agreement;

(e)   it will comply with the requirements of Section 6.03(d), above, in connection with any transfer by it of the Series 2025-2 Class A-1-V Notes;

(f)   it understands that the Series 2025-2 Class A-1-V Notes will bear the legend set out in the form of Variable Funding Note attached as Exhibit A to the Series 2025-2 Supplement and be subject to the restrictions on transfer described in such legend;

(g)   it will obtain for the benefit of the Issuers from any purchaser of the Series 2025-2 Class A-1-V Notes substantially the same representations and warranties contained in the foregoing paragraphs; and

(h)   the acknowledgments and agreements of the Investor substantially in the form set forth in the form of Purchaser’s Letter set forth in Exhibit D attached hereto are true and correct with respect to the Investor as of the Series 2025-2 Closing Date without requiring the delivery of a Purchaser’s Letter by the Investor on the Series 2025-2 Closing Date.

ARTICLE VII
CONDITIONS

SECTION 7.01   Conditions to Agreement Effectiveness. This Agreement shall become effective on the Series 2025-2 Closing Date subject to the satisfaction (or waiver by the Series 2025-2 Class A-1-V Administrative Agent and the Committed Note Purchasers in their sole discretion) of the following conditions precedent on or prior to the Series 2025-2 Closing Date:

(a)   the Base Indenture, the Series 2025-2 Supplement and the other Transaction Documents set forth on Schedule III hereto shall be in full force and effect;

(b)   the Issuers shall have received (i) a letter, in form and substance reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent, from Fitch stating that the Series 2025-2 Class A-1-V Notes have received a rating of not less than “A- (sf)” and (ii) a letter, in form and substance reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent, from Kroll stating that the Series 2025-2 Class A-1-V Notes have received a rating of not less than “A (sf)”;

(c)   the additional conditions set forth in Schedule III shall have been satisfied or waived;

(d)   the Issuers shall have paid all fees required to be paid by them under the Series 2025-2 Class A-1-V Notes Fee Letter as of such date, including the Series 2025-2 Class A-1-V Upfront Fee; and

(e)   the certain risk retention letter agreement from the Parent, dated as of the Series 2025-2 Closing Date, with respect to compliance by the Parent with the EU Securitisation Regulation and the UK Securitisation Regulation (each as defined in the Offering Memorandum with respect to the Series 2025-2 Term Notes) shall have been duly executed and delivered by the parties thereto in form and substance satisfactory to the Series 2025-2 Class A-1-V Administrative Agent.

SECTION 7.02   Conditions to Effectiveness of Commitments. The election of each Conduit Investor to fund, and the Commitment of each Committed Note Purchaser relating to its obligation to fund, any Borrowing hereunder after the Series 2025-2 Closing Date shall in each case be subject to the satisfaction of the following conditions precedent: (a) each Funding Agent shall have received a duly executed and authenticated Series 2025-2 Class A-1-V Note registered in its name or in such other name as shall have been directed by such Funding Agent and stating that the principal amount thereof shall not exceed the Maximum Investor Group Principal Amount of the related Investor Group (or, in the case of an Uncertificated Note, a Confirmation of Registration with respect thereto); (b) the Issuers shall have paid all fees required to be paid by them under the Transaction Documents as of such date; (c) the Issuers shall have furnished to the Series 2025-2 Class A-1-V Administrative Agent true, accurate and complete copies of all other Transaction Documents set forth on Schedule III hereto (excluding any Series Indenture Supplements and other Transaction Documents relating solely to a Series other than the Series 2025-2 Notes) to which the Issuers, any Asset Entity, the Manager or the Guarantors are a party as of the Series 2025-2 Closing Date that has not been previously delivered pursuant to Section 7.01(c), all of which Transaction Documents shall be in full force and effect, and no terms thereof amended, modified or otherwise waived as of such date, in each case except as permitted under the Indenture; and (d) the Series 2025-2 Class A-1-V Administrative Agent shall have received a duly executed Commitment Increase Notice pursuant to Section 2.09(a).

SECTION 7.03   Conditions to Each Extension of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, any Borrowing on any day (including the initial Borrowing after the Series 2025-2 Closing Date, but excluding any Advances to repay Unreimbursed L/C Drawings pursuant to Section 2.05(b), 2.06 or 2.07, as applicable) and the obligations of any Letter of Credit Provider to issue any Letter of Credit (including the initial one), respectively, shall be subject to the satisfaction of the following conditions precedent as of the date of such Borrowing or issuance:

(a)   no Default, Event of Default, Manager Termination Event, Rapid Amortization Period, Cash Trap Period or Cash Sweep Period will be occurring and continuing at the time of, or immediately following, such Borrowing or issuance;

(b)   as of such date, immediately after giving pro forma effect to such Borrowing or issuance and to the application of any proceeds thereof on such date:

(i)   the Class A Leverage Ratio as of the Determination Date immediately preceding such date does not exceed 6.50: 1.00;

(ii)   the Senior DSCR as of the Determination Date immediately preceding such date is at least 1.85:1.00; provided that, solely for purposes of determining the calculations set forth in this clause (b)(ii), the portion of the Aggregate Annualized Net Cash Flow deriving from assets that are not fiber-based or are not used in business lines substantially similar to those of the Fiber Networks owned by the Asset Entities as of the Closing Date immediately preceding such Borrowing or issuance will be disregarded; provided further that (A) the portion of the Aggregate Annualized Net Cash Flow deriving from “E-rate” contracts entered by the Asset Entities will not be disregarded and (B) the aggregate portion of the Aggregate Annualized Net Cash Flow deriving from ethernet services and voice services in excess of 12.5% of the Aggregate Annualized Net Cash Flow for all the Fiber Networks will be disregarded; and

(iii)   the Series 2025-2 Class A-1-V Outstanding Principal Amount does not exceed the Series 2025-2 Class A-1-V Notes Maximum Principal Amount;

(c)   the Issuers (or the Manager on their behalf) shall have, to the extent applicable, (x) delivered or have been deemed to have delivered to the Series 2025-2 Class A-1-V Administrative Agent an executed advance request substantially in the form of Exhibit A hereto with respect to such Borrowing (or such other form reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent) (each such request, an “Advance Request” or a “Series 2025-2 Class A-1-V Advance Request”) pursuant to Section 2.03 and/or (y) delivered to the applicable Letter of Credit Provider an executed Application with respect to the applicable Letter of Credit to be issued pursuant to Section 2.06(b);

(d)   the representations and warranties of each of the Issuers, the Asset Entities and the Manager set out in this Agreement shall be true and correct as of such date (A) if qualified as to materiality or Material Adverse Effect, in all respects and (B) if not qualified as to materiality or Material Adverse Effect, in all material respects (after giving effect to such qualifier), as of the date of such funding or issuance, with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date); and

(e)   if such Borrowing is used to fund the acquisition of Additional Fiber Network Assets, then, on or prior to such date:

(i)   a “transmitting utility” UCC financing statement shall have been filed with respect to the relevant Obligor acquiring such Additional Fiber Network Assets in the applicable filing office; and

(ii)   the Series 2025-2 Class A-1-V Administrative Agent shall have received (x) an updated schedule of the Fiber Networks in Microsoft excel format (or such other form reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent) giving effect to such Additional Fiber Network Assets and (y) if reasonably requested by the Series 2025-2 Class A-1-V Administrative Agent, a calculation of the conditions set forth in Section 7.03(b) in Microsoft excel format (or such other form reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent).

The giving of any Advance Request notice pursuant to Section 2.03 shall constitute a representation and warranty by the Issuers that all conditions precedent to such funding or provision have been satisfied (or waived in accordance with the terms hereof) or will be satisfied (or waived in accordance with the terms hereof) concurrently therewith.

Notwithstanding any other provision set forth in this Agreement, a Rating Agency Confirmation must be obtained in connection with any waiver of clause (b) above.

SECTION 7.04   Conditions to Extensions of Series 2025-2 Class A-1-V Anticipated Repayment Date.

(a)   The Series 2025-2 Class A-1-V Anticipated Repayment Date shall be the Payment Date occurring in January 2029 unless extended as provided below in this Section 7.04.

(b)   First Extension Election. Subject to the satisfaction of the conditions set forth in Section 7.04(d), the Issuers, or the Manager acting on behalf of the Issuers, shall have the option on or before the Payment Date occurring in January 2029 to elect (the “Series 2025-2 First Extension Election”) to extend the Series 2025-2 Class A-1-V Anticipated Repayment Date to the Payment Date occurring in January 2030 by delivering written notice to the Series 2025-2 Class A-1-V Administrative Agent (who will promptly notify each of the Funding Agents, the Indenture Trustee and the Servicer thereof) to the effect that the conditions precedent to such Series 2025-2 First Extension Election set forth in Section 7.04(d) are satisfied as of the extension specified in such notice. Upon such extension, the Payment Date occurring in January 2030 shall automatically become the Series 2025-2 Class A-1-V Anticipated Repayment Date for all purposes hereunder, under the Indenture and the other Transaction Documents.

(c)   Second Extension Election. Subject to the satisfaction of the conditions set forth in Section 7.04(d), if the Series 2025-2 First Extension Election has been made and become effective, the Issuers, or the Manager acting on behalf of the Issuers, shall have the option on or before the Payment Date occurring in January 2030 to elect (the “Series 2025-2 Second Extension Election” and, together with the Series 2025-2 First Extension Election, the “Series 2025-2 Class A-1-V Extension Elections”) to extend the Series 2025-2 Class A-1-V Anticipated Repayment Date to the Payment Date occurring in January 2031 by delivering written notice to the Series 2025-2 Class A-1-V Administrative Agent (who will promptly notify each of the Funding Agents, the Indenture Trustee and the Servicer thereof) to the effect that the conditions precedent to such Series 2025-2 Second Extension Election set forth in Section 7.04(d) are satisfied as of the date specified in such notice. Upon such extension, the Payment Date occurring in January 2031 shall automatically become the Series 2025-2 Class A-1-V Anticipated Repayment Date for all purposes hereunder, under the Indenture and the other Transaction Documents.

(d)   Conditions Precedent to Extension Elections. The effectiveness of any Series 2025-2 Class A-1-V Extension Elections shall be subject to the satisfaction of the following conditions precedent as of the date of such extension and immediately after giving pro forma effect thereto:

(i)   the Issuers, or the Manager acting on behalf of the Issuers, has delivered written notice to the Series 2025-2 Class A-1-V Administrative Agent, the Indenture Trustee and the Servicer pursuant to Section 7.04(b) or (c), as applicable, not more than 120 days and not less than 60 days prior to the then-current Series 2025-2 Class A-1-V Anticipated Repayment Date;

(ii)   no Default, Event of Default, Manager Termination Event, Rapid Amortization Period, Cash Trap Period or Cash Sweep Period will be occurring and continuing at the time of or immediately following the exercise of such extension right;

(iii)   either (1) Rating Agency Confirmation and consent of each Holder of the Series 2025-2 Class A-1-V Notes are obtained or (2), immediately after giving pro forma effect to such extension:

(A)   the Class A Leverage Ratio as of the Determination Date immediately preceding the date of such extension does not exceed 6.50: 1.00, calculated after giving pro forma effect to such extension;

(B)   the Senior DSCR as of the Determination Date immediately preceding the date of such extension is at least 1.85:1.00, calculated after giving pro forma effect to such extension; and

(C)   the Class Principal Balance with respect to the Series 2025-2 Class A-1-V Notes does not exceed the Series 2025-2 Class A-1-V Notes Maximum Principal Amount.

(D)   the Series 2025-2 Class A-1-V Notes are rated at least “A (sf)” by KBRA and at least “A- (sf)” by Fitch;

(iv)   all Series 2025-2 Class A-1-V Extension Fees, Series 2025-2 Class A-1-V Undrawn Commitment Fees together will all other amounts due and payable on or prior to the date of such extension shall have been paid in full on or prior to such date;

(v)   the representations and warranties of each of the Issuers, the Asset Entities and the Manager set out in this Agreement shall be true and correct as of such date (A) if qualified as to materiality or Material Adverse Effect, in all respects and (B) if not qualified as to materiality or Material Adverse Effect, in all material respects (after giving effect to such qualifier), as of the date of such funding or issuance, with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date); and

(vi)   each representation and warranty made by the Manager in any Transaction Document (other than a Transaction Document relating solely to a Series other than the Series 2025-2 Notes) to which the Manager is a party (including any representations and warranties made by it in its capacity as Manager) is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects as of the date originally made, as of the date hereof and as of the Series 2025-2 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

Any notice given pursuant to Section 7.04(b) or (c) shall be irrevocable unless expressly conditioned on the consummation of a related transaction; provided, that if the conditions set forth in this Section 7.04(d) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Indenture Trustee, the Servicer, the Series 2025-2 Class A-1-V Administrative Agent, the Controlling Class Representative or any Noteholder shall be necessary for the effectiveness of the Series 2025-2 Class A-1-V Extension Elections.

ARTICLE VIII
COVENANTS

SECTION 8.01   Covenants of the Issuers, the Asset Entities and the Manager.

Each of the Issuers and the Asset Entities jointly and severally covenants and agrees (and, solely with respect to clauses (a), (b), (d), (f) and (g) the Manager covenants and agrees) that, until the Series 2025-2 Class A-1-V Termination Date, it will:

(a)   unless waived in writing in the manner provided in the Transaction Documents, duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Transaction Document to which it is a party;

(b)   not amend, modify, waive or give any approval, consent or permission under any provision of the Indenture or any other Transaction Document to which it is a party unless any such amendment, modification, waiver or other action is in writing and made in accordance with the terms of the Indenture or such other Transaction Document, as applicable;

(c)   reasonably concurrently with the time any report, notice or other document is provided to the Rating Agencies and/or the Indenture Trustee, or caused to be provided, by the Issuers or the Manager under the Indenture (including, without limitation, under Section 7.02 thereof) or under the Series 2025-2 Supplement, provide the Series 2025-2 Class A-1-V Administrative Agent (who shall promptly provide a copy thereof to each of the Funding Agents) a copy of such report, notice or other document;

(d)   once per calendar year, following reasonable prior notice from the Series 2025-2 Class A-1-V Administrative Agent (acting at the written direction of the Required Investors) (the “Annual Inspection Notice”), and during regular business hours, permit any Funding Agent or any of its agents, representatives or permitted assigns, at the Issuers’ expense, access (as a group, and not individually unless only one such Person desires such access) to the offices of the Manager, the Issuers and the Asset Entities, (i) to examine and make copies of and abstracts from all documentation relating to the Collateral on the same terms as are provided to the Indenture Trustee under Section 7.07 of the Indenture, and (ii) to visit the offices and properties of the Manager, the Issuers and the Asset Entities for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Collateral, or the administration and performance of the Indenture and the other Transaction Documents with any of the officers or employees or managers of the Manager, the Issuers and/or the Asset Entities, as applicable, having knowledge of such matters; provided, however, that upon the occurrence and during the continuation of a Rapid Amortization Period or Event of Default, any Funding Agent or any of its agents, representatives or permitted assigns, at the Issuers’ expense may do any of the foregoing at any time during normal business hours and without advance notice; provided, further, that, in addition to any visits made pursuant to provision of an Annual Inspection Notice or during the continuation of a Rapid Amortization Period or Event of Default, any Funding Agent or any of its agents, representatives or permitted assigns, at their own expense, may do any of the foregoing at any time during normal business hours following reasonable prior notice with respect to the business of the Issuers and/or the Asset Entities;

(e)   not take, or cause to be taken, any action (including, without limitation, permitting any amounts owed with respect to the Series 2025-2 Class A-1-V Notes to be secured by any margin stock (as such term is defined under the regulations of the Board of Governors of the Federal

Reserve System, “Margin Stock”)) that would violate the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof;

(f)   promptly provide such other information with respect to the operations of a Fiber Network and the financial affairs of the Obligors as any of the Funding Agents may from time to time reasonably request;

(g)   the Manager or (to the extent permitted by the U.S. Risk Retention Rules) one or more Majority-Owned Affiliates will continue to comply with all requirements imposed on the “sponsor” of a “securitization transaction” (each as defined in the U.S. Risk Retention Rules) by the U.S. Risk Retention Rules for so long as those requirements are applicable, including holding the Retained Interest for the duration required in the U.S. Risk Retention Rules without any impermissible hedging, transfer or financing of the Retained Interest (it being understood and agreed that the Issuers are and will be solely responsible for compliance with the disclosure requirements of the U.S. Risk Retention Rules, including the contents of all such disclosures (including, without limitation, in Part I of Schedule IV attached hereto); and

(h)   the Issuers shall cause any Additional Asset Entity that becomes party to the Indenture to also become a party to this Agreement as an Asset Entity hereunder pursuant to a joinder agreement (a “Joinder Agreement”) delivered pursuant to Section 2.12(a) of the Indenture.

ARTICLE IX
MISCELLANEOUS PROVISIONS

SECTION 9.01   Amendments.

(a)   Except as otherwise expressly set forth herein (including with respect to any Benchmark Conforming Changes, any adjustments to an L/C Commitment or otherwise), no amendment to or waiver or other modification of any provision of this Agreement, nor consent to any departure therefrom by the Issuers or the Manager, shall in any event be effective unless the same shall be in writing and signed by the Issuers with the written consent of (A) the Series 2025-2 Class A-1-V Administrative Agent and (B) the Required Investors; provided that in addition, (i) the prior written consent of each affected Investor shall be required in connection with any amendment, modification or waiver to this Agreement that (x) increases the amount of the Commitment of such Investor or extends the Commitment Termination Date or the Series 2025-2 Class A-1-V Anticipated Repayment Date (other than pursuant to Section 7.04), (y) reduces the amount of payment of any principal, interest, fees or other amounts payable to such Investor hereunder or (z) modifies the conditions to funding the Commitment of such Investor or otherwise modifies the terms hereof in a manner requiring the consent of each Noteholder or each affected Noteholder pursuant to Section 13.02 of the Indenture) (it being understood and agreed that for purposes of this clause (i), waivers or modifications of conditions precedent, covenants, Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute (and shall not be deemed to constitute) an increase in the amount of the Commitment of an Investor, an extension of the Commitment Termination Date and/or the Series 2025-2 Class A-1-V Anticipated Repayment Date and/or a reduction of the amount of payment of any principal, interest, fees or other amounts payable to such Investor hereunder and/or a modification of the conditions to funding the Commitment of an Investor and/or would have an effect comparable to any of those set forth in Section 13.02 of the Indenture that require the consent of each Noteholder or each affected Noteholder); (ii) any amendment, modification or waiver that affects the rights or duties of the Series 2025-2 Class A-1-V Administrative Agent, any Letter of Credit Provider or the Funding Agents shall require the prior written consent of such affected Person; and (iii) the prior written consent of each Investor, the Series 2025-2 Class A-1-V Administrative Agent (acting on behalf of the Funding Agents), each Letter of Credit Provider and each Funding Agent shall be required in connection with any amendment, modification or waiver of this Section 9.01(a). At any time during the Commitment Term, Commitments (other than the Commitments of any Defaulting Investor (including, for these purposes, the Series 2025-2 Class A-1-V Administrative Agent following a Defaulting Agent Event) or its Affiliates) shall be deemed to be fully drawn for purposes of any provision of the Indenture or the other Transaction Documents relating to any vote, consent, direction or the like to be given by the Series 2025-2 Class A-1-V Noteholders as the Series 2025-2 Class A-1-V Noteholders or as Noteholders (it being understood and agreed that from and after the expiration of the Commitment Term, any such vote, consent, direction or the like shall be based on the portion of the Series 2025-2 Class A-1-V Outstanding Principal Amount held by the applicable Investors (other than the portion held by any Defaulting Investor (including, for these purposes, the Series 2025-2 Class A-1-V Administrative Agent following a Defaulting Agent Event) or its Affiliates), in each case in the manner set forth in the definition of “Required Investors”); such vote, consent, direction or the like shall be given by the Holders of the Series 2025-2 Class A-1-V Advance Notes only and not by the Holders of any Series 2025-2 Class A-1-V L/C Notes except to the extent that such vote, consent, direction or the like is to be given by each Required Investor and the Holders of any Series 2025-2 Class A-1-V L/C Notes would be affected thereby. In addition, the provisions of Section 6.01(a) (with respect to the reference to 6.05 of the Indenture) may not be amended or waived without confirmation from any Rating Agency that the rating of the commercial paper notes of each Conduit Investor then rated by it will not be reduced or withdrawn as a result thereof.

(b)   Each Committed Note Purchaser will notify the Issuers in writing whether or not it will consent to a proposed amendment, waiver or other modification of this Agreement and, if applicable, any condition to such consent, waiver or other modification. If a Committed Note Purchaser notifies the Issuers in writing that such Committed Note Purchaser either (I) will not consent to an amendment to or waiver or other modification of any provision of this Agreement or (II) conditions its consent to such an amendment, waiver or other modification of any provision of this Agreement upon the payment of an amendment fee, the Issuers may replace every member (but not any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group designating one or more Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that with respect to each such member of such Investor Group will equal the amount owed to each such member of such Investor Group with respect to the Series 2025-2 Class A-1-V Advance Notes (whether arising under the Indenture, the Series 2025-2 Supplement, this Agreement, the Series 2025-2 Class A-1-V Advance Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Issuers (including, without limitation, the reasonable documented fees and out-of-pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2025-2 Class A-1-V Advance Notes (whether arising under the Indenture, the Series 2025-2 Supplement, this Agreement, the Series 2025-2 Class A-1-V Notes or otherwise).

(c)   The Issuers and the Investors shall negotiate any amendments, waivers, consents, supplements or other modifications to this Agreement or the other Transaction Documents that require the consent of the Investors in good faith. Pursuant to Section 9.05(a), the Investors shall be entitled to reimbursement by the Issuers for the reasonable expenses incurred by the Investors in reviewing and approving any such amendment, waiver, consent, supplement or other modification to this Agreement or any Transaction Document. The Issuers agree to provide notice to each Investor Group of any amendment to this Agreement, regardless of whether the consent of such Investor is required for such amendment to become effective.

(d)   Notwithstanding anything herein to the contrary, any amendment to this Agreement which has the effect of increasing the Series 2025-2 Class A-1-V Notes Maximum Principal Amount shall not be deemed to be an issuance of Additional Notes, but shall otherwise be subject to the satisfaction of the conditions set forth in clauses (A) and (B) of Section 2.12(c) of the Indenture.

SECTION 9.02   No Waiver; Remedies. Any waiver, consent or approval given by any party hereto shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement shall be deemed a waiver of any other breach or default. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.03   Binding on Successors and Assigns.

(a)   This Agreement shall be binding upon, and inure to the benefit of, the Issuer, the Manager, the Investors, the Funding Agents, the Series 2025-2 Class A-1-V Administrative Agent and their respective successors and assigns; provided, however, that neither the Issuers nor the Manager may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of each Investor (other than any Defaulting Investor); provided, further, that nothing herein shall prevent the Issuers from assigning its rights (but none of its duties or liabilities) to the Indenture Trustee under the Indenture and the Series 2025-2 Supplement; and provided, further, that none of the Investors may transfer, pledge, assign, sell participations in or otherwise encumber its rights or obligations hereunder or in connection herewith or any interest herein except as permitted under Section 6.03 or Section 9.17 or this Section 9.03. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement except as provided in Section 9.16.

(b)   Notwithstanding any other provision set forth in this Agreement, each Investor may at any time grant to one or more Program Support Providers a participating interest in or lien on such Investor’s interests in the Advances made hereunder and such Program Support Provider, with respect to its participating interest, shall be entitled to the benefits granted to such Investor under this Agreement. In addition, any Investor may at any time sell participations to any Person in all or a portion of such Investor’s rights and/or obligations under this Agreement, the Series 2025-2 Class A-1-V Notes and the Advances made thereunder and, in connection therewith, any other Transaction Documents to which it is a party, and such participant, with respect to its participating interest, shall be entitled to the benefits granted to such Investor under this Agreement; provided that (i) such Investor’s obligations under this Agreement shall remain unchanged, (ii) such Investor shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Issuer, the Series 2025-2 Class A-1-V Administrative Agent and each other Investor shall continue to deal solely and directly with such Investor in connection with such Investor’s rights and obligations under this Agreement; provided that such participant shall not be entitled to receive any greater payment under Section 3.05, 3.07 or 3.08, with respect to any participation, than its participating Investor would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from Change in Law that occurs after the participant acquired the applicable participation so long as such Change in Law would apply equally to such participating Investor. Each Investor that grants to one or more Persons a participating interest in such Investor’s interests in the Advances in accordance with the terms hereof shall, acting solely for this purpose as a non-fiduciary agent of the Issuer, maintain a register on which it enters the name and address of such Person and the principal amounts of (and stated interest on) each Person’s interest in the Advance (the “Participant Register”); provided that no Investor shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Person, or any information relating to a Person’s interest in the Advances) to any person except to the extent that such disclosure is necessary to establish that such interest is in registered form under Section 5f.103-1(c) of the U.S. Treasury regulations and Section 1.163-5(b) of the proposed U.S. Treasury regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Investor shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Series 2025-2 Class A-1-V Administrative Agent (in its capacity as Series 2025-2 Class A-1-V Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(c)   In addition to its rights under Section 9.17, each Conduit Investor may at any time assign its rights in the Series 2025-2 Class A-1-V Advance Notes (and its rights hereunder and under the Transaction Documents) to its related Committed Note Purchaser or, subject to Section 6.03 and Section 9.17(d), its related Program Support Provider or any Affiliate of any of the foregoing, in each case in accordance with the applicable provisions of the Indenture. Furthermore, each Conduit Investor may at any time grant a security interest in and lien on, all or any portion of its interests under this Agreement, its Series 2025-2 Class A-1-V Note and all Transaction Documents to (i) its related Committed Note Purchaser, (ii) its Funding Agent, (iii) any Program Support Provider who, at any time now or in the future, provides program liquidity or credit enhancement, including, without limitation, an insurance policy for such Conduit Investor relating to the Commercial Paper or the Series 2025-2 Class A-1-V Advance Notes, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Conduit Investors, including, without limitation, an insurance policy relating to the Commercial Paper or the Series 2025-2 Class A-1-V Advance Notes, (v) any collateral trustee or collateral agent for any of the foregoing or (vi) a trustee or collateral agent for the benefit of the holders of the commercial paper notes or other senior indebtedness of such Conduit Investor appointed pursuant to such Conduit Investor’s program documents; provided, however, that any such security interest or lien shall be released upon assignment of its Series 2025-2 Class A-1-V Note to its related Committed Note Purchaser. Each Committed Note Purchaser may assign its Commitment, or all or any portion of its interest under its Series 2025-2 Class A-1-V Note, this Agreement and the Transaction Documents to any Person to the extent permitted by Section 9.17. Notwithstanding any other provisions set forth in this Agreement, each Committed Note Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, its Series 2025-2 Class A-1-V Note and the Transaction Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board or any similar foreign entity.

SECTION 9.04   Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the Series 2025-2 Class A-1-V Notes delivered pursuant hereto shall survive the making and the repayment of the Advances and the execution and delivery of this Agreement and the Series 2025-2 Class A-1-V Notes and shall continue in full force and effect until the Series 2025-2 Class A-1-V Termination Date. In addition, the obligations of the Issuers and the Investors under Sections 3.05, 3.06, 3.07, 3.08, 9.05, 9.10 and 9.11 shall survive the termination of this Agreement.

SECTION 9.05   Payment of Costs and Expenses; Indemnification.

(a)   Payment of Costs and Expenses. The Issuers and the Asset Entities jointly and severally agree to pay (by depositing such amounts into the applicable account maintained pursuant to the Indenture be distributed subject to and in accordance with the Priority of Payments), on the Series 2025-2 Closing Date (if invoiced at least one (1) Business Day prior to such date) or on or before the next succeeding Payment Date immediately after written demand (in all other cases), all reasonable documented out-of-pocket expenses of the Series 2025-2 Class A-1-V Administrative Agent, each initial Funding Agent, the Letter of Credit Provider and each initial Investor (including the reasonable fees and out-of-pocket expenses of one external counsel for the foregoing (taken as a whole)), as well as the fees and expenses of the Rating Agencies) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and of each other Transaction Document, including schedules and exhibits, whether or not the transactions contemplated hereby or thereby are consummated (including, without limitation, such reasonable and documented expenses for the Committed Note Purchasers’ due diligence investigation, consultants’ fees and travel expenses and fees incurred on or before the Series 2025-2 Closing Date to the extent invoiced at least one (1) Business Day prior to such date), the administration of this Agreement and of each other Transaction Document and the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including without limitation, preparation for and/or response to any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to its rights or responsibilities under, this Agreement and of each other Transaction Document; and (ii) any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Transaction Document as may from time to time hereafter be proposed by the Manager, the Issuers or the Asset Entities (the “Class A-1-V Amendment Expenses”). The Issuers and the Asset Entities further jointly and severally agree to pay, subject to and in accordance with the Priority of Payments, and to hold the Series 2025-2 Class A-1-V Administrative Agent, each Funding Agent and each Investor harmless from all liability for (x) any breach by the Issuers of its obligations under this Agreement, (y) all reasonable documented out-of-pocket costs incurred by the Series 2025-2 Class A-1-V Administrative Agent, such Funding Agent or such Investor (including the reasonable fees and out-of-pocket expenses of one external counsel for the foregoing (taken as a whole)), in enforcing this Agreement or in connection with the negotiation of any restructuring or “work-out”, whether or not consummated, of the Transaction Documents and (z) any Non-Excluded Taxes that may be payable in connection with (1) the execution or delivery of this Agreement, (2) any Borrowing hereunder, (3) the issuance of the Series 2025-2 Class A-1-V Notes, (4) the issuance of any Letter of Credit hereunder or (5) the execution or delivery of any other Transaction Documents. The Issuers and the Asset Entities also jointly and severally agree to reimburse, subject to and in accordance with the Priority of Payments, the Series 2025-2 Class A-1-V Administrative Agent, such Funding Agent and each Investor upon demand for all reasonable and documented out-of-pocket expenses incurred by the Series 2025-2 Class A-1-V Administrative Agent, such Funding Agent and such Investor in connection with the enforcement of this Agreement or any other Transaction Documents. Notwithstanding the foregoing, other than in connection with a sale or assignment pursuant to Section 9.18(a), the Issuers and/or the Asset Entities shall have no obligation to reimburse any Investor for any of the fees and/or expenses incurred by such Investor with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2025-2 Class A-1-V Notes pursuant to Section 9.03 or Section 9.17.

(b)   Indemnification of the Investors. In consideration of the execution and delivery of this Agreement by the Investors, the Issuers and the Asset Entities hereby agree to jointly and severally indemnify and hold each Investor, each Funding Agent and the Series 2025-2 Class A-1-V Administrative Agent (each in its capacity as such) and each of their officers, directors, employees and agents (collectively, the “Indemnified Parties”) harmless (by depositing such amounts into the Collection Account to be distributed subject to and in accordance with the Priority of Payments) from and against any and all fees, actions, causes of action, suits, losses, liabilities and damages (other than Class A-1-V Taxes which shall be addressed in the manner set forth in Section 3.08), and reasonable documented costs and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2025-2 Class A-1-V Notes), including reasonable documented attorneys’ fees and disbursements and those amounts in connection with any action, claim or suit brought to enforce the Indemnified Parties’ right to indemnification (collectively, the “Indemnified Liabilities” and the amounts payable to the Indemnified Parties pursuant to this Section 9.05(b) being referred to herein as the “Class A-1-V Indemnities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to:

(i)   any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance or Letter of Credit; or

(ii)   the entering into and performance of this Agreement and any other Transaction Document by any of the Indemnified Parties; or

(iii)   any breach of a representation, warranty, covenant or agreement made by the Issuers or the Asset Entities hereunder;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence, bad faith or willful misconduct or breach of representations set forth herein as determined by a final, non-appealable judgment of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Issuers and the Asset Entities hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

(c)   Indemnification of the Series 2025-2 Class A-1-V Administrative Agent and each Funding Agent. In consideration of the execution and delivery of this Agreement by the Series 2025-2 Class A-1-V Administrative Agent and the related Funding Agent, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to indemnify and hold the Series 2025-2 Class A-1-V Administrative Agent and each of their respective officers, directors, managers employees, affiliates and agents (the “Series 2025-2 Class A-1-V Administrative Agent Indemnified Parties”) and such Funding Agent and each of its officers, directors, employees and agents (collectively, the “Funding Agent Indemnified Parties,” and together with the Series 2025-2 Class A-1-V Administrative Agent Indemnified Parties, the “Applicable Agent Indemnified Parties”) harmless from and against any and all fees, actions, causes of action, suits, losses, liabilities and damages, and reasonable costs and expenses incurred in connection therewith (solely to the extent not reimbursed by or on behalf of the Issuers or the Asset Entities) (irrespective of whether any such Applicable Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2025-2 Class A-1-V Notes), including reasonable attorneys’ fees and disbursements and those amounts in connection with any action, claim or suit brought to enforce the Applicable Agent Indemnified Parties’ right to indemnification (collectively, the “Applicable Agent Indemnified Liabilities”), incurred by the Applicable Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Transaction Document by any of the Applicable Agent Indemnified Parties, except for any such Applicable Agent Indemnified Liabilities arising for the account of a particular Applicable Agent Indemnified Party by reason of the relevant Applicable Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Applicable Agent Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(c) shall in no event include indemnification for consequential or indirect damages of any kind.

SECTION 9.06   Characterization as Transaction Document; Entire Agreement. This Agreement shall be deemed to be a Transaction Document for all purposes of the Indenture and the other Transaction Documents. This Agreement, together with the Indenture, the Series 2025-2 Supplement, the documents delivered pursuant to Article VII and the other Transaction Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

SECTION 9.07   Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address, or e-mail address set forth below its signature hereto, in the case of the Issuers or the Manager, or on Schedule II attached hereto, in the case of the Investors, the Series 2025-2 Class A-1-V Administrative Agent and the Funding Agents, or in each case at such other address or e-mail address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile or e-mail, shall be deemed given when received.

SECTION 9.08      Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

SECTION 9.09   Tax Characterization(a). (a) Each party to this Agreement (i) acknowledges that it is the intent of the parties to this Agreement that, for accounting purposes and for all United States tax purposes, the Series 2025-2 Class A-1-V Notes will be treated as evidence of indebtedness, (ii) agrees to treat the Series 2025-2 Class A-1-V Notes for all such purposes as indebtedness and (iii) agrees that the provisions of the Transaction Documents shall be construed to further these intentions.

(b)   Each Series 2025-2 Class A-1-V Noteholder shall, acting solely for this purpose as an agent of the Issuer, maintain a register on which it enters the name and address of each related Investor (and, if applicable, Program Support Provider) and the applicable portions of the Series 2025-2 Class A-1-V Outstanding Principal Amount (and stated interest) with respect to such Series 2025-2 Class A-1-V Noteholder of each Investor (and, if applicable, Program Support Provider) that has an interest in such Series 2025-2 Class A-1-V Noteholder’s Series 2025-2 Class A-1-V Notes (the “Series 2025-2 Class A-1-V Notes Register”), provided that no Series 2025-2 Class A-1-V Noteholder shall have any obligation to disclose all or any portion of the Series 2025-2 Class A-1-V Notes Register to any Person except to the extent that such disclosure is necessary to establish that such Series 2025-2 Class A-1-V Notes are in registered form under Treasury Regulation Section 5f.103-1(c) and Proposed Treasury Regulation Section 1.163-5(b) (or any successor version).

SECTION 9.10   No Proceedings; Limited Recourse.

(a)   Each of the parties hereto (other than the Issuers) hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of the last maturing Note issued by the Issuers pursuant to the Indenture, it will not institute against, or join with any other Person in instituting against, any of the Issuers or the Asset Entities, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law and subject to any retained rights set forth therein; provided, however, that nothing in this Section 9.10(a) shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Issuers and the Asset Entities pursuant to this Agreement, the Series 2025-2 Supplement, the Indenture or any other Transaction Document. In the event that an Investor (solely in its capacity as such) takes action in violation of this Section 9.10(a), each affected Issuer or Asset Entity shall file or cause to be filed an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such Person against the relevant Issuer or Asset Entity or the commencement of such action and raise or cause to be raised the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. Nothing contained herein shall preclude participation by an Investor in the assertion or defense of its claims in any such proceeding involving any of the Issuers or the Asset Entities. The obligations of the Issuers under this Agreement are solely the limited liability company or corporate, as the case may be, obligations of the Issuer.

(b)   The Conduit Investors. Each of the parties hereto hereby covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of all Commercial Paper or other debt securities or instruments issued by a Conduit Investor, institute against, or join with any other Person in instituting against, such Conduit Investor, any bankruptcy, reorganization, arrangement, insolvency, examination or liquidation proceedings, or other proceedings under any federal or state (or any other jurisdiction with authority over such Conduit Investor) bankruptcy or similar law. In the event that any such party takes action in violation of this Section 9.10(b), such related Conduit Investor may file an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such party against such Conduit Investor or the commencement of such action and raise or cause to be raised the defense that such party has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. Nothing contained herein shall preclude participation by any of the Issuers and the Asset Entities, the Manager or an Investor in assertion or defense of its claims in any such proceeding involving a Conduit Investor. The obligations of the Conduit Investors under this Agreement are solely the corporate obligations of the Conduit Investors. No recourse shall be had for the payment of any amount owing in respect of this Agreement, including any obligation or claim arising out of or based upon this Agreement, against any stockholder, employee, officer, agent, director, member, affiliate or incorporator (or Person similar to an incorporator under state business organization laws) of any Conduit Investor; provided, however, nothing in this Section 9.10(b) shall relieve any of the foregoing Persons from any liability that any such Person may otherwise have for its gross negligence, bad faith or willful misconduct.

(c)   The parties hereto acknowledge and agree that any fees, costs, indemnified amounts or expenses payable by a Conduit Investor pursuant to this Agreement (“Conduit Investor Amounts”) shall be payable only in accordance with the order of priorities set forth in such Conduit Investor’s commercial paper program documents and no Conduit Investor shall have any obligation to pay any amount required to be paid by it hereunder in excess of any amount received pursuant to this Agreement or the Notes and available to such Conduit Investor after paying or making provision for the payment of its commercial paper notes; provided, however, that each Committed Note Purchaser shall pay any Conduit Investor Amounts, on behalf of any Conduit Investor in such Committed Note Purchaser’s Investor Group, as and when due hereunder, to the extent that such Conduit Investor is precluded by its commercial paper program documents from paying such Conduit Investor Amounts in accordance with this Agreement.

(d)   Notwithstanding any provisions contained in this Agreement to the contrary, no Conduit Investor shall be obligated to pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement other than in accordance with the order of priorities set out in such Conduit Investor’s commercial paper program documents and all payment obligations of each Conduit Investor hereunder are contingent on the availability of funds received pursuant to this Agreement or the Notes and in excess of the amounts necessary to pay its commercial paper notes. Any such amount which any Conduit Investor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim against or corporate obligation of such Conduit Investor for any such insufficiency unless and until funds received pursuant to this Agreement or the Notes and are available for the payment of such amounts as aforesaid.

(e)   The provisions of this Section 9.10 shall survive the termination of this Agreement.

SECTION 9.11   Confidentiality. Each Investor, Funding Agent and the Series 2025-2 Class A-1-V Administrative Agent agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of the Manager and the Issuer, other than (a) to their Affiliates, and their Affiliates’ officers, directors, employees, managers, administrators, trustees, agents and advisors, including, without limitation, legal counsel and accountants (it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep it confidential), (b) to actual or prospective assignees and participants, and then only on a confidential basis (after obtaining such actual or prospective assignee’s or participant’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (c) as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Issuers or the Manager, as the case may be, has knowledge; provided that each Investor, Funding Agent and the Series 2025-2 Class A-1-V Administrative Agent may disclose Confidential Information as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Issuers or the Manager, as the case may be, does not have knowledge if such Investor, Funding Agent or Series 2025-2 Class A-1-V Administrative Agent is prohibited by law, rule or regulation from disclosing such requirement to the Issuers or the Manager, as the case may be, (d) to (x) Program Support Providers and (y) any trustee or collateral agent for the benefit of the holders of the commercial paper notes or other senior indebtedness of a Conduit Investor appointed pursuant to such Conduit Investor’s program documents (after obtaining such

Person’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (e) to any rating agency providing a rating for any Series or Class of Notes or any Conduit Investor’s debt, (f) to any Person acting as a placement agent, dealer or investor with respect to any Conduit Investor’s commercial paper (provided that any Confidential Information provided to any such placement agent, dealer or investor does not reveal the identity of the Issuers or any of their Affiliates and is confined to information of the type that is typically provided to such entities by asset-backed commercial paper conduits), or (g) in the course of litigation with the Issuers or the Manager.

“Confidential Information” means information that the Issuers, any Asset Entities or the Manager furnishes to an Investor, but does not include (i) any such information that is or becomes generally available to the public other than as a result of a disclosure in violation of this Section 9.11 or a disclosure by a Person to which an Investor, a Funding Agent or the Series 2025-2 Class A-1-V Administrative Agent delivered such information, (ii) any such information that was in the possession of an Investor prior to its being furnished to such Investor by the Issuers or the Manager, or (iii) any such information that is or becomes available to an Investor from a source other than the Issuers or the Manager; provided that with respect to clauses (ii) and (iii) herein, such source is not (x) known to an Investor to be bound by a confidentiality agreement with the Issuers or the Manager, as the case may be, with respect to the information or (y) known to an Investor to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

SECTION 9.12   GOVERNING LAW; CONFLICTS WITH INDENTURE OR THE SERIES 2025-2 SUPPLEMENT. THIS AGREEMENT AND ALL MATTERS ARISING UNDER OR IN ANY MANNER RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. IN THE EVENT OF ANY CONFLICTS BETWEEN THIS AGREEMENT AND THE INDENTURE OR THE SERIES 2025-2 SUPPLEMENT, THE INDENTURE OR THE SERIES 2025-2 SUPPLEMENT, AS APPLICABLE, SHALL GOVERN.

SECTION 9.13   JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS AGREEMENT.

SECTION 9.14   WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY

SECTION 9.15   Counterparts. This Agreement may be executed in any number of counterparts (which may include electronic transmission of counterparts) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument. For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Series 2025-2 Class A-1-V Administrative Agent is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Series 2025-2 Class A-1-V Administrative Agent shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Series 2025-2 Class A-1-V Administrative Agent, including, without limitation, the risk of the Series 2025-2 Class A-1-V Administrative Agent acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Series 2025-2 Class A-1-V Administrative Agent). Any requirement in this Agreement that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Agreement, any and all communications (both text and attachments) by or from the Series 2025-2 Class A-1-V Administrative Agent that the Series 2025-2 Class A-1-V Administrative Agent in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

SECTION 9.16   Third Party Beneficiary. The Indenture Trustee, the Servicer and the Back-up Manager are express third party beneficiaries of this Agreement.

SECTION 9.17   Assignment.

(a)   Subject to Sections 6.03 and 9.17(d), any Committed Note Purchaser may at any time sell or assign all or any part of its rights and obligations under this Agreement, the Series 2025-2 Class A-1-V Advance Notes and, in connection therewith, any other Transaction Documents to which it is a party, with the prior written consent (not to be unreasonably withheld or delayed) of the Issuers to one or more financial institutions (an “Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit B (or such other form reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent) (the “Assignment and Assumption Agreement”), executed by such Acquiring Committed Note Purchaser, such assigning Committed Note Purchaser, the Funding Agent with respect to such assigning Committed Note Purchaser, Letter of Credit Provider and the Issuers and delivered to the Series 2025-2 Class A-1-V Administrative Agent; provided, that to the extent reasonably requested by an Acquiring Committed Note Purchaser that is a financial institution organized under the laws of the United Kingdom, the Issuers shall use commercially reasonable efforts to provide a risk retention letter agreement from Parent, dated as of the date of such assignment, with respect to compliance by the Manager with Regulation (EU) 2017/2402, in form and substance satisfactory to the Funding Agent with respect to such Acquiring Committed Note Purchaser; provided further, that no consent of the Issuers will be required for an assignment in whole or in part (i) to another Series 2025-2 Class A-1-V Noteholder or an Affiliate thereof or (ii) to an Eligible Assignee if an Event of Default has occurred and is continuing. An “Eligible Assignee” shall mean a financial institution that is rated at least “BBB-” from S&P and/or has the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC as of the date of the assignment that is not a Competitor. A “Competitor” shall mean any Person engaged primarily in the business of owning and operating fiber conduit networks or similar structures or other activities entered into in furtherance of the foregoing; provided, that (x) a Person will not be a Competitor solely by virtue of such Person’s direct or indirect ownership of less than 5% of the equity interests in a “Competitor” and (y) a Person will not be a “Competitor” if such Person is a bank, financial institution, insurance company, or any other entity managed by registered investment advisors who regularly engage in making, purchasing or investing in commercial loans.

(b)   Without limiting the foregoing, subject to Sections 6.03 and 9.17(d), each Conduit Investor may assign all or a portion of the Investor Group Principal Amount with respect to such Conduit Investor and its rights and obligations under this Agreement, the Series 2025-2 Class A-1-V Advance Notes and, in connection therewith, any other Transaction Documents to which it is a party to a Conduit Assignee with respect to such Conduit Investor, without the prior written consent of the Issuer.

Upon such assignment by a Conduit Investor to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor, (ii) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Transaction Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Commercial Paper and/or the Series 2025-2 Class A-1-V Advance Notes, shall have the benefit of all the rights and protections provided to such Conduit Investor herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all of such Conduit Investor’s obligations, if any, hereunder or under the Indenture or under any other Transaction Document with respect to such portion of the Investor Group Principal Amount and such Conduit Investor shall be released from such obligations, (v) all distributions in respect of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor shall be made to the applicable Funding Agent on behalf of such Conduit Assignee, (vi) the definition of the term “CP Funding Rate” with respect to the portion of the Investor Group Principal Amount with respect to such Conduit Investor, as applicable, funded or maintained with commercial paper issued by such Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “CP Funding Rate” applicable to such Conduit Assignee on the basis of the interest rate or discount applicable to Commercial Paper issued by or for the benefit of such Conduit Assignee (rather than any other Conduit Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Funding Agent with respect to such Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing. No assignment by any Conduit Investor to a Conduit Assignee of all or any portion of the Investor Group Principal Amount with respect to such Conduit Investor shall in any way diminish the obligation of the Committed Note Purchasers in the same Investor Group as such Conduit Investor under Section 2.03 to fund any Borrowing not funded by such Conduit Investor or such Conduit Assignee.

(c)   Subject to Sections 6.03 and 9.17(d), any Conduit Investor and the related Committed Note Purchaser(s) may at any time sell all or any part of their respective rights and obligations under this Agreement, the Series 2025-2 Class A-1-V Advance Notes and, in connection therewith, any other Transaction Documents to which it is a party, with the prior written consent (not to be unreasonably withheld or delayed) of the Issuers and Letter of Credit Provider to a multi-seller commercial paper conduit, whose commercial paper is rated at least “A-1-V” (or then equivalent grade) from S&P, and one or more financial institutions providing support to such multi-seller commercial paper conduit (an “Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit C (or such other form reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent) (the “Investor Group Supplement”), executed by such Acquiring Investor Group, the Funding Agent with respect to such Acquiring Investor Group (including the Conduit Investor and the Committed Note Purchasers with respect to such Investor Group), such assigning Conduit Investor and the Committed Note Purchasers with respect to such Conduit Investor, the Funding Agent with respect to such assigning Conduit Investor and Committed Note Purchasers, Letter of Credit Provider, and the Issuers and delivered to the Series 2025-2 Class A-1-V Administrative Agent; provided that no consent of the Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser and its related Conduit Investor or if an Event of Default has occurred and is continuing. For the avoidance of doubt, this Section 9.17(c) is intended to permit and provide for (i) assignments from a Committed Note Purchaser to a Conduit Investor in a different Investor Group and (ii) assignments from a Conduit Investor to a Committed Note Purchaser in a different Investor group, and, in each of (i) and (ii), the Investor Group Supplement shall be revised to reflect such assignments.

(d)   Any assignment of the Series 2025-2 Class A-1-V Notes shall be made in accordance with the applicable provisions of the Indenture and the Series 2025-2 Supplement.

(e)   Subject to Sections 6.04 and 9.17(d), the Letter of Credit Provider may at any time assign all or any portion of its rights and obligations hereunder and under the Series 2025-2 Class A-1-V L/C Note with the prior written consent of the Issuers and the Series 2025-2 Class A-1-V Administrative Agent, which consent shall not be unreasonably withheld or delayed (it being agreed that withholding consent to a proposed assignment to any financial institution as to which any Letter of Credit would be an Ineligible Liquidity Reserve Letter of Credit shall not be deemed unreasonable) to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Series 2025-2 Class A-1-V Administrative Agent and the Issuer, whereupon the assignor shall be released from its obligations hereunder to the extent so assigned; provided that no consent of the Issuers shall be required if a Rapid Amortization Period or an Event of Default has occurred and is continuing.

SECTION 9.18   Defaulting Investors.

(a)   The Issuers may, at its sole expense and effort, upon notice to such Defaulting Investor and the Series 2025-2 Class A-1-V Administrative Agent, (i) require any Defaulting Investor to sell all of its rights, obligations and commitments under this Agreement, the Series 2025-2 Class A-1-V Notes and, in connection therewith, any other Transaction Documents to which it is a party, to an assignee; provided that (x) such assignment is made in compliance with Section 9.17 and (y) such Defaulting Investor shall have received from such assignee an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder or (ii) remove any Defaulting Investor as an Investor by paying to such Defaulting Investor an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder.

(b)   In the event that a Defaulting Investor desires to sell all or any portion of it rights, obligations and commitments under this Agreement, the Series 2025-2 Class A-1-V Notes and, in connection therewith, any other Transaction Documents to which it is a party, to an unaffiliated third party assignee for an amount less than 100% (or, if only a portion of such rights, obligations and commitments are proposed to be sold, such portion) of such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder, such Defaulting Investor shall promptly notify the Issuers of the proposed sale (the “Sale Notice”). Each Sale Notice shall certify that such Defaulting Investor has received a firm offer from the prospective unaffiliated third party and shall contain the material terms of the proposed sale, including, without limitation, the purchase price of the proposed sale and the portion of such Defaulting Investor’s rights, obligations and commitments proposed to be sold. The Issuers and any of their Affiliates shall have an option for a period of three (3) Business Days from the date the Sale Notice is given to elect to purchase such rights, obligations and commitments at the same price and subject to the same material terms as described in the Sale Notice. The Issuers or any of their Affiliates may exercise such purchase option by notifying such Defaulting Investor before expiration of such three (3) Business Day period that it wishes to purchase all (but not a portion) of the rights, obligations and commitments of such Defaulting Investor proposed to be sold to such unaffiliated third party. If any of the Issuers or any of their Affiliates gives notice to such Defaulting Investor that it desires to purchase such, rights, obligations and commitments, the Issuers or such Affiliate shall promptly pay the purchase price to such Defaulting Investor. If any of the Issuers or any of their Affiliates does not respond to any Sale Notice within such three (3) Business Days period, the Issuers and their Affiliates shall be deemed not to have exercised such purchase option.

(c)   Notwithstanding anything to the contrary contained in this Agreement, if any Investor becomes a Defaulting Investor, then, until such time as such Investor is no longer a Defaulting Investor, to the extent permitted by applicable law:

(i)   Such Defaulting Investor’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.01.

(ii)   Any payment of principal, interest, fees or other amounts payable to the account of such Defaulting Investor (whether voluntary or mandatory, at maturity or otherwise) shall be applied (and the Issuers shall instruct the Indenture Trustee or the Series 2025-2 Class A-1-V Administrative Agent to apply such amounts) as follows: first, to the payment on a pro rata basis of any amounts owing by such Defaulting Investor to the Series 2025-2 Class A-1-V Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Investor to each Letter of Credit Provider hereunder; third, to provide cash collateral to the Letter of Credit Providers in an amount equal to the amount of Undrawn L/C Face Amounts at such time multiplied by the Commitment Percentage of such Defaulting Investor’s Investor Group multiplied by the Committed Note Purchaser Percentage of such Defaulting Investor; fourth, as the Issuers may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting Investor has failed to fund its portion thereof as required by this Agreement, as determined by the Issuer; fifth, if so determined by the Series 2025-2 Class A-1-V Administrative Agent and the Issuers, to be held in a deposit account and released pro rata in order (x) to satisfy such Defaulting Investor’s potential future funding obligations with respect to Advances under this Agreement and (y) to provide cash collateral to the Letter of Credit Providers in an amount equal to the amount of any future Undrawn L/C Face Amounts multiplied by the Commitment Percentage of such Defaulting Investor’s Investor Group multiplied by the Committed Note Purchaser Percentage of such Defaulting Investor; sixth, to the payment of any amounts owing to the Investors or the Letter of Credit Provider as a result of any judgment of a court of competent jurisdiction obtained by any Investor against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Issuers as a result of any judgment of a court of competent jurisdiction obtained by the Issuers against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; and eighth, to such Defaulting Investor or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances or any extensions of credit resulting from a drawing under any Letter of Credit that has not been reimbursed as an Advance pursuant to Section 2.07(a) in respect of which such Defaulting Investor has not fully funded its appropriate share, and (y) such Advances were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 7.03 were satisfied or waived, such payment shall be applied solely to pay the Advances of, and extensions of credit resulting from a drawing under any Letter of Credit that has not been reimbursed as an Advance pursuant to Section 2.07(a) owed to, all non-Defaulting Investors on a pro rata basis prior to being applied to the payment of any Advances of, participations required to be purchased pursuant to Section 2.08(a) owed to, such Defaulting Investor until such time as all Advances and funded and unfunded participations in Unreimbursed L/C Drawings are held by the Investors pro rata in accordance with the Commitments without giving effect to Section 9.18(c)(iii). Any payments, prepayments or other amounts paid or payable to a Defaulting Investor that are applied (or held) to pay amounts owed by a Defaulting Investor or to post cash collateral pursuant to this Section 9.18(c)(ii) shall be deemed paid to and redirected by such Defaulting Investor, and each Investor irrevocably consents hereto.

(iii)   All or any part of such Defaulting Investor’s participation in Unreimbursed L/C Drawings shall be reallocated among the non-Defaulting Investors pro rata based on their Commitments (calculated without regard to such Defaulting Investor’s Commitment) but only to the extent that (x) the conditions set forth in Section 7.03 are satisfied at the time of such reallocation (and, unless the Issuers shall have otherwise notified the Series 2025-2 Class A-1-V Administrative Agent at such time, the Issuers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the product of (1) any non-Defaulting Investor’s related Investor Group Principal Amount on such date, multiplied by (2) such non-Defaulting Investor’s Committed Note Purchaser Percentage, to exceed such non-Defaulting Investor’s Commitment Amount. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Investor arising from that Investor having become a Defaulting Investor, including any claim of a non-Defaulting Investor as a result of such non-Defaulting Investor’s increased exposure following such reallocation.

(d)   If the Issuers, the Series 2025-2 Class A-1-V Administrative Agent and each Letter of Credit Provider agree in writing that an Investor is no longer a Defaulting Investor, the Issuers will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Investor will, to the extent applicable, purchase that portion of outstanding Advances of the other Investors or take such other actions as the Series 2025-2 Class A-1-V Administrative Agent may determine to be necessary to cause the Advances to be held pro rata by the Investors in accordance with their respective Commitments, whereupon such Investor will cease to be a Defaulting Investor; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Issuers while that Investor was a Defaulting Investor; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Investor to Investor will constitute a waiver or release of any claim of any party hereunder arising from that Investor’s having been a Defaulting Investor.

SECTION 9.19   No Fiduciary Duties. Each of the Manager, the Issuers and the Asset Entities acknowledge and agree that in connection with the transaction contemplated in this Agreement, or any other services the Investors may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Investors: (a) no fiduciary or agency relationship between any of the Manager, the Issuers and the Asset Entities and any other person, on the one hand, and the Investors or any of their respective Affiliates (or any agent, adviser or representative of any of the foregoing), on the other, exists; (b) the Investors are not acting as advisor, expert or otherwise, to the Manager, the Issuers or the Asset Entities, and such relationship between any of the Manager, the Issuers or the Asset Entities, on the one hand, and the Investors or any of their respective affiliates (or any agent, adviser or representative of any of the foregoing), on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Investors may have to the Manager and any of the Issuers and the Asset Entities shall be limited to those duties and obligations specifically stated herein; (d) the Investors and their respective affiliates (or any agent, adviser or representative of any of the foregoing) may have interests that differ from those of the Manager or any of the Issuers and the Asset Entities; and (e) the Manager and the Issuers and the Asset Entities have consulted their own legal and financial advisors to the extent they deemed appropriate. Each of the Manager, the Issuers and the Asset Entities hereby waive any claims that Manager, the Issuers or the Asset Entities may have against the Investors with respect to any breach of fiduciary duty in connection with the Series 2025-2 Class A-1-V Notes.

SECTION 9.20   No Guarantee by the Manager. The execution and delivery of this Agreement by the Manager shall not be construed as a guarantee or other credit support by the Manager of the obligations of the Issuers and the Asset Entities hereunder. The Manager shall not be liable in any respect for any obligation of the Issuers and the Asset Entities hereunder or any violation by any of the Issuers or the Asset Entities of its covenants, representations and warranties or other agreements and obligations hereunder.

SECTION 9.21   Term; Termination of Agreement. This Agreement shall become effective on the Series 2025-2 Closing Date and shall terminate upon the date (the “Series 2025-2 Class A-1-V Termination Date”) that is the earliest of (x) the date on which (a) all Commitments shall have expired or been terminated (including, after the Series 2025-2 Closing Date, the date on which the Series 2025-2 Class A-1-V Notes Maximum Principal Amount has been permanently reduced to zero in accordance with

Section 2.05(a)), (b) the principal of and interest on each Advance and all fees, expenses and other amounts payable hereunder shall have been paid in full (in each case other than contingent obligations that expressly survive the termination of this Agreement and for which no claim has been made in writing to the Issuers) and (c) all Letters of Credit (other than those that have been (x) fully cash collateralized by the Issuers in accordance with Section 4.02 or 4.03) shall have been cancelled, terminated and/or have expired and all

Reimbursement Obligations shall have been reimbursed in full, (y) the Termination Date and (z) the date of satisfaction and discharge of the Indenture or the Series 2025-2 Class A-1 Notes pursuant to Article 9 of the Indenture.

SECTION 9.22   Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)   the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)   the effects of any Bail-In Action on any such liability, including, if applicable:

(i)   a reduction in full or in part or cancellation of any such liability;

(ii)  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii)  the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

For purposes of this Section 9.22:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority,

(b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person), as in effect from time to time.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 9.23   Obligations of the Asset Entities; Designation of Manager as Representative and Agent.

(a)   Each Asset Entity agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to each Investor, each Funding Agent and the Series 2025-2 Class A-1-V Administrative Agent the prompt payment of all obligations under the Series 2025-2 Class A-1-V Notes and all other amounts owed by the Issuers hereunder to each Investor, each Funding Agent and the Series 2025-2 Class A-1-V Administrative Agent, and the prompt performance of all agreements under the Transaction Documents.

(b)   The Issuers hereby designate the Manager as their representative and agent on their behalf for the purposes of issuing requests for Borrowing and giving instructions with respect to the disbursement of the proceeds of the Advances (and such proceeds may be advanced hereunder at such direction), giving and receiving all other notices and consents hereunder or under any of the Series 2025-2 Class A-1-V Notes and taking all other actions (including in respect of compliance with covenants) on behalf of the Issuers hereunder or under any Series 2025-2 Class A-1-V Notes. The Manager hereby accepts such appointment. Each Investor, each Funding Agent and the Series 2025-2 Class A-1-V Administrative Agent may regard any notice or other communication pursuant to any Transaction Document from the Manager as a notice or communication from the Issuers, and may give any notice or communication required or permitted to be given to the Issuers hereunder to the Manager on behalf of the Issuers. The Issuers agree that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Manager will be deemed for all purposes to have been made by the Issuers and shall be binding upon and enforceable against the Issuers to the same extent as if the same had been made directly by the Issuers.

SECTION 9.24  Patriot Act. In accordance with the USA PATRIOT Act, to help fight the funding of terrorism and money laundering activities, any Investor may obtain, verify and record information that identifies individuals or entities that establish a relationship with such Investor. Such Investor may ask for the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account. Such Investor may also ask for formation documents such as articles of incorporation, an offering memorandum, or other identifying documents to be provided.

SECTION 9.25  Limitation. The Series 2025-2 Class A-1-V Administrative Agent shall be entitled to the same rights, benefits, protections and immunities afforded to the Indenture Trustee under the Transaction Documents.

SECTION 9.26   Recognition of U.S. Special Resolution Regimes.

(a)   In the event that any Investor that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Investor of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)   In the event that any Investor that is a Covered Entity or a BHC Act Affiliate of such Investor becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Investor are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 9.27:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

UNITI FIBER ISSUER LLC
as Lead Issuer

By:	/s/Daniel L. Heard
Name:	Daniel L. Heard
Title:	Senior Executive Vice President - General Counsel and Secretary

UNITI FIBER TRS ISSUER LLC
as Co-Issuer

By:	/s/Daniel L. Heard
Name:	Daniel L. Heard
Title:	Senior Executive Vice President - General Counsel and Secretary

UNITI FIBER GULFCO LLC,
as Asset Entity

By:	/s/Daniel L. Heard
Name:	Daniel L. Heard
Title:	Senior Executive Vice President - General Counsel and Secretary

UNITI FIBER TRS ASSETCO LLC,
as Asset Entity

By:	/s/Daniel L. Heard
Name:	Daniel L. Heard
Title:	Senior Executive Vice President - General Counsel and Secretary

UNITI FIBER HOLDINGS INC.
as Manager

By:	/s/Daniel L. Heard
Name:	Daniel L. Heard
Title:	Senior Executive Vice President - General Counsel and Secretary

Signature Page to Class A-1-V Note Purchase Agreement (Series 2025-2 Class A-1-V)

BARCLAYS BANK PLC,
as the Series 2025-2 Class A-1-V Administrative Agent

By:	/s/Benjamin Fernandez
	Name:	Benjamin Fernandez
	Title:	Managing Director

Signature Page to Class A-1-V Note Purchase Agreement (Series 2025-2 Class A-1-V)

SHEFFIELD RECEIVABLES COMPANY LLC,
as Conduit Investor

By:	/s/ Kinnary Armstrong
	Name:	Kinnary Armstrong
	Title:	Authorized Signatory

Signature Page to Class A-1-V Note Purchase Agreement (Series 2025-2 Class A-1-V)

BARCLAYS BANK PLC,
as Committed Note Purchaser

By:	/s/Kinnary Armstrong
	Name:	Kinnary Armstrong
	Title:	Kinnary Armstrong

Signature Page to Class A-1-V Note Purchase Agreement (Series 2025-2 Class A-1-V)

BARCLAYS BANK PLC,
as a Letter of Credit Provider

By:	s/s Kinnary Armstrong
	Name:	Kinnary Armstrong
	Title:	Authorized Signatory

Signature Page to Class A-1-V Note Purchase Agreement (Series 2025-2 Class A-1-V)

SCHEDULE I TO CLASS A-1-V

NOTE PURCHASE AGREEMENT

INVESTOR GROUPS AND COMMITMENTS

Investor Group/Funding Agent	Series 2025-2 Class A-1-V Notes Maximum Principal Amount as of the Series 2025-2 Closing Date	Maximum Investor Group Principal Amount(1)	Conduit Investor (if any)	Funding Agent (if any)	Committed Note Purchaser(s)	Commitment Amount as of the Series 2025-2 Closing Date	Maximum Commitment Amount(1)
Barclays Bank PLC	$0	$75,000,000	Sheffield Receivables Company LLC	N/A	Barclays Bank PLC	$0	$75,000,000
TOTAL	$0	$75,000,000				$0	$75,000,000

LETTER OF CREDIT PROVIDERS AND L/C COMMITMENTS

Letter of Credit Provider	L/C Issuing Bank (if any)	L/C Commitment Amount as of the Series 2025-2 Closing Date	Maximum L/C Commitment Amount(1)
Barclays Bank PLC	N/A	$0	$34,000,000
TOTAL		$0	$34,000,000

(1) Subject to satisfaction of the conditions set forth in Section 7.02 and the satisfaction of the Series 2025-2 Class A-1-V Notes Availability Conditions after the Series 2025-2 Closing Date.

Schedule I

SCHEDULE II TO CLASS A-1-V

NOTE PURCHASE AGREEMENT

NOTICE ADDRESSES FOR LENDER PARTIES AND AGENTS

Conduit Investors

Sheffield Receivables Company LLC

Sheffield Receivables Company LLC

400 Jefferson Park

Whippany, NJ 07981

Attention: Kinnary Armstrong

Email: BarCapCpnduitOps@barclays.com;

ASGReports@barclays.com; kinnary.armstrong@barclays.com

Committed Note Purchasers

Barclays Bank PLC

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com, mirrorbarclaysconduitteam@barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Kinnary Armstrong

Telephone: 212-526-4286

Email: kinnary.armstrong@barclays.com

Schedule II-1

Funding Agents

Barclays Bank PLC

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com, mirrorbarclaysconduitteam@barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Kinnary Armstrong

Telephone: 212-526-4286

Email: kinnary.armstrong@barclays.com

Schedule II-2

Series 2025-2 Class A-1-V Administrative Agent

Barclays Bank PLC

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com, mirrorbarclaysconduitteam@barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Kinnary Armstrong

Telephone: 212-526-4286

Email: kinnary.armstrong@barclays.com

Schedule II-3

SCHEDULE III TO CLASS A-1-V

NOTE PURCHASE AGREEMENT

ADDITIONAL CLOSING CONDITIONS

The following are the additional conditions to effectiveness of this Agreement referred to in Section 7.01(c):

(a)   All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be reasonably satisfactory in all material respects to the Funding Agents, and the Issuers, the Asset Entities and the Manager shall have furnished to the Funding Agents all documents and information that the Funding Agents or their counsel may reasonably request to enable them to pass upon such matters.

(b)   Davis Polk & Wardwell LLP, as counsel to the Issuers, the Asset Entities and the Manager, shall have furnished to the Series 2025-2 Class A-1-V Administrative Agent and the Investors written bankruptcy opinions that are customary for transactions of this type with respect to “non-consolidation” matters, and “true contribution” matters, in each case in form and substance reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent (or its counsel), addressed to the Series 2025-2 Class A-1-V Administrative Agent and Committed Note Purchasers and dated the Series 2025-2 Closing Date.

(c)   Davis Polk & Wardwell LLP, as counsel to the Issuers, the Asset Entities and the Manager, shall have furnished to the Series 2025-2 Class A-1-V Administrative Agent and the Investors written corporate opinions that are customary for transactions of this type with respect to certain corporate, securities and Investment Company Act matters, security interest matters and tax matters, in each case in form and substance reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent (or its counsel), addressed to the Series 2025-2 Class A-1-V Administrative Agent and Committed Note Purchasers and dated the Series 2025-2 Closing Date.

(d)   Morris, Nichols, Arsht & Tunnell LLP, as special counsel to the Issuers, the Asset Entities and the Manager, shall have furnished to the Series 2025-2 Class A-1-V Administrative Agent and the Investors written corporate opinions that are customary for transactions of this type with respect to what law would govern the determination of which entities have authority to file a voluntary bankruptcy petition on behalf of the Issuers and the Asset Entities, in each case in form and substance reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent (or its counsel), addressed to the Funding Agents and the Series 2025-2 Class A-1-V Administrative Agent and Committed Note Purchasers and dated the Series 2025-2 Closing Date.

(e)   Chapman & Cutler LLP, as counsel to the Indenture Trustee, shall have furnished to the Series 2025-2 Class A-1-V Administrative Agent and the Investors written legal opinions that are customary for delivery by counsel to trustees in transactions of this type, in each case in form and substance reasonably satisfactory to counsel to the Series 2025-2 Class A-1-V Administrative Agent (or its counsel), addressed to the Series 2025-2 Class A-1-V Administrative Agent and the Committed Note Purchasers and dated the Series 2025-2 Closing Date.

(f)   Polsinelli PC, as counsel to the Servicer, shall have furnished to the Series 2025-2 Class A-1-V Administrative Agent and the Investors written legal opinions that are customary for delivery by counsel to servicers in transactions of this type, in each case in form and substance reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent (or its counsel), addressed to the the Series 2025-2 Class A-1-V Administrative Agent and the Committed Note Purchasers and dated the Series 2025-2 Closing Date.

(g)	Foley Hoag LLP, as counsel to the Back-up Manager, shall have furnished to the Series 2025-2 Class A-1-V Administrative Agent and the Investors written legal opinions that are

Schedule III-1

customary for delivery by counsel to back-up managers in transactions of this type, in each case in form and substance reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent (or its counsel), addressed to the Series 2025-2 Class A-1-V Administrative Agent and the Committed Note Purchasers and dated the Series 2025-2 Closing Date.

(h)   Each of the Issuers, the Asset Entities and the Manager shall have furnished or caused to be furnished to the Funding Agents a certificate signed by two managers or officers of the chief financial officer of the Issuers, the Asset Entities and the Manager, or other officers reasonably satisfactory to the Funding Agents, dated as of the Series 2025-2 Closing Date, as to:

(i)   the representations and warranties of the Issuers, the Asset Entities and the Manager, as applicable, in any other Transaction Document to which any of the Issuers, the Asset Entities and the Manager, as applicable, is a party are true and correct (A) if qualified as to materiality, in all respects (after giving effect to any such materiality qualifier), and (B) if not so qualified, in all material respects, on and as of the Series 2025-2 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality, in all respects (after giving effect to any such materiality qualifier), and (y) if not so qualified, in all material respects, as of such earlier date), and the Issuers, the Asset Entities and the Manager, as applicable, has complied in all material respects with all its agreements contained herein and in any other Transaction Document to which it is a party and satisfied all the conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Series 2025-2 Closing Date; and

(ii)   there shall exist at and as of the Series 2025-2 Closing Date no Default or Event of Default that has occurred and is continuing;

(i)   The Manager, the Issuers and the Asset Entities shall have executed and delivered the Management Agreement, and the Series 2025-2 Class A-1-V Administrative Agent shall have received a duly executed copy thereof.

(j)   The Servicer and the Indenture Trustee shall have executed and delivered the Servicing Agreement, and the Series 2025-2 Class A-1-V Administrative Agent shall have received a duly executed copy thereof (it being understood and agreed that this condition shall be deemed satisfied as of the Series 2025-2 Closing Date).

(k)   The Back-Up Manager, the Manager, the Issuers, the Asset Entities and the Indenture Trustee shall have executed and delivered the Back-Up Management Agreement, and the Series 2025-2 Class A-1-V Administrative Agent shall have received a duly executed copy thereof (it being understood and agreed that this condition shall be deemed satisfied as of the Series 2025-2 Closing Date).

(l)   The Manager, each Asset Entities and the Issuers shall have furnished to the Funding Agents a certificate, in form and substance reasonably satisfactory to the Funding Agents and dated as of the Series 2025-2 Closing Date, of the chief financial officer of such entity (or other officers reasonably satisfactory to the Funding Agents) that such entity will be Solvent (as defined below) immediately after the consummation of the transactions contemplated by this Agreement; provided that in the case of each Asset Entity, the liabilities of the other Asset Entities with respect to debts, liabilities and obligations for which such Asset Entity is jointly and severally liable shall be taken into account. As used herein, “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the relevant entity are not less than the total amount required to pay the probable liabilities of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the relevant entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the completion of the transactions contemplated by the

Schedule III-2

Transaction Documents, the relevant entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) the relevant entity is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such entity is engaged, and (v) the relevant entity is not a defendant in any civil action that would reasonably be likely to result in a judgment that such entity is or would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(m)   The representations and warranties of each of the Issuers, the Asset Entities and the Manager contained in the Transaction Documents to which it is a party will be true and correct (i) if qualified as to materiality, in all respects (after giving effect to any such materiality qualifier), and (ii) if not so qualified, in all material respects, as of the Series 2025-2 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality, in all respects, and (y) if not so qualified, in all material respects, as of such earlier date).

(n)   The Issuers shall have delivered $180,000,000 of the Series 2025-2 Class A-2 Notes, $28,200,000 of the Series 2025-2 Class B Notes and $41,800,000 of the Series Class C Notes to the initial purchasers of such Notes on the Series 2025-2 Closing Date.

(o)   On or prior to the Series 2025-2 Closing Date, the Manager shall have delivered to the Servicer and the Indenture Trustee the Officer’s Certificate required to be so delivered as of such date pursuant to Sections 2.12(a) and 2.12(c) of the “Original Base Indenture” (as defined in the Indenture as of the Series 2025-2 Closing Date).

All opinions, letters, evidence and certificates mentioned above shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Series 2025-2 Class A-1-V Administrative Agent (or its counsel). Solely with respect to the Series 2025-2 Closing Date, the execution and delivery of this Agreement by the Series 2025-2 Class A-1-V Administrative Agent on the Series 2025-2 Closing Date shall be conclusive evidence thereof (unless expressly specified in writing otherwise by the Series 2025-2 Class A-1-V Administrative Agent).

Schedule III-3

SCHEDULE IV TO CLASS A-1-V

NOTE PURCHASE AGREEMENT

U.S. RISK RETENTION DISCLOSURE

I.	U.S. Risk Retention Disclosure on or prior to the Series 2025-2 Closing Date.

Uniti Fiber Holdings Inc. (as used in this Schedule IV, the “Manager”) hereby makes the following disclosure to the Series 2025-2 Class A-1-V Noteholders as of the date hereof pursuant to Regulation RR, 17 C.F.R. Part 246 (the “U.S. Risk Retention Rules”):

A.	Manager to Hold an Eligible Horizontal Residual Interest.

The U.S. Risk Retention Rules require the “sponsor” of a “securitization transaction” (or a “majority-owned affiliate” of the sponsor) (each as defined in the U.S. Risk Retention Rules) to retain an economic interest in the credit risk of securitized assets in accordance with the requirements of the U.S. Risk Retention Rules. To comply with the U.S. Risk Retention Rules, the Manager, as sponsor of the securitization transaction involving the Series 2025-2 Term Notes, intends to retain an “eligible horizontal residual interest” (as defined in the U.S. Risk Retention Rules, an “EHRI”) through the Lead HoldCo Guarantor, a majority-owned affiliate, in the form of the a class of membership interests in the Lead Issuer classified pursuant the Amended and Restated Limited Liability Company Agreement of the Lead Issuer, dated as of the Series 2025-2 Closing Date (the “Issuer LLC Agreement”), as Series 2025-2 Class R Interests (the “U.S. Retained Interest”), in accordance with the U.S. Risk Retention Rules. An EHRI is defined under the U.S. Risk Retention Rules as, with respect to any securitization transaction, an ABS Interest in the issuing entity: (1) that is an interest in a single class or multiple classes in the issuing entity, provided that each interest meets, individually or in the aggregate, all of the requirements of this definition; (2) with respect to which, on any payment date or allocation date on which the issuing entity has insufficient funds to satisfy its obligation to pay all contractual interest or principal due, any resulting shortfall will reduce amounts payable to the eligible horizontal residual interest prior to any reduction in the amounts payable to any other ABS Interest, whether through loss allocation, operation of the priority of payments, or any other governing contractual provision (until the amount of such ABS Interest is reduced to zero); and (3) that, with the exception of any non-economic REMIC (as defined in 26 U.S.C. 860D) residual interest, has the most subordinated claim to payments of both principal and interest by the issuing entity.

An “ABS Interest” is defined under the U.S. Risk Retention Rules as: (1) any type of interest or obligation issued by an issuing entity, whether or not in certificated form, including a security, obligation, beneficial interest or residual interest (other than (i) a non-economic residual interest issued by a REMIC or (ii) an uncertificated regular interest in a REMIC that is held by another REMIC, where both REMICs are part of the same structure and a single REMIC in that structure issues ABS Interests to investors), payments on which are primarily dependent on the cash flows of the collateral owned or held by the issuing entity; and (2) does not include common or preferred stock, limited liability interests, partnership interests, trust certificates, or similar interests that: (i) are issued primarily to evidence ownership of the issuing entity; and (ii) the payments, if any, on which are not primarily dependent on the cash flows of the collateral held by the issuing entity; and (3) does not include the right to receive payments for services provided by the holder of such right, including servicing, trustee services and custodial services.

Under the U.S. Risk Retention Rules, the EHRI must have a fair value equal to at least 5% of the fair value of all ABS Interests in the Lead Issuer issued as part of the securitization transaction. Such fair value is determined as of the closing date for the securitization transaction using a fair value measurement framework under GAAP. The Issuer’s ABS Interests issued as part of the Issuer’s securitization transaction described in this Offering Memorandum are (i) the Series 2025-2 Notes and (ii) the U.S. Retained Interest.

Under the U.S. Risk Retention Rules, the sponsor (or a majority-owned affiliate of the sponsor) is required to retain the EHRI until the latest of (i) the second anniversary of the Series 2025-2 Closing Date,

A-1

(ii) the date on which the total unpaid principal balance (if applicable) of the securitized assets that collateralize this securitization transaction has been reduced to 33% of the total unpaid principal balance of such securitized assets as of the cut-off for this securitization transaction, and (iii) the date the sum of (x) the aggregate principal amount of the Series 2025-2 Term Notes, (y) the Series 2025-2 VFN Commitment and (z) the principal amount of the U.S. Retained Interest has been reduced to 33% or less of the sum of (1) the initial aggregate principal amount of the Series 2025-2 Term Notes as of the Series 2025-2 Closing Date, (2) the Series 2025-2 VFN Commitment as of the Series 2025-2 Closing Date and (3) the principal amount of the U.S. Retained Interest as of the Series 2025-2 Closing Date (such latest date, the “Sunset Date”). None of the sponsor or any of its majority-owned affiliates may sell, transfer, hedge or pledge the EHRI during this period other than as permitted by the U.S. Risk Retention Rules. The Guarantor is a direct wholly-owned subsidiary of the Manager, and thus is a majority-owned affiliate of the Manager under the U.S. Risk Retention Rules.

As described more fully below, the fair value of the U.S. Retained Interest on the Series 2025-2 Closing Date will be at least 5% of the fair value of all ABS Interests of the Lead Issuer issued as part of the securitization transaction involving the issuance of the Series 2025-2 Term Notes on the Series 2025-2 Closing Date described in this Offering Memorandum.

B.	Terms of the U.S. Retained Interest

The U.S. Retained Interest will be issued pursuant to the Issuer LLC Agreement in an initial notional principal amount of $17,2000,000. The U.S. Retained Interest will have the benefit of a preferred payment (the “Class R Preferred Return”) payable pursuant to the terms of the Issuer LLC Agreement equal to 9.302% per annum of the notional principal amount of the U.S. Retained Interest. Pursuant to the Issuer LLC Agreement, the U.S. Retained Interest will represent the right to receive certain distributions of funds from the Lead Issuer not otherwise needed to make payments or deposits under the Transaction Documents, and will have the right to receive any cash distributed by the Lead Issuer in respect of its limited liability company interests prior to any member of the Issuer, up to an amount equal to the sum of (i) any accrued and unpaid Class R Preferred Return as of the date of such distribution and (ii) on and after the Sunset Date, the outstanding notional principal amount of the U.S. Retained Interest.

The payment of the Class R Preferred Return and the initial notional principal amount of the U.S. Retained Interest will be made solely with funds released to the Lead Issuer pursuant to clause (xxi) under Section 5.01 of the Indenture and thus will be fully subordinated to the Series 2025-2 Class A-1-V Notes. The holder of the U.S. Retained Interest will not receive any payments in respect of the U.S. Retained Interest on any Payment Date on which the Lead Issuer has insufficient funds to satisfy in full all of its other obligations payable on such Payment Date with respect to the Notes. It is expected that the Lead Issuer will issue additional Class R Interests pursuant to the Issuer LLC Agreement in connection with future issuances of Notes in order to comply with the U.S. Risk Retention Rules.

C.	Fair Value of ABS Interests, Key Inputs and Assumptions and Valuation Methodology

The fair value of all of the ABS Interests of the Lead Issuer issued as part of the Issuer’s securitization transaction described in this Schedule IV is determined using a GAAP fair value measurement framework with both observable and unobservable inputs. Under GAAP, the significance of inputs in measuring fair value are reflected in a hierarchy, with Level 1 inputs favored over Level 2 inputs and Level 2 inputs favored over Level 3 inputs.

Level 1 inputs include quoted prices for identical instruments and are the most observable,

Level 2 inputs include quoted prices for similar instruments and observable inputs such as interest rates and yield curves, and

Schedule IV-2

Level 3 inputs include data not observable in the market and reflect management judgment about the assumptions market participants would use in pricing the instrument.

The pre-closing determination of the fair value of the Series 2025-2 Notes is categorized within Level 2 of the hierarchy, reflecting inputs derived from prices of similar instruments. The post-closing determination of the fair value of the Series 2025-2 Notes will be categorized within Level 1 of the hierarchy. The fair value of the U.S. Retained Interest is categorized within Level 3 of the hierarchy, as many of the inputs to the fair value calculation for the U.S. Retained Interest are generally not observable.

In determining the fair value of the ABS Interests of the Lead Issuer issued in connection with the securitization transaction described in this Schedule IV, the Manager and the Lead Issuer used the inputs and assumptions set forth below:

•	The sum of (1) the initial principal amount of the Series 2025-2 Term Notes will be as set forth under “Note Summary” in the Offering Memorandum with respect to the Series 2025-2 Term Notes and (2) the Series 2025-2 VFN Commitment will be $75,000,000;

•	The full amount of the Series 2025-2 VFN Commitment will be drawn and outstanding as of the Series 2025-2 Closing Date and the fair value of the Series 2025-2 Variable Funding Notes is equal to 100% of the initial principal amount thereof;

•	The interest rates on the Series 2025-2 Term Notes will be as set forth in the table below;

•	The Series 2025-2 Class A-2 Notes will be issued by the Issuer, and acquired by third party investors, at a price equal to 100% of the initial principal amount thereof;

•	The Series 2025-2 Class B Notes will be issued by the Issuer, and acquired by third party investors, at a price equal to 100% of the initial principal amount thereof;

•	The Series 2025-2 Class C Notes will be issued by the Issuer, and acquired by third party investors, at a price equal to 100% of the initial principal amount thereof; and

•	The initial notional principal amount of the U.S. Retained Interest on the Series 2025-2 Closing Date will be $17,200,000 which will be issued at a price equal to 100% of the initial principal amount thereof.

The Manager believes, based on Level 3 inputs, that a 9.410% yield to maturity is appropriate for the U.S. Retained Interest in order for it to be marketable to third parties. The Manager believes that the U.S. Retained Interest, with a rate of Class R Interest Preferred Return as set forth above and sold at par, will have a fair value of $17,200,000. The Manager determined the fair value based on its review of cash flow model runs, which demonstrated that a holder of the U.S. Retained Interest would obtain a 9.410% yield to maturity under various modest growth, zero-growth and downside stress cases related to cash flow from the Fiber Networks and the related Customer Contracts, and whether or not the Lead Issuer repays existing Notes in full on or prior to the related Anticipated Repayment Date (i.e., whether the Notes are refinanced at their respective Anticipated Repayment Dates or are repaid (if at all) pursuant to the priority of payments out of cash flow generated by the Fiber Networks and related Customer Contracts). The cash flow model runs assumed transaction parameters (principal balances, priority of payment terms, and asset revenues and expenses) as detailed throughout the Offering Memorandum with respect to the Series 2025-2 Term Notes.

The Manager believes that the inputs and assumptions described above include the inputs and assumptions that could have a material impact on the fair value calculation or would be material to a

Schedule IV-3

prospective Noteholder’s ability to evaluate the fair value calculation. The fair value of each of the Series 2025-2 Notes and the U.S. Retained Interest was calculated based on the assumptions described above, which are intended solely for the purpose of determining these fair values in accordance with the requirements of the U.S. Risk Retention Rules and should not be relied upon by prospective Noteholders for any other purpose. Prospective Noteholders should be sure that they understand these assumptions when considering the fair value calculation.

Based on the foregoing, the Series 2025-2 Notes and the U.S. Retained Interest will have a fair value (expressed as a dollar amount as a percentage of the fair value of all ABS Interest issued by the Lead Issuer as part of the securitization transaction involving the issuance of the Series 2025-2 Notes) as follows:

Series/Class of Notes	Note Rate/Preferred Return	Initial Principal Balance/Initial Notional Principal Amount (1)	Fair Value	Fair Value (as a percentage)(2)
Series 2025-2, Class A-1-V	(3)	$75,000,000	$75,000,000	21.92%
Series 2025-2, Class A-2	5.177%	$180,000,000	$180,000,000	52.60%
Series 2025-2, Class B	5.621%	$28,200,000	$28,200,000	8.24%
Series 2025-2, Class C	7.834%	$41,800,000	$41,800,000	12.22%
Class R Interest	9.302%	$17,200,000	$17,200,000	5.03%
Total		$342,200,000	$342,200,000	100.0%

(1) Assumes that Series 2025-2 VFN Commitment is fully drawn.

(2) Totals and/or percentages may not add up due to rounding.

(3) The Note Rate for the Series 2025-2 Class A-1-V Notes will be determined in accordance with the Variable Funding Note Purchase Agreement and will generally equal a base rate, SOFR rate or CP funding rate, as applicable, plus a spread equal to 1.70%.

The fair value of the EHRI is required to be at least 5% of the fair value of all ABS Interests of the Lead Issuer issued as part of the securitization transaction involving the issuance of the Series 2025-2 Notes.

II.  U.S. Risk Retention Disclosure following the Series 2025-2 Closing Date.

The initial monthly report delivered by the Manager after the Series 2025-2 Closing Date will include the following information:

•	the fair value on the Series 2025-2 Closing Date (expressed as a percentage of the fair value of all of the ABS Interests of the Lead Issuer issued as part of the securitization transaction involving the issuance of the Series 2025-2 Notes and as a dollar amount) of the U.S. Retained Interest based on actual sale prices and finalized Note sizes;

•	the fair value on the Series 2025-2 Closing Date (expressed as a percentage of the fair value of all of the ABS Interests of the Lead Issuer issued as part of the securitization transaction involving the issuance of the Series 2025-2 Notes and as a dollar amount) of the U.S. Retained Interest that the sponsor (or majority-owned affiliate of the sponsor) is required to retain; and

•	to the extent the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed herein materially differs from the methodology or key inputs and assumptions used to calculate the fair value as of the Series 2025-2 Closing Date as set forth in such monthly report, descriptions of those material differences.

Schedule IV-4

EXHIBIT A TO CLASS A-1-V

NOTE PURCHASE AGREEMENT

ADVANCE REQUEST

UNITI FIBER ABS ISSUER, LLC,

SECURED FIBER NETWORK REVENUE VARIABLE FUNDING NOTES,
SERIES 2025-2, CLASS A-1-V

TO:

Uniti Fiber ABS Issuer LLC

c/o Uniti Group Inc.,

2101 Riverfront Drive, Suite A,

Little Rock, Arkansas 72292,

Attention: Senior Vice President, Chief Financial Officer and Treasurer; and SVP, Deputy General Counsel

with a copy to:

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Kinnary Armstrong

Telephone: 212-526-4286

Email: kinnary.armstrong@barclays.com, BarcapConduitOps@Barclays.com, mirrorbarclaysconduitteam@barclays.com and ASGReports@barclays.com

Re.: Uniti Fiber ABS Issuer, LLC; Series 2025-2 Class A-1-V Notes

Ladies and Gentlemen:

This Advance Request is delivered to you pursuant to Section 2.03 of that certain Series 2025-2 Class A-1-V Note Purchase Agreement, dated as of October 24, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Series 2025-2 Class A-1-V Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Uniti Fiber ABS Issuer, LLC, as the Lead Issuer, Uniti Fiber TRS Issuer, as the Co-Issuer, the Asset Entities parties thereto, Uniti Fiber Holdings Inc., as the Manager, the Conduit Investors, the Committed Note Purchasers for each Investor Group, the Funding Agents, and Barclays Bank PLC, as the Series 2025-2 Class A-1-V Administrative Agent.

Unless otherwise defined herein or as the context otherwise requires, capitalized terms used but not defined herein have the meaning assigned thereto under or as provided in the Series 2025-2 Class A-1-V Note Purchase Agreement.

The undersigned hereby requests that Advances be made in the aggregate principal amount of $ on , 20___.

[IF THE LEAD ISSUER IS ELECTING THE TERM SOFR RATE FOR THESE ADVANCES ON THE DATE MADE IN ACCORDANCE WITH SECTION 3.01(b) OF THE CLASS A-1-V NOTE PURCHASE AGREEMENT, ADD THE FOLLOWING SENTENCE:] The undersigned hereby elects that the Advances that are not funded at the CP Rate by an Eligible Conduit Investor shall be SOFR Advances.

A-1

The undersigned hereby acknowledges that the delivery of this Advance Request and the acceptance by the undersigned of the proceeds of the Advances requested hereby constitute a representation and warranty by the undersigned that, subject to Section 9.01 of the Series 2025-2 Class A-1-V Note Purchase Agreement all conditions set forth in Section 7.03 of the Series 2025-2 Class A-1-V Note Purchase Agreement have been satisfied.

The undersigned agrees that if prior to the time of the Advance requested hereby any matter certified to herein by it will not be true and correct as of such time as if then made, it will so notify the Series 2025-2 Class A-1-V Administrative Agent thereof (and any such supplement shall cure any such untrue or incorrect statement or certification).

Please wire transfer the proceeds of the Advances to the Series 2025-2 Class A-1-V Advance Account for further distribution by the Series 2025-2 Class A-1-V Administrative Agent from the Series 2025-2 Class A-1-V Advance Account to the Issuers pursuant to the following instructions:

[insert payment instruction for payment to Issuers]

Schedule IV-2

The undersigned has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ____ day of __________, 20___.

UNITI FIBER HOLDINGS INC., as the Manager on behalf of the Lead Issuer

By:
Name:
Title:

A-3

EXHIBIT B TO CLASS A-1-V

NOTE PURCHASE AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [ ], among [ ] (the “Transferor”), each purchaser listed as an Acquiring Committed Note Purchaser on the signature pages hereof (each, an “Acquiring Committed Note Purchaser”), the Funding Agent with respect to such Acquiring Committed Note Purchaser listed on the signature pages hereof (each, a “Funding Agent”), and the Issuer.

W I T N E S S E T H:

WHEREAS, this Assignment and Assumption Agreement is being executed and delivered in accordance with Section 9.17(a) of that certain Series 2025-2 Class A-1-V Note Purchase Agreement, dated as of October 24, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Series 2025-2 Class A-1-V Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Uniti Fiber ABS Issuer, LLC, as the Lead Issuer, Uniti Fiber TRS Issuer LLC, as the Co-Issuer, the Asset Entities parties thereto, Uniti Fiber Holdings Inc., as the Manager, the Conduit Investors, the Committed Note Purchasers for each Investor Group, the Funding Agents, and Barclays Bank PLC, as the Series 2025-2 Class A-1-V Administrative Agent;

WHEREAS, each Acquiring Committed Note Purchaser (if it is not already an existing Committed Note Purchaser) wishes to become a Committed Note Purchaser party to the Series 2025-2 Class A-1-V Note Purchase Agreement; and

WHEREAS, the Transferor is selling and assigning to each Acquiring Committed Note Purchaser, [all] [a portion of] its rights, obligations and commitments under the Series 2025-2 Class A-1-V Note Purchase Agreement, the Series 2025-2 Class A-1-V Notes and each other Transaction Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Assignment and Assumption Agreement by each Acquiring Committed Note Purchaser, each related Funding Agent, the Transferor and, to the extent required by Section 9.17(a) of the Series 2025-2 Class A-1-V Note Purchase Agreement, the Issuers (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring Committed Note Purchaser shall be a Committed Note Purchaser party to the Series 2025-2 Class A-1-V Note Purchase Agreement for all purposes thereof.

The Transferor acknowledges receipt from each Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Acquiring Committed Note Purchaser (such Acquiring Committed Note Purchaser’s “Purchased Percentage”) of (i) the Transferor’s Commitment under the Series 2025-2 Class A-1-V Note Purchase Agreement and (ii) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Committed Note Purchaser’s Purchased Percentage of (x) the Transferor’s Commitment under the Series 2025-2 Class A-1-V Note Purchase Agreement and (y) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount.

The Transferor has made arrangements with each Acquiring Committed Note Purchaser with respect to [(i)] the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor pursuant to Section 3.02 of the Series 2025-2 Class A-1-V Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Committed Note Purchaser to the Transferor of Fees or [ ] received by such Acquiring Committed Note Purchaser pursuant to the Series 2025-2 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Series 2025-2 Supplement or the Series 2025-2 Class A-1-V Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor and the Acquiring Committed Note Purchasers, as the case may be, in accordance with their respective interests as reflected in this Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Assignment and Assumption Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment and Assumption Agreement.

By executing and delivering this Assignment and Assumption Agreement, the Transferor and each Acquiring Committed Note Purchaser confirm to and agree with each other and the other parties to the Series 2025-2 Class A-1-V Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2025-2 Supplement, the Series 2025-2 Class A-1-V Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2025-2 Class A-1-V Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Issuers or the performance or observance by the Issuers of any of the Issuers’ obligations under the Indenture, the Series 2025-2 Class A-1-V Note Purchase Agreement, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Committed Note Purchaser confirms that it is not a Competitor and it has received a copy of the Indenture, the Series 2025-2 Supplement, the Series 2025-2 Class A-1-V Note Purchase Agreement and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) each Acquiring Committed Note Purchaser will, independently and without reliance upon the Series 2025-2 Class A-1-V Administrative Agent, the Transferor, the Funding Agent or any other Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2025-2 Class A-1-V Note Purchase Agreement; (v) each Acquiring Committed Note Purchaser appoints and authorizes the Series 2025-2 Class A-1-V Administrative Agent to take such action and to exercise such powers under the Series 2025-2 Class A-1-V Note Purchase Agreement as are delegated to the Series 2025-2 Class A-1-V Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2025-2 Class A-1-V Note Purchase Agreement; (vi) each Acquiring Committed Note Purchaser appoints and authorizes its related Funding Agent to take such action as agent on its behalf and to exercise such powers under the Series 2025-2 Class A-1-V Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2025-2 Class A-1-V Note Purchase Agreement; (vii) each Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2025-2 Class A-1-V Note Purchase Agreement are required to be performed by it as an Acquiring Committed Note Purchaser; and (viii) each Acquiring Committed Note Purchaser hereby represents and warrants to the Issuers and the Manager that: (A) it has had an opportunity to discuss the Issuer’s and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Issuer, and the Manager and their respective representatives; (B) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2025-2 Class A-1-V Notes; (C) it is purchasing the Series 2025-2 Class A-1-V Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2025-2 Class A-1-V Notes; (D) it understands that (I) the Series 2025-2 Class A-1-V Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Issuer, (II) the Issuers are not required to register the Series 2025-2 Class A-1-V Notes, (III) any permitted transferee hereunder must meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of Section 2.02 of the Indenture and Section 9.03 or 9.17, as applicable, of the Series 2025-2 Class A-1-V Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2025-2 Class A-1-V Notes; (F) it understands that the Series 2025-2 Class A-1-V Notes will bear the legend set out in the form of Series 2025-2 Class A-1-V Notes attached to the Series 2025-2 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Issuers from any purchaser of the Series 2025-2 Class A-1-V Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2025-2 Class A-1-V Note Purchase Agreement.

Schedule I hereto sets forth (i) the Purchased Percentage for each Acquiring Committed Note Purchaser, (ii) the revised Commitment Amounts of the Transferor and each Acquiring Committed Note Purchaser, and (iii) the revised Maximum Investor Group Principal Amounts for the Investor Groups of the Transferor and each Acquiring Committed Note Purchaser (it being understood that if the Transferor was part of a Conduit Investor’s Investor Group and the Acquiring Committed Note Purchaser is intended to be part of the same Investor Group, there will not be any change to the Maximum Investor Group Principal Amount for that Investor Group) and (iv) administrative information with respect to each Acquiring Committed Note Purchaser and its related Funding Agent.

This Assignment and Assumption Agreement and all matters arising under or in any manner relating to this Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2025-2 CLASS A-1-V NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AND ASSUMPTION AGREEMENT OR THE SERIES 2025-2 CLASS A-1-V NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE

THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS ASSIGNMENT AND ASSUMPTION AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[	], as Transferor

By:
Name:
Title:

By:
Name:
Title:

[	], as Acquiring Committed Note Purchaser

By:
Name:
Title:

[	], as Funding Agent

By:
Name:
Title:

CONSENTED AND ACKNOWLEDGED BY THE LEAD ISSUER:

UNITI FIBER ABS ISSUER LLC,
as the Issuer

By:
Name:
Title:

SCHEDULE I TO

ASSIGNMENT AND ASSUMPTION AGREEMENT

LIST OF ADDRESSES FOR NOTICES
AND OF COMMITMENT AMOUNTS

[____________________], as Transferor Prior Commitment Amount: $[	]
Revised Commitment Amount:	$[	]

Prior Maximum Investor Group
Principal Amount: $[	]

Revised Maximum Investor
Group Principal Amount: $[	]

Related Conduit Investor (if applicable) [	]

[	], as

Acquiring Committed Note Purchaser Address:

Attention:

Telephone:

Email:

Purchased Percentage of Transferor’s Commitment: [ ]%

Prior Commitment Amount: $[ ]

Revised Commitment Amount: $[ ]

Prior Maximum Investor Group

Principal Amount: $[ ]

Revised Maximum Investor Group Principal Amount: $[                 ]

Related Conduit Investor (if applicable) [                  ]

[_____________________], as related Funding Agent

Address:

Attention:

Telephone:

Email:

EXHIBIT C TO CLASS A-1-V

NOTE PURCHASE AGREEMENT

INVESTOR GROUP SUPPLEMENT, dated as of [ ], among (i) [ ] (the “Transferor Investor Group”), (ii) [ ] (the “Acquiring Investor Group”), (iii) the Funding Agent with respect to the Acquiring Investor Group listed on the signature pages hereof (each, a “Funding Agent”), and (iv) the Issuer.

W I T N E S S E T H:

WHEREAS, this Investor Group Supplement is being executed and delivered in accordance with Section 9.17(c) of that certain Series 2025-2 Class A-1-V Note Purchase Agreement, dated as of October 24, 2025 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2025-2 Class A-1-V Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Uniti Fiber ABS Issuer, LLC, as the Lead Issuer, Uniti Fiber TRS Issuer LLC, as the Co-Issuer, the Asset Entities parties thereto, Uniti Fiber Holdings Inc., as the Manager, the Conduit Investors, the Committed Note Purchasers for each Investor Group, the Funding Agents, and Barclays Bank PLC, as the Series 2025-2 Class A-1-V Administrative Agent;

WHEREAS, the Acquiring Investor Group wishes to become a Conduit Investor and [a] Committed Note Purchaser[s] with respect to such Conduit Investor under the Series 2025-2 Class A-1-V Note Purchase Agreement; and

WHEREAS, the Transferor Investor Group is selling and assigning to the Acquiring Investor Group [all] [a portion of] its respective rights, obligations and commitments under the Series 2025-2 Class A-1-V Note Purchase Agreement, the Series 2025-2 Class A-1-V Notes and each other Transaction Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Investor Group Supplement by the Acquiring Investor Group, each related Funding Agent with respect thereto, the Transferor Investor Group and, to the extent required by Section 9.17(c) of the Series 2025-2 Class A-1-V Note Purchase Agreement (the date of such execution and delivery, the “Transfer Issuance Date”) the Issuer, the Conduit Investor and the Committed Note Purchaser[s] with respect to the Acquiring Investor Group shall be parties to the Series 2025-2 Class A-1-V Note Purchase Agreement for all purposes thereof.

The Transferor Investor Group acknowledges receipt from the Acquiring Investor Group of an amount equal to the purchase price, as agreed between the Transferor Investor Group and the Acquiring Investor Group (the “Purchase Price”), of the portion being purchased by the Acquiring Investor Group (the Acquiring Investor Group’s “Purchased Percentage”) of (i) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2025-2 Class A-1-V Note Purchase Agreement and (ii) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount. The Transferor Investor Group hereby irrevocably sells, assigns and transfers to the Acquiring Investor Group, without recourse, representation or warranty, and the Acquiring Investor Group hereby irrevocably purchases, takes and assumes from the Transferor Investor Group, such Acquiring Investor Group’s Purchased Percentage of (x) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2025-2 Class A-1-V Note Purchase Agreement and (y) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount.

The Transferor Investor Group has made arrangements with the Acquiring Investor Group with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Investor

Group to such Acquiring Investor Group of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor Investor Group pursuant to Section 3.02 of the Series 2025-2 Class A-1-V Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Investor Group to the Transferor Investor Group of Fees or [ ] received by such Acquiring Investor Group pursuant to the Series 2025-2 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor Investor Group pursuant to the Series 2025-2 Supplement or the Series 2025-2 Class A-1-V Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor Investor Group and the Acquiring Investor Group, as the case may be, in accordance with their respective interests as reflected in this Investor Group Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Investor Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Investor Group Supplement.

The Acquiring Investor Group has executed and delivered to the Issuers (with a copy to the Indenture Trustee) a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2025-2 Class A-1-V Note Purchase Agreement.

By executing and delivering this Investor Group Supplement, the Transferor Investor Group and the Acquiring Investor Group confirm to and agree with each other and the other parties to the Series 2025-2 Class A-1-V Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2025-2 Supplement, the Series 2025-2 Class A-1-V Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2025-2 Class A-1-V Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Issuers or the performance or observance by the Issuers of any of the Issuers’ obligations under the Indenture, the Series 2025-2 Supplement, the Series 2025-2 Class A-1-V Note Purchase Agreement, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) the Acquiring Investor Group confirms that it has received a copy of the Indenture, the Series 2025-2 Supplement, the Series 2025-2 Class A-1-V Note Purchase Agreement and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Investor Group Supplement; (iv) the Acquiring Investor Group will, independently and without reliance upon the Series 2025-2 Class A-1-V Administrative Agent, the Transferor Investor Group, the Funding Agents or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2025-2 Class A-1-V Note Purchase Agreement; (v) the Acquiring Investor Group appoints and authorizes the Series 2025-2 Class A-1-V Administrative Agent to take such action and to exercise such powers under the Series 2025-2 Class A-1-V Note Purchase Agreement as are delegated to the Series 2025-2 Class A-1-V Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2025-2 Class A-1-V Note Purchase Agreement; (vi) each member of the Acquiring Investor Group appoints and authorizes its related Funding Agent, listed on Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Series 2025-2 Class A-1-V Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2025-2 Class A-1-V Note Purchase Agreement; (vii) each member of the Acquiring Investor Group agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2025-2 Class A-1-V Note Purchase Agreement are required to be performed by it as a member of the Acquiring Investor Group; and (viii) each member of the Acquiring Investor Group hereby represents and warrants to the Issuers and the Manager that: (A) it has had an opportunity to discuss the Issuer’s and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Issuers and the Manager and their respective representatives; (B) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2025-2 Class A-1-V Notes; (C) it is purchasing the Series 2025-2 Class A-1-V Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2025-2 Class A-1-V Notes; (D) it understands that (I) the Series 2025-2 Class A-1-V Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Issuer, (II) the Issuers are not required to register the Series 2025-2 Class A-1-V Notes, (III) any permitted transferee hereunder must meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of Section 2.02 of the Indenture and Section 9.03 or 9.17, as applicable, of the Series 2025-2 Class A-1-V Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2025-2 Class A-1-V Notes; (F) it understands that the Series 2025-2 Class A-1-V Notes will bear the legend set out in the form of Series 2025-2 Class A-1-V Notes attached to the Series 2025-2 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Issuers from any purchaser of the Series 2025-2 Class A-1-V Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2025-2 Class A-1-V Note Purchase Agreement.

Schedule I hereto sets forth (i) the Purchased Percentage for the Acquiring Investor Group, (ii) the revised Commitment Amounts of the Transferor Investor Group and the Acquiring Investor Group, and (iii) the revised Maximum Investor Group Principal Amounts for the Transferor Investor Group and the Acquiring Investor Group and (iv) administrative information with respect to the Acquiring Investor Group and its related Funding Agent.

This Investor Group Supplement and all matters arising under or in any manner relating to this Investor Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other that the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2025-2 CLASS A-1-V NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS INVESTOR GROUP SUPPLEMENT OR THE SERIES 2025-2 CLASS A-1-V NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED

FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS INVESTOR GROUP SUPPLEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Investor Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor Investor Group

By:
Name:
Title

[ ], as Acquiring Investor Group

By:
Name:
Title:

[ ], as Funding Agent

By:
Name:
Title

CONSENTED AND ACKNOWLEDGED
BY THE ISSUER:

UNITI FIBER ABS ISSUER LLC,
as the Issuer

By:
Name:
Title:

SCHEDULE I TO

INVESTOR GROUP SUPPLEMENT

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT AMOUNTS

[____________________], as Transferor Investor Group

Prior Commitment Amount: $[        ]

Revised Commitment Amount: $[        ]

Prior Maximum Investor Group

Principal Amount: $[        ]

Revised Maximum Investor

Group Principal Amount: $[        ]

[_______________________], as Acquiring Investor Group

Address:

Attention:

Telephone:

Email:

Purchased Percentage of

Transferor Investor Group’s Commitment: [_______]%

Prior Commitment Amount: $[________]

Revised Commitment Amount: $[______]

Prior Maximum Investor Group

Principal Amount: $[________

Revised Maximum Investor

Group Principal Amount: $[_______

[_________________________________], as related Funding Agent

Address:

Attention:
Telephone:

Email:

EXHIBIT D TO CLASS A-1-V

NOTE PURCHASE AGREEMENT

[FORM OF PURCHASER’S LETTER]

[INVESTOR]

[INVESTOR ADDRESS]

Attention: [INVESTOR CONTACT]                                                                                             [Date]

Ladies and Gentlemen:

Reference is hereby made to that certain Series 2025-2 Class A-1-V Note Purchase Agreement, dated as of October 24, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Series 2025-2 Class A-1-V Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Uniti Fiber ABS Issuer, LLC, as the Lead Issuer, Uniti Fiber TRS Issuer LLC, as the Co-Issuer, the Asset Entities parties thereto, Uniti Fiber Holdings Inc., as the Manager, the Conduit Investors, the Committed Note Purchasers for each Investor Group, the Funding Agents, and Barclays Bank PLC, as the Series 2025-2 Class A-1-V Administrative Agent, relating to the offer and sale (the “Offering”) of up to $75,000,000 of Series 2025-2 Variable Funding Senior Notes, Class A-1-V (the “Series 2025-2 Class A-1-V Notes”) of the Issuers. The Offering will not be required to be registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Act”) under an exemption from registration granted in Section 4(a)(2) of the Act and Regulation D promulgated under the Act. Unless otherwise defined herein, capitalized terms have the definitions ascribed to them in the Series 2025-2 Class A-1-V Note Purchase Agreement. Please confirm with us your acknowledgement and agreement with the following:

(a)	You are an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an “Accredited Investor”) and have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and are able and prepared to bear the economic risk of investing in, the Series 2025-2 Class A-1-V Notes.

(b)	None of the Issuers or their respective Affiliates (i) has provided you with any information with respect to the Issuer, the Series 2025-2 Class A-1-V Notes or the Offering other than the information contained in the Series 2025-2 Class A-1-V Note Purchase Agreement, or (ii) makes any representation as to the credit quality of the Issuers or the merits of an investment in the Series 2025-2 Class A-1-V Notes. The Issuers have not provided you with any legal, business, tax or other advice in connection with the Offering or your possible purchase of the Series 2025-2 Class A-1-V Notes.

(c)	You acknowledge that you have completed your own diligence investigation of the Issuers and the Series 2025-2 Class A-1-V Notes and have had sufficient access to the agreements, documents, records, officers and directors of the Issuers to make your investment decision related to the Series 2025-2 Class A-1-V Notes. You further acknowledge that you have had an opportunity to discuss the Issuer’s and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Issuers and the Manager and their respective representatives.

(d)	The Funding Agents may currently or in the future own securities issued by, or have business relationships (including, among others, lending, depository, risk management, advisory and banking relationships) with, the Issuers and their respective affiliates, and the Funding Agents will manage such security positions and business relationships as it determines to be in their respective best interests, without regard to the interests of the holders of the Series 2025-2 Class A-1-V Notes.

(e)	You are purchasing the Series 2025-2 Class A-1-V Notes for your own account, or for the account of one or more Persons who are Accredited Investors and who meet the criteria described in paragraph (a) above and for whom you are acting with complete investment discretion, for investment purposes only and not with a view to a distribution (but without prejudice to our right at all times to sell or otherwise dispose of the Series 2025-2 Class A-1-V Notes in accordance with clause (f) below) in violation of the Securities Act, subject, nevertheless, to the understanding that the disposition of your property shall at all times be and remain within your control, and neither you nor your Affiliates has engaged in any general solicitation or general advertising within the meaning of the Act, or the rules and regulations promulgated thereunder with respect to the Series 2025-2 Class A-1-V Notes. You confirm that, to the extent you are purchasing the Series 2025-2 Class A-1-V Notes for the account of one or more other Persons, (i) you have been duly authorized to make the representations, warranties, acknowledgements and agreements set forth herein on their behalf and (ii) the provisions of this letter constitute legal, valid and binding obligations of you and any other Person for whose account you are acting.

(f)	You understand that (i) the Series 2025-2 Class A-1-V Notes have not been and will not be registered or qualified under the Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Issuer, (ii) the Issuers are not required to register the Series 2025-2 Class A-1-V Notes, (iii) any permitted transferee under the Series 2025-2 Class A-1-V Note Purchase Agreement must be an Accredited Investor and (iv) any transfer must comply with the provisions of Section 2.02 of the Indenture and Section 9.03 or 9.17 of the Series 2025-2 Class A-1-V Note Purchase Agreement, as applicable.

(g)	You will comply with the requirements of paragraph (f) above in connection with any transfer by you of the Series 2025-2 Class A-1-V Notes.

(h)	You understand that the Series 2025-2 Class A-1-V Notes will bear the legend set out in the form of the Series 2025-2 Class A-1-V Notes attached to the Indenture and be subject to the restrictions on transfer described in such legend.

(i)	Either (i) you are not acquiring, holding or subsequently disposing of the Series 2025-2 Class A-1-V Notes for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or provisions under any Similar Law (as defined in the Indenture) or (ii) your purchase and holding of the Series 2025-2 Class A-1-V Notes will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

This letter agreement will be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other that the State of New York.

You understand that the Issuers will rely upon this letter agreement in connection with the Offering. You agree to notify the Issuers (with a copy to the Indenture Trustee) promptly in writing if any of your representations, acknowledgements or agreements herein cease to be accurate and complete. You irrevocably authorize the Issuers to produce this letter to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters set forth herein.

UNITI FIBER ABS ISSUER LLC, as the Lead Issuer

By:
Name:
Title:

Agreed and Acknowledged:

[INVESTOR]

By:
Name:
Title:

EXHIBIT E TO CLASS A-1-V

NOTE PURCHASE AGREEMENT

[FORM OF VOLUNTARY DECREASE]

TO:

BARCLAYS BANK PLC, as Series 2025-2 Class A-1-V Administrative Agent

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: (201) 499-8482

Email: BarcapConduitOps@Barclays.com, mirrorbarclaysconduitteam@barclays.com and

ASGReports@barclays.com

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Kinnary Armstrong

Telephone: 212-526-4286

Email: kinnary.armstrong@barclays.com

Wilmington Trust, National Association, as Indenture Trustee

1100 North Market Street, Rodney Square North,

Wilmington, Delaware 19890-1605, Attention: Corporate Trust Administration,

Re: Uniti Fiber ABS Issuer LLC

Ladies and Gentlemen:

Reference is made to (a) that certain Series 2025-2 Class A-1-V Note Purchase Agreement, dated as of October 24, 2025 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2025-2 Class A-1-V Note Purchase Agreement”), by and among Uniti Fiber ABS Issuer, LLC, as the Lead Issuer, Uniti Fiber TRS Issuer LLC, as the Co-Issuer, the Asset Entities parties thereto, Uniti Fiber Holdings Inc., as the Manager, the Conduit Investors, the Committed Note Purchasers for each Investor Group, the Funding Agents, and Barclays Bank PLC, as the Series 2025-2 Class A-1-V Administrative Agent. Unless otherwise defined herein, capitalized terms used but not defined herein have the meaning assigned thereto under or as provided in the Series 2025-2 Class A-1-V Note Purchase Agreement.

Pursuant to Section 2.02(d) of the Series 2025-2 Class A-1-V Note Purchase Agreement, the undersigned hereby gives the Series 2025-2 Class A-1-V Administrative Agent notice of a Voluntary Decrease and directs that the following amounts be paid on [ ] (the “Voluntary Decrease Date”).

Principal: $ ________________

Interest: $   ________________

E-1

The undersigned has executed and delivered this payment direction on the ____ day of _____, _____.

[ ], as Manager on behalf of the Lead Issuer

By:
Name:

Title:

E-2

EXHIBIT F TO CLASS A-1

NOTE PURCHASE AGREEMENT

[FORM OF COMMITMENT INCREASE NOTICE]

TO:

BARCLAYS BANK PLC, as Series 2025-2 Class A-1-V Administrative Agent

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: (201) 499-8482

Email: BarcapConduitOps@Barclays.com, mirrorbarclaysconduitteam@barclays.com and

ASGReports@barclays.com

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Kinnary Armstrong

Telephone: 212-526-4286

Email: kinnary.armstrong@barclays.com

Wilmington Trust, National Association, as Indenture Trustee

1100 North Market Street, Rodney Square North,

Wilmington, Delaware 19890-1605, Attention: Corporate Trust Administration,

Re: Uniti Fiber ABS Issuer LLC

Ladies and Gentlemen:

This Commitment Increase Notice is delivered to you pursuant to Section 2.09 of that certain Class A-1-VFN Note Purchase Agreement (Secured Fiber Network Revenue Variable Funding Notes, Series 2025-2, Class A-1-V), dated as of October 24, 2025 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2025-2 Class A-1-VFN Note Purchase Agreement”) among Uniti Fiber ABS Issuer, LLC, as the Lead Issuer, Uniti Fiber TRS Issuer, as the Co-Issuer, the Asset Entities party thereto from time to time, Uniti Fiber Holdings Inc., as the Manager, the Conduit Investors party thereto from time to time, the Committed Note Purchasers for each Investor Group party thereto from time to time, the Funding Agents party thereto from time to time, the Letter of Credit Providers party thereto from time to time, and Barclays Bank PLC, as the Series 2025-2 Class A-1-V Administrative Agent.

Unless otherwise defined herein, capitalized terms used herein have the meaning assigned thereto under or as provided in the Series 2025-2 Class A-1-VFN Note Purchase Agreement.

The undersigned hereby requests that a Commitment Increase in the aggregate Commitment Amount of all Committed Note Purchasers under the Series 2025-2 Class A-1-V Note Purchase Agreement to $[_______] on [____] [__], 20___. Schedule I to the Series 2025-2 Class A-1-VFN Note Purchase Agreement is hereby replaced in its entirety by Schedule I attached hereto. [The Series 2025-2 Class A-1-V Notes Upfront Fee payable in connection with such Commitment Increase is $[_______].]

Each of the undersigned hereby acknowledges that the delivery of this Commitment Increase Notice constitutes a representation by the undersigned that, on the date of such Commitment Increase and immediately after giving effect thereto (i) the Series 2025-2 Class A-1-V Notes Availability Conditions with respect to the amount of such Commitment Increase are satisfied, (ii) neither the aggregate Commitment Amount of all Committed Note Purchasers, nor the Series 2025-2 Class A-1-V Notes Maximum Principal Amount, is greater than $75,000,000 unless a Rating Agency Confirmation and consent of each Holder of the Series 2025-2 Class A-1-V Notes are obtained , (iii) the aggregate Commitment Amount of all Committed Purchasers does not exceed the Series 2025-2 Class A-1-V Notes Maximum Principal Amount and (iv) all other conditions set forth in Section 2.09 of the Series 2025-2 Class A-1-VFN Note Purchase Agreement have been satisfied.

Calculations evidencing the satisfaction of the Series 2025-2 Class A-1-V Notes Availability Conditions are attached in Schedule II hereto.

[An Advance Request is attached as Schedule III hereto.] [The undersigned acknowledge and agree that the Committed Note Purchasers will make the Advance net of the Series 2025-2 Class A-1-V Notes Upfront Fee payable to the Committed Note Purchasers. [The Advance less the Series 2025-2 Class A-1-V Notes Upfront Fee equals $[_______].]]

The undersigned agrees that if prior to the effective date of the Commitment Increase requested hereby any matter certified to herein by it will not be true and correct as of such date as if then made, it will so notify the Series 2025-2 Class A-1-V Administrative Agent thereof (and any such supplement shall cure any such untrue or incorrect statement or certification).

The undersigned has caused this Commitment Increase Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ____ day of 20___.

UNITI FIBER ABS ISSUER LLC, as the Lead Issuer

By:
Name:
Title:

UNITI FIBER HOLDINGS INC., as Manager

By:
Name:
Title:

SCHEDULE I TO

COMMITMENT INCREASE NOTICE

[Attached]

SCHEDULE II TO

COMMITMENT INCREASE NOTICE

[Attached]

SCHEDULE III TO

COMMITMENT INCREASE NOTICE

[Attached]

F-6